--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                              VICTORY PORTFOLIOS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                              VICTORY PORTFOLIOS
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             THE VICTORY PORTFOLIOS
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 1995

     A special meeting of the shareholders of the underlying funds (each, a "Fund" and collectively, the "Funds") of THE VICTORY PORTFOLIOS (the "Company") will be held at 9:30 a.m. (Eastern time) at 3435 Stelzer Road, Columbus, Ohio, 43219-3035 on December 1, 1995, for the purposes indicated below:

The following items apply to shareholders of EACH FUND:

          1. To approve or disapprove a conversion of the Company to a Delaware business trust.

        2. To approve or disapprove a new investment advisory agreement between each of the Funds and KeyCorp Mutual Fund Advisers, Inc. No fee increase is proposed.

          3. (a) To elect seven trustees to serve as members of the Board of Trustees of the Company; and

            (b) To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year of each of the Funds.

     In addition, for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournment thereof.

The remaining Proposals apply only to the Fund or Funds indicated in italics:

With respect to ALL FUNDS OTHER THAN THE FUND FOR INCOME AND THE SPECIAL GROWTH
FUND:

          4. To approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and Society Asset Management, Inc.

With respect to the FUND FOR INCOME:

          5. To approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and First Albany Asset Management Corporation.

With respect to the SPECIAL GROWTH FUND:

          6. To approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund Advisers, Inc. and T. Rowe Price Associates, Inc.

With respect to the PRIME OBLIGATIONS, TAX-FREE MONEY MARKET AND U.S. GOVERNMENT OBLIGATIONS FUNDS:

          7. To approve or disapprove a change in the maximum remaining maturity for each portfolio security which may be purchased by the Fund, from 13 months to 397 days.

In addition, with respect to the BALANCED FUND, DIVERSIFIED STOCK FUND, GOVERNMENT MORTGAGE FUND, GROWTH FUND, INTERMEDIATE INCOME FUND, INTERNATIONAL GROWTH FUND, INVESTMENT QUALITY BOND FUND, LIMITED TERM INCOME FUND, OHIO MUNICIPAL BOND FUND, OHIO REGIONAL STOCK FUND, PRIME OBLIGATIONS FUND, SPECIAL VALUE FUND, STOCK INDEX FUND, TAX-FREE MONEY MARKET FUND, U.S. GOVERNMENT OBLIGATIONS FUND, AND VALUE FUND (the "MODERNIZING FUNDS"), the agenda for the special meeting will include the additional items specified below.

With respect to each of the MODERNIZING FUNDS other than the OHIO MUNICIPAL BOND
FUND:

          8. To approve or disapprove a restatement of the Fund's investment objective; and

With respect to the MODERNIZING FUNDS:

          9. To consider the following proposals pertaining primarily to the Funds' fundamental investment restrictions:

             a. To approve or disapprove an amendment to each Fund's fundamental investment restrictions concerning borrowing and senior securities;

             b. To approve or disapprove an elimination of each Fund's fundamental investment restriction concerning investment for the purpose of exercising control;

             c. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning the making of loans;

             d. To approve or disapprove an amendment of each Fund's fundamental investment restriction concerning purchases of securities on margin;

             e. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning underwriting the securities of other issuers;

             f. To approve or disapprove an amendment to certain Funds' fundamental investment restriction concerning diversification;

             g. To approve or disapprove an amendment to certain Funds' fundamental investment restriction concerning concentration of investment;

             h. To approve or disapprove an amendment to certain Funds' fundamental investment restrictions concerning commodities and real estate;

             i. To approve or disapprove an amendment of certain Funds' fundamental investment restriction concerning investments in other investment companies;

             j. To approve or disapprove a reclassification of certain Funds' fundamental investment restriction regarding securities in which affiliates have invested;

             k. To approve or disapprove a reclassification of certain Funds' fundamental investment restriction regarding securities of unseasoned issuers;

             l. To approve or disapprove an amendment of certain Funds' fundamental investment restriction regarding investments in restricted and illiquid securities;

             m. To approve or disapprove a reclassification of certain fundamental investment restrictions of the Tax-Free Money Market Fund concerning the use of options;

             n. To approve or disapprove of a reclassification of a fundamental investment restriction of certain Funds concerning the use of options;

             o. To approve or disapprove an amendment of the fundamental investment restriction of the U.S. Government Obligations Fund concerning permissible investments in government securities; and

             p. To approve or disapprove a change in the status of the Ohio Municipal Bond Fund from a diversified to a nondiversified fund.

     Shareholders of record as of the close of business on October 13, 1995 are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Your attention is called to the accompanying proxy statement.

                                          By Order of the Board of Trustees

                                          /s/ Scott A. Englehart
                                          SCOTT A. ENGLEHART
                                          Secretary

October 31, 1995

     YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE VICTORY PORTFOLIOS
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of THE VICTORY PORTFOLIOS (the "Company") and pertains, to the extent set forth below, to each of its underlying investment funds (each, a "Fund" and collectively, the "Funds"). The Company is a registered open-end investment company having its executive offices at 3435 Stelzer Road, Columbus, Ohio 43219-3035. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Company or by appearing personally at the December 1, 1995 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Funds, except that the costs allocable to Proposals 2, 4, 5 and 6 will be borne by KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), Society Asset Management, Inc. ("Society") and/or their affiliates. Society is currently the investment adviser to each of the Funds. First Albany Asset Management Corporation ("First Albany") serves as sub-adviser for the Fund for Income and T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as sub-adviser for the Special Growth Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Company, Society or Society National Bank or its affiliates, Concord Holding Corporation ("CHC"), the Funds' administrator, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s), including for the election of each person nominated to the Board of Trustees of the Company.

     Shareholder Communications Corporation and its agents ("SCC") may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481 Ext. 495 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. The Company believes that this telephonic voting system complies with Massachusetts law and has reviewed an opinion of counsel to that effect.

     A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Fund's Transfer Agent, Primary Funds Service Corporation, P.O. Box 9471, Providence, RI 02940-9471, at (800) 539-3863.

     This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about November 3, 1995.

     On October 13, 1995, the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of beneficial interest ("Shares") outstanding set forth below, each Share being entitled to one vote:

                                                                           TOTAL SHARES
                                    FUND                                    OUTSTANDING
    --------------------------------------------------------------------  ---------------
    Prime Obligations Fund..............................................  459,692,881.250
    Ohio Municipal Money Market Fund....................................  510,022,004.780
    Tax-Free Money Market Fund..........................................  311,592,949.180
    Institutional Money Market Fund (Institutional Class)...............  504,003,681.150
    Institutional Money Market (Service Class)..........................    4,146,635.870
    Financial Reserves Fund.............................................  777,057,368.300
    U.S. Government Obligations Fund....................................  909,055,922.060
    Government Bond Fund (Class A)......................................    2,855,607.596
    Government Bond Fund (Class B)......................................       80,002.074
    Fund For Income.....................................................    2,288,689.462
    Limited Term Income Fund............................................   17,021,161.108
    Government Mortgage Fund............................................   12,605,147.580
    Intermediate Income Fund............................................   16,675,302.918
    Investment Quality Bond Fund........................................   12,679,217.607
    National Municipal Bond Fund (Class A)..............................    1,184,169.177
    National Municipal Bond Fund (Class B)..............................       45,076.272
    New York Tax-Free Fund (Class A)....................................    1,208,662.486
    New York Tax-Free Fund (Class B)....................................      144,940.405
    Ohio Municipal Bond Fund............................................    5,331,380.748
    Stock Index Fund....................................................   12,605,525.613
    Value Fund..........................................................   24,874,229.642
    Growth Fund.........................................................    8,928,592.748
    Special Growth Fund.................................................    4,578,126.394
    Balanced Fund.......................................................   18,300,189.332
    Diversified Stock Fund..............................................   29,706,927.998
    Ohio Regional Stock Fund............................................    2,433,977.437
    Special Value Fund..................................................   15,908,871.929
    International Growth Fund...........................................    8,653,262.899

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against a proposal, if such proposal requires an approval under the 1940 Act.

                                  INTRODUCTION

     The Meeting is being called for the following purposes (the "Proposals").

     With respect to each of the Funds: (1) to approve or disapprove a conversion of the Company to a Delaware business trust; (2) to approve or disapprove a new investment advisory agreement between each of the Funds and KeyCorp Advisers; (3)(a) to elect seven persons to serve as members of the Board of Trustees of the Company; and (b) to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year of each of the Funds; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     Each one of the following Proposals applies only to certain Funds (the Funds to which each of these Proposals apply are specified below and in the charts set forth on the next two pages): (4) to approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society (all Funds other than Fund for Income and Special Growth Fund); (5) to approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Advisers and First Albany (Fund for Income only); (6) to approve or disapprove a new Investment Sub-Advisory Agreement between KeyCorp Advisers and T. Rowe Price (Special Growth Fund only); (7) to approve or disapprove of a change in the maximum remaining maturity of portfolio instruments (Prime Obligations, Tax-Free and U.S. Government Obligations Money Market Funds only); (8) to approve or disapprove a restatement of the Funds' investment objectives (Balanced Fund, Diversified Stock Fund, Government Mortgage Fund, Growth Fund, Intermediate Income Fund, International Growth Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Regional Stock Fund, Prime Obligations Fund, Special Value Fund, Stock Index Fund, U.S. Government Obligations Fund, Tax-Free Money Market Fund and Value Fund only); and (9) to consider proposals pertaining to the amendment, reclassification or elimination of various fundamental investment restrictions of the Funds (each of the Funds listed under Proposal number (8) above, with the addition of Ohio Municipal Bond Fund (collectively, the "Modernizing Funds")).

                                                           PROPOSAL NUMBER

----------------------------------------------------------------------------------------------------------------
              NAME OF FUND                   1      2      3A     3B     4      5      6      7      8     9(1)
----------------------------------------------------------------------------------------------------------------
 Balanced                                    x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Diversified Stock                           x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Government Mortgage                         x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Growth                                      x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Intermediate Income                         x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 International Growth                        x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Investment Quality Bond                     x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Limited Term Income                         x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond                         x      x      x      x      x                                   x
----------------------------------------------------------------------------------------------------------------
 Ohio Regional Stock                         x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Prime Obligations                           x      x      x      x      x                    x      x       x
----------------------------------------------------------------------------------------------------------------
 Special Value                               x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Stock Index                                 x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market                       x      x      x      x      x                    x      x       x
----------------------------------------------------------------------------------------------------------------
 U.S. Government Obligations                 x      x      x      x      x                    x      x       x
----------------------------------------------------------------------------------------------------------------
 Value                                       x      x      x      x      x                           x       x
----------------------------------------------------------------------------------------------------------------
 Financial Reserves                          x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 Fund for Income                             x      x      x      x             x
----------------------------------------------------------------------------------------------------------------
 Government Bond                             x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 Institutional Money Market                  x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 National Municipal Bond                     x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 New York Tax-Free                           x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 Ohio Municipal Money Market                 x      x      x      x      x
----------------------------------------------------------------------------------------------------------------
 Special Growth                              x      x      x      x                    x
----------------------------------------------------------------------------------------------------------------

---------------
(1) See sub-chart on the next page regarding Proposal 9.

                                                    SUBCHART FOR PROPOSALS 9A-P

-----------------------------------------------------------------------------------------------------------------------
              NAME OF FUND                A    B    C    D    E    F    G    H    I    J    K    L    M    N    O    P
-----------------------------------------------------------------------------------------------------------------------
 Balanced                                 x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Diversified Stock                        x    x    x    x    x    x    x    x    x    x    x              x
-----------------------------------------------------------------------------------------------------------------------
 Government Mortgage                      x    x    x    x    x              x
-----------------------------------------------------------------------------------------------------------------------
 Growth                                   x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Intermediate Income                      x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 International Growth                     x    x    x    x    x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Investment Quality Bond                  x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Limited Term Income                      x    x    x    x    x    x    x    x    x    x    x              x
-----------------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond                      x    x    x    x    x         x    x    x    x    x    x         x         x
-----------------------------------------------------------------------------------------------------------------------
 Ohio Regional Stock                      x    x    x    x    x    x    x    x    x    x    x              x
-----------------------------------------------------------------------------------------------------------------------
 Prime Obligations                        x    x    x    x    x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Special Value                            x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Stock Index                              x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market                    x    x    x    x    x         x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------
 U.S. Government Obligations              x    x    x    x    x              x    x    x    x    x              x
-----------------------------------------------------------------------------------------------------------------------
 Value                                    x    x    x    x    x    x    x    x
-----------------------------------------------------------------------------------------------------------------------

     Approval of each one of the Proposals other than the election of Trustees (Proposal 3(a)) and the ratification of auditors (Proposal 3(b)) requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each Fund to which the Proposal is applicable. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. The election of each nominee for election as a Trustee (Proposal 3(a)) requires the affirmative vote of a plurality of all Shares voted at the Meeting, and the ratification of auditors (Proposal 3(b)) requires the vote of a majority of the Shares of each Fund present at the Meeting.

     An election of Trustees under Proposal 3(a) and an approval of auditors under Proposal 3(b) would be effective immediately. If Proposals 2, 4, 5 and 6 are approved, it is anticipated that they will become effective by January 1, 1996. If the other Proposals are approved, it is anticipated that they will become effective as soon as practical thereafter, and in any event by March 1, 1996.

     A Table of Contents for this proxy statement is set forth at the back of this document, following the exhibits hereto.

                             MATTERS TO BE ACTED ON

                                   PROPOSAL 1

                   APPROVAL OR DISAPPROVAL OF A PROPOSED PLAN
                    TO CONVERT THE VICTORY PORTFOLIOS FROM A
           MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

INTRODUCTION

     If the shareholders of all Funds approve this Proposal, the Company will be converted from a Massachusetts business trust into a Delaware business trust. The proposed conversion into a Delaware business trust (the "Conversion") would take place pursuant to an Agreement and Plan of Conversion and Termination (the "Conversion Plan") in the form attached as Exhibit A to this Proxy Statement. Adoption of this Proposal for each Fund requires a vote of the "majority of the outstanding voting securities" of each Fund, within the meaning of the 1940 Act.

     On September 20, 1995, the Board of Trustees of the Company (the "Board") unanimously approved a proposal made by Society to change the jurisdiction in which the Company is organized. Since the Company is currently organized as a Massachusetts business trust, certain of its affairs are governed by a Declaration of Trust adopted under and subject to the laws of Massachusetts (hereinafter sometimes referred to as the "Current Company"). The Conversion to a Delaware business trust (hereinafter sometimes referred to as the "Successor Company" in order to distinguish it from the Current Company) is being recommended for the purpose of restating and clarifying the Company's organizational document -- its trust instrument -- under Delaware law, which the Board believes would result in certain advantages. These advantages would include (i) having more flexibility and efficiency in the administration of the Company, (ii) being subject to a clearer and more developed body of law (the law of Delaware), (iii) eliminating the potential that may presently exist, under certain circumstances, for shareholder liability for the obligations of the Company, and (iv) having the potential to avoid certain expenses or obtain certain cost savings for the Company and its shareholders. See "Evaluation by the Current Company's Trustees" below.

DESCRIPTION OF THE CURRENT COMPANY

     The Company's Declaration of Trust, pursuant to which the Company was originally organized under the name The North Third Street Fund, was filed with the Secretary of State of the Commonwealth of Massachusetts on February 6, 1986. Pursuant to various amendments and restatements filed thereafter, the name of the Company was changed to The Emblem Fund, then to The Society Funds, and then ultimately (in connection with the merger of KeyCorp and Society Corporation in 1994) to The Victory Portfolios. The Declaration of Trust of the Current Company, as restated and amended to date (the "Declaration of Trust"), authorizes the Trustees to issue an unlimited number of Shares. The Company presently has 28 series or Funds (the "Current Funds"), 4 of which are inactive and therefore not covered by this proxy statement. The Declaration of Trust authorizes the Trustees to issue Shares in additional series by setting or changing their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Summary of Certain Disadvantages of the Current Company's Declaration of Trust under Massachusetts Law

     In the administration of the Current Company's affairs under its Declaration of Trust, issues have arisen for which there has been a lack of guidance under relevant provisions of Massachusetts law.

     Furthermore, holders of units of interest in a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Although provisions of the Declaration of Trust and other legal documents pertaining to the Company's affairs seek to minimize the potential for such liability, some degree of exposure, however unlikely, continues to exist with respect to the Current Company as long as it is governed by Massachusetts law. Substantially all written agreements, obligations, instruments, or undertakings made by the Company must contain a provision limiting the obligations created by that transaction to the Fund or Funds to which the transaction relates, as well as related provisions to the effect that the shareholders of the Fund or Funds and trustees of the Current Company are not personally liable thereunder. Although the Declaration of Trust provides for indemnification out of the Funds' property of any shareholder held personally liable for the obligations of a Fund solely by reason of his or her being or having been a shareholder, a shareholder could conceivably incur financial loss exceeding any amounts indemnified on account of shareholder liability if the circumstances were such that the Fund had insufficient assets or would otherwise be unable to meet its obligations.

DESCRIPTION OF THE SUCCESSOR COMPANY

Advantages of a Delaware Business Trust

     The Successor Company would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached as Exhibit B (the "Delaware Trust Instrument"). As a Delaware business trust, the Successor Company's operations will be governed by the Delaware Trust Instrument, the Successor Company's Bylaws and applicable Delaware law rather than by the Current Company's Declaration of Trust, Code of Regulations and applicable Massachusetts law. Except as described in this Proposal, the Conversion will not affect the operations of the Funds, which will continue to have the same investment objectives, policies and restrictions (subject to separate Proposals pertaining thereto set forth in this Proxy Statement, which are unrelated to the Conversion) and be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder, and those of applicable state securities laws.

     The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. It is believed that no similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts or in most other states. (To guard against the risk that a court of another state would apply that state's law on this point, the Trust Instrument still provides that every written obligation of the Company contain a statement that such obligation may only be enforced against the assets of the Company and provides for indemnification out of Successor Company property of any shareholder held personally liable for the obligations of the Successor Company). In light of Delaware law, the nature of the Successor Company's business, and the nature of its assets, management believes that the risk of personal liability to a Successor Company shareholder would be extremely remote.

     Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

     There are other advantages that may be afforded by a Delaware business trust. For example, Delaware law authorizes electronic or telephonic communications between shareholders and the Successor Company, and taking advantage of this provision could improve shareholder voting procedures and reduce costs. Under Delaware law, the Successor Company will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Company, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Company's domicile without a shareholder vote. This flexibility could help to assure that the Successor Company operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Delaware Trust Instrument

     The provisions of the Delaware Trust Instrument are similar to those of the Declaration of Trust, but various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides more details and additional flexibility as to certain matters that were not addressed by the Declaration of Trust. For example, shareholder quorum and voting requirements, including provisions pertaining to record dates for meetings and adjournments, have been clarified and liberalized in order to provide increased flexibility. Ambiguities formerly existing as to voting requirements have been removed. Shareholders will be deemed to have preauthorized certain changes which the Board could adopt for the structural form for each Fund (which would allow the Board to convert a Fund into "master/feeder" format). The table set forth as Schedule 1 to this proxy statement highlights certain similarities and differences between the provisions of the current Declaration of Trust and the proposed Delaware Trust Instrument. Although this summary is intended to highlight important differences, it is based upon a summary of the Delaware Trust Instrument's provisions and is therefore qualified by the provisions of the complete Delaware Trust Instrument.

SIMILARITIES BETWEEN THE CURRENT COMPANY AND SUCCESSOR COMPANY

     Although the Conversion would result in certain changes which are described above, most aspects of administering the Successor Company as a Delaware business trust will remain unchanged.

     Management by the Board of Trustees. The Company will continue to be managed by or under the direction of its Trustees, who serve indefinite terms and who shall have substantially the same responsibilities, powers, and fiduciary duties as the Trustees of the Current Company. The Trustees of the Successor Company are expected to be the current Trustees of the Company and persons who are elected to serve as Trustees of the Company pursuant to Proposal 3(a). The Trustees of the Successor Company may elect the officers of the Successor Company, some of whom may be officers of the Current Company.

     Issuance of Shares in Separate Series. The Delaware Trust Instrument will establish separate series of shares (each, a "Successor Fund") to correspond to each of the Current Funds. As is presently the case, the Trustees of the Successor Company may establish additional series, designate the relative rights and preferences of each series, and may divide the shares of any series into classes. Shares of each series shall represent equal proportionate interests in the assets of that series only and have identical voting, dividend, liquidation, and other rights. The liabilities of each series shall be borne solely by that series, and no series will be responsible for the liabilities of another series. Each series may issue an unlimited number of shares, and all shares issued will be fully paid and non-assessable. Shares will have no subscription or preemptive rights or other right to subscribe to any additional shares and only such conversion or exchange rights as the Trustees may grant in their discretion.

     Shareholder Meetings and Voting. Shares of the Company are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote as a single class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, and (ii) when the Board of Trustees has determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. The shareholder voting provisions of the Delaware Trust Instrument are summarized under "Shareholder Voting" in Schedule 1.

     The Successor Company, like the Current Company, will operate as an open-end management investment company registered with the SEC and governed by the 1940 Act. Shareholders of each Successor Fund will, therefore, have the power to vote at special meetings with respect to matters pertaining to the Company generally and to their Successor Fund in particular, such as any proposed changes in fundamental investment policies of that respective Successor Fund.

     Liability of Trustees. The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Successor Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Successor Company; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Successor Company or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Successor Company. The Successor Company may advance money for expenses, provided that the Trustee undertakes to repay the Successor Company if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Successor Company is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Successor Company's independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

SUMMARY OF THE CONVERSION PLAN

     The following summary of the principal terms of the Conversion Plan is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Exhibit A to this Proxy Statement.

     Prior to the Conversion, a Delaware certificate of trust will be filed and the Successor Company established as a Delaware entity. Each Successor Fund will have only nominal assets and no liabilities.

     On the closing date of the Conversion ("Closing Date"), the Current Company will transfer all of the assets of each of its Current Funds to a corresponding Successor Fund of the Successor Company in exchange for the assumption by each Successor Fund of all of the corresponding Current Fund's liabilities and the issuance of that number of shares of the Successor Fund (the "Successor Fund Shares") equal to the number of outstanding shares of the corresponding Current Fund (the "Current Fund Shares"). Immediately thereafter, each Current Fund will distribute the same number of Successor Fund Shares to each Current Fund shareholder as are then owned by the shareholder. Following the making of such a liquidating distribution by each Current Fund, the Current Company will be terminated and, as soon as practicable thereafter, will be wound up and dissolved. Such transfer of assets in exchange for shares will be effected on a class by class basis for each Current Fund which, as of the Closing Date, has outstanding more than one class of shares, so that shareholders will receive Successor Fund Shares of the same class as the class of shares of the Current Fund held on the Closing Date.

     UPON COMPLETION OF THE CONVERSION, EACH SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES. Of course, the value of a shareholder's investment will fluctuate thereafter, based on the investment performance of the Successor Fund.

     As described above, if the Conversion is approved, the Successor Fund Shares will be held of record by the Current Funds on the Closing Date pending distribution to shareholders. Approval by shareholders of this Proposal 1 will be deemed to authorize the Current Funds (as shareholders on the Closing Date) to vote on each of the Proposals set forth in this Proxy Statement in the same proportion as the shareholders voted, so that the approval of the respective Proposals may be made effective with respect to the Successor Funds and the Successor Company as well as the Current Funds and the Current Company. In addition, an approval of this Proposal 1 by shareholders of any Current Fund will be deemed to authorize that Current Fund (as shareholder on the Closing
Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Successor Fund which had previously been approved by shareholders of the Current Fund and are then in effect with respect to the Current Fund.

     If the Conversion Plan is approved, the Closing Date of the Conversion is expected to occur on or about February 29, 1996, unless the Trustees of the Successor Company determine that it would not be in the best interests of the Shareholders to do so at that time or at all. The obligations of the Current Company and the Successor Company under the Conversion Plan are subject to various conditions as stated therein. The Conversion Plan may be terminated or amended at any time prior to the Conversion, but no such amendment may have a material adverse effect on the interests of Current Company shareholders. The Conversion Plan will only apply to those Current Funds whose shareholders render the requisite vote to approve the Conversion

Plan; therefore, the Current Company may (but would not be obligated to) transfer the assets of only some of the Current Funds.

TEMPORARY WAIVER OF CERTAIN INVESTMENT POLICIES

     Certain investment policies of the Company, including those which prohibit it from acquiring more than a stated percentage of ownership of another company and from investing more than a stated percentage of its assets in a particular industry, could be deemed to prohibit the Company from carrying out the Conversion. By approving this Proposal, shareholders will be agreeing that for the purposes of effecting the Conversion, any investment policies or restrictions that would otherwise prohibit the Conversion will be waived on a temporary basis so as not to impede the Conversion.

FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION

     In connection with the Conversion, the Company intends to obtain an opinion of counsel stating that, with respect to each Current Fund, for federal income tax purposes: (i) the transfer of all of the assets of the Current Fund (except for a cash reserve in an amount necessary for the discharge of all known and reasonably anticipated liabilities of the Current Fund, if any) to the Successor Fund in exchange for the assumption of all of the liabilities of the Current Fund by the Successor Fund and the delivery to the Current Fund of shares of the Successor Fund, and the distribution by the Current Fund pro rata to its shareholders of such shares of the Successor Company and the termination of the Current Fund, as described in the Conversion Plan will constitute a reorganization within the meaning of section 368(a)(1)(C), 368(a)(1)(D), or 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); (ii) the Current Fund will not recognize any gain or loss as a result of the Conversion; (iii) the Successor Fund will not recognize any gain or loss as a result of the Conversion; (iv) shareholders of the Current Fund will not recognize any gain or loss on the exchange of their Current Fund Shares for Successor Fund Shares in the Conversion; (v) the basis of the Successor Fund Shares received by a shareholder will equal the basis of the shareholder's Current Fund Shares immediately prior to the Conversion; (vi) the holding period of Successor Fund Shares received in the Conversion by a shareholder will include the holding period during which he held the Current Fund Shares exchanged therefor as a capital asset as of the time of the Conversion; and
(vii) the basis and holding period of the Successor Fund in the assets of the Current Fund received in the Conversion will equal the basis and will include the holding period, respectively, of such assets in the hands of the Current Fund immediately prior to the Conversion.

     The Current Funds and the Current Company have not sought a tax ruling from the Internal Revenue Service ("IRS") with respect to the tax aspects of the Conversion, but will act in reliance upon the opinion of counsel discussed in the preceding paragraph. Such opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. If for any reason the Conversion did not qualify as a tax-free reorganization for federal income tax purposes, then (i) the transfer of each Current Fund's assets to its corresponding Successor Fund would be treated as a taxable sale or exchange of those assets at fair market value, and (ii) the exchange -- by the shareholders of each Current Fund -- of their Current Fund Shares for Successor Fund Shares would be treated as a taxable exchange of the Current Fund Shares, also at fair market value. Shareholders should consult their own advisers concerning that and other potential tax consequences of the Conversion to them, including any applicable state and local income tax consequences.

EVALUATION BY THE CURRENT COMPANY'S TRUSTEES

     Based on a recommendation by Society, the Board reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed Delaware Trust Instrument. In this regard, the Trustees considered the following:

          (1) the disadvantages described above which apply to operating the Company as a Massachusetts business trust;

          (2) the advantages described above which apply to operating the Successor Company as a Delaware business trust;

          (3) the advantages to be gained by restating the Company's entire trust instrument and adopting the new Trust Instrument under Delaware law;

          (4) that the Conversion itself will not affect the investment advisory arrangements applicable to the Company, the investment objectives, policies or restrictions of any Fund, or otherwise affect in any significant manner the general characteristics of any Fund or a shareholder's investment therein;

          (5) the expected federal tax consequences to the Current Funds, the Successor Funds and shareholders resulting from the proposed Conversion, and the likelihood that no recognition of income, gain or loss for federal income tax purposes to the Current Funds, the Successor Funds or shareholders will occur as a result thereof; and

          (6) that the interests of the shareholders of the Current Funds will not be diluted as a result of the proposed Conversion.

     In considering these factors and reaching the decision to recommend that the shareholders vote to approve this Proposal, the Board concluded that adopting the Conversion Plan and the Delaware Trust Instrument is in the best interests of the shareholders. Appraisal rights are not available to Current Company shareholders. However, shareholders retain the right to redeem their Shares at net asset value at any time.

     The adoption of this Proposal, as to each Fund, requires the vote of a "majority of the outstanding voting securities of the Fund," within the meaning of the 1940 Act.

     IN VIEW OF THE FOREGOING, THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE CONVERSION PLAN AND THE DELAWARE TRUST INSTRUMENT.

                                   PROPOSAL 2

              APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
               AGREEMENT BETWEEN THE COMPANY AND KEYCORP ADVISERS

INTRODUCTION

     Society, the current investment adviser of the Funds, recommended to the Board that the Company enter into a new Investment Advisory Agreement, on behalf of each Fund, with KeyCorp Advisers, an affiliate of Society (the "Proposed Advisory Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the Proposed Advisory Agreement.

     If Proposal 4 is approved, Society will continue to manage the day-to-day affairs of each Fund (other than the Fund for Income and Special Growth Fund), but in the capacity of sub-adviser rather than adviser. While the Proposed Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Exhibit C. Certain provisions set forth in Exhibit C reflect the assumption that shareholders of the Funds will approve Proposal 1 and the Company will be converted into a Delaware business trust. However, since approval of this Proposal 2 is not dependent upon an approval of Proposal 1 or a Conversion of the Company to a Delaware business trust, and since the terms of this Proposal (if approved) may be implemented prior to the Conversion, the Current Company may enter into the Proposed Advisory Agreement (in which case the Proposed Advisory Agreement will be between the Funds and the Current Company and its provisions will reflect certain information about the Current Company rather than the Successor Company). If the shareholders of a Fund do not approve this Proposal, then Society will continue to act as the investment adviser to such Fund. The Proposed Advisory Agreement should be read in conjunction with the following.

     During the last 24 months, the Company has undergone certain changes related to the merger of KeyCorp and Society Corporation, the addition of Funds which succeeded to the operations of The Victory Funds, and an increase in total assets from approximately $1.1 billion to approximately $5.8 billion. In addition, Society and its direct and indirect parents, KeyCorp Asset Management Holdings, Inc. and Society National Bank, respectively, have undertaken to restructure their corporate-wide investment management operations in order to more fully take advantage of portfolio management skills that exist within the various corporate entities controlled by KeyCorp. As part of this internal restructuring, KeyCorp would like to consolidate its mutual fund supervisory functions within one entity, KeyCorp Advisers, yet retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with KeyCorp Advisers through common ownership by KeyCorp. KeyCorp Advisers does not yet serve as an investment adviser to any mutual funds.

     Thus, the Proposed Advisory Agreement would provide KeyCorp Advisers with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, including Society, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, KeyCorp Advisers would employ certain members of Society's senior management, and each Fund's portfolio manager is expected to be the same, assuming approval of the subadvisory agreements between KeyCorp Advisers and Society, T. Rowe Price and First Albany.

SIMILARITIES BETWEEN THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

     The current Investment Advisory Agreement (the "Current Advisory Agreement") is similar in many respects to the Proposed Advisory Agreement. The Proposed Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from Society to KeyCorp Advisers, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

     MOST IMPORTANTLY, THE RATE AT WHICH FEES ARE REQUIRED TO BE PAID BY EACH FUND FOR INVESTMENT ADVISORY SERVICES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, WILL REMAIN THE SAME. Under the provisions of both the Current and the Proposed Advisory Agreements, each Fund is required to pay the investment adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers." The total advisory fees payable by a Fund which pays an advisory fee at an annual rate of .75% or higher are higher than the advisory fees paid by most mutual funds, although the Board believes that the Funds which pay advisory fees at such rates have advisory fees which are comparable to those paid by many mutual funds having similar objectives and policies.

     The following summarizes certain additional aspects of the Current and Proposed Advisory Agreements (collectively referred to below in this Section as the "Agreement") which are materially the same:

     In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the adviser, the investment adviser shall not be liable to the Funds or to any shareholder for any losses that may be sustained by the Funds in connection with its performance of the Agreement.

     The investment adviser bears all expenses in connection with the performance of its services under the Agreement. The Funds bear the expenses incurred in their operations.

     Under the Agreement, the investment adviser must reimburse a Fund if the aggregate expenses of the Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations. If applicable, the reimbursement will be equal to the excess amount times the ratio of the fees otherwise payable by the Fund to the adviser under the Agreement and to the Fund's administrator under the Administration Agreement. However, the reimbursement obligation is limited in any fiscal year to the amount of the fee paid to the investment adviser by the Fund in that fiscal year unless otherwise required by applicable state securities regulations. No such reimbursement was required during the Funds' most recent fiscal years.

     A Fund may terminate the Agreement as to that Fund without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund or by a vote of a majority of the Company's Board of Trustees. The investment adviser may terminate the Agreement on 60 days' written notice to the Company. The Agreement terminates in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

     The following highlights summarize some of the additional provisions which are included in the Proposed Advisory Agreement:

     KeyCorp Advisers. KeyCorp Advisers will be the investment adviser to the Funds rather than Society, and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds.

     Details Regarding KeyCorp Advisers' Duties. The Proposed Advisory Agreement clearly specifies the duties of Keycorp Advisers. For example, that KeyCorp Advisers will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Funds' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Fund. KeyCorp Advisers will be obligated to furnish such reports, evaluations, information or analyses to the Company as the Board may request, make recommendations to the Board with respect to Company policies, and carry out such policies as are adopted by the Board.

     Use of Affiliated Entities. The Proposed Advisory Agreement clarifies that KeyCorp Advisers may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of KeyCorp Advisers. KeyCorp Advisers will be as fully responsible to the Company for the acts and omissions of such persons as it is for its own acts and omissions.

     Use of a Sub-Adviser. The Proposed Advisory Agreement clarifies that KeyCorp Advisers may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of the Proposed Advisory Agreement with respect to a particular Fund. However, the Funds will not pay any additional compensation for any Sub-Adviser, and KeyCorp Advisers will be as fully responsible to the Company for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and KeyCorp Advisers must review, monitor and report to the Board regarding the performance and investment procedures of any Sub-Adviser.

     Brokerage Transactions. The Proposed Advisory Agreement sets forth specific terms as to brokerage transactions and KeyCorp Advisers' use of broker-dealers. For example, KeyCorp Advisers will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, KeyCorp Advisers will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     "Soft Dollars." A provision of the Proposed Advisory Agreement explicitly allows KeyCorp Advisers to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to KeyCorp Advisers, the Funds and/or the other accounts over which KeyCorp Advisers exercises investment discretion, and provides that KeyCorp Advisers may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if KeyCorp Advisers determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of KeyCorp Advisers with respect to accounts over which it exercises investment discretion.

     Aggregation of Orders. There is also a clarification of the authority of KeyCorp Advisers to aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in KeyCorp Advisers' reasonable judgment, such aggregation will result in an overall benefit to a Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

     Expenses. The Proposed Advisory Agreement sets forth details as to the types of expenses which the Funds must pay for in connection with their operations. Such expenses are deemed to include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Company's Trustees that are not employees of KeyCorp Advisers; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of Shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required;
(ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Board; (xii) association membership dues authorized by the Board; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company may be a party (or to which the Funds' assets may be subject) and the legal obligation which the Company may have to provide indemnification to the Company's Trustees and officers.

     Representations and Warranties. The Proposed Advisory Agreement adds certain representations and warranties made by KeyCorp Advisers and the Company. These include representations concerning due incorporation and registration under applicable law, authority to enter into the Proposed Advisory Agreement, and a representation that KeyCorp Advisers will use its best judgment and effort in carrying out its obligations. Society agreed in the Current Advisory Agreement that it would conform to applicable laws and regulations. The representations of the Company are new.

     Other Clarifications. The Proposed Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the investment adviser is deemed to be an independent contractor and the provisions of the Proposed Advisory Agreement are deemed to apply to the Funds severally and not jointly.

BOARD CONSIDERATIONS

     In considering whether to recommend that the Proposed Advisory Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by KeyCorp Advisers and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from KeyCorp Asset Management Holdings, Inc., KeyCorp Advisers and Society which the Board deemed to be relevant, including, but not limited to, KeyCorp Advisers' ability to select and utilize portfolio managers from its affiliates, including Society; that the Funds would continue to be managed by their current portfolio managers for the foreseeable future, thereby ensuring continuity in management; that the rate at which advisory fees will initially be paid to KeyCorp Advisers would be identical to the rate at which fees are now paid to Society; and that the Proposed Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" under regulations and releases recently issued by the SEC.

     The Board, including a majority of the Trustees who are not interested persons of the Funds, Society or KeyCorp Advisers ("Disinterested Trustees"), unanimously approved the Proposed Advisory Agreement at a meeting held on September 20, 1995.

ADDITIONAL INFORMATION REGARDING APPROVALS

     In connection with the reorganization of the underlying investment portfolios of The Victory Funds into the Company, the Current Advisory Agreement was approved by shareholders of the Funds which were so reorganized into the Company on April 28, 1995 (and was executed, as to those Funds, as of June 5, 1995). The Current Advisory Agreement was last approved by shareholders of other Funds on February 22, 1994 (and was executed, as to those Funds, as of March 1, 1994). If approved by shareholders, the Proposed

Advisory Agreement will remain in effect for two years (unless sooner terminated), and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board, or by the vote of a "majority of the outstanding voting securities" (as defined under the 1940 Act) of a Fund and, in either case, by a majority of the Disinterested Trustees by vote cast in person at a meeting called for such purpose.

INFORMATION ABOUT KEYCORP ADVISERS

     KeyCorp Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly owned subsidiary of Society National Bank, a wholly owned subsidiary of KeyCorp. Affiliates of KeyCorp Advisers manage approximately $37 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

     KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of June 30, 1995, KeyCorp had an asset base of $67.5 billion, with banking offices in 25 states from Maine to Alaska, and trust and investment offices in 16 states. KeyCorp is the resulting entity of a merger between Society Corporation, the bank holding company of which Society National Bank was a wholly owned subsidiary, and KeyCorp, the former bank holding company, which merger was consummated during the first quarter of 1994. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance, bank credit card processing, and mortgage leasing companies. Society National Bank is the lead affiliate bank of KeyCorp.

     KeyCorp Advisers' affiliation with Society makes accessible one of the nation's largest in-house research facilities. Additional information about Society is set forth under "Information About Society" in Proposal 4.

     The principal executive officers and directors of KeyCorp Advisers are as follows:

        W. Christopher Maxwell, Director, Chairman and Chief Executive Officer. Also Executive Vice President of Keycorp Management Company ("KMC").

        Kathleen A. Dennis, Director and President. Also Senior Vice President of KMC.

        Martin J. Walker, Director. Also Chairman, President and Chief Executive Officer of Society and Executive Vice President of KeyCorp.

        James W. Wert, Director. Also Senior Executive Vice President and Chief Investment Officer of KeyCorp.

        William G. Spears, Director. Also Chairman, Chief Executive Officer and Managing Director of Spears, Benzak, Salomon and Farrell, Inc. ("SBSF").

        Linda A. Grandstaff, Director. Also Executive Vice President, Commercial and International Services Group of KeyCorp.

        Richard B. Ainsworth, Jr., Director. Also Executive Vice President of Key Trust Company of Ohio, National Association.

        Robert G. Jones, Director. Also Executive Vice President, Community Banking, of KeyCorp.

        Jack L. Kopnisky, Director. Also President, Key Investments, Inc.

        John M. Keane, Vice President and Treasurer. Also Vice President, KMC.

        Ann Kowal Smith, Secretary. Also Vice President and Senior Counsel of
        KMC.

        Charles G. Crane, Senior Vice President and Senior Managing Director. Also Senior Vice President and Managing Director of SBSF.

        Dennis M. Grapo, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

        Frank J. Riccardi, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

        Anthony Aveni, Senior Vice President and Senior Managing Director. Also Senior Vice President and Senior Managing Director of Society.

          The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

FEES AND FEE WAIVERS

     Under the Current Advisory Agreement, each Fund pays Society (and under the Proposed Advisory Agreement, each Fund would pay KeyCorp Advisers) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

                                    NAME OF FUND                                    FEE
    -----------------------------------------------------------------------------  -----
    The Victory Balanced Fund....................................................  1.00%
    The Victory Diversified Stock Fund...........................................   .65%
    The Victory Government Mortgage Fund.........................................   .50%
    The Victory Growth Fund......................................................  1.00%
    The Victory Intermediate Income Fund.........................................   .75%
    The Victory International Growth Fund........................................  1.10%
    The Victory Investment Quality Bond Fund.....................................   .75%
    The Victory Limited Term Income Fund.........................................   .50%
    The Victory Ohio Municipal Bond Fund.........................................   .60%
    The Victory Ohio Regional Stock Fund.........................................   .75%
    The Victory Prime Obligations Fund...........................................   .35%
    The Victory Special Value Fund...............................................  1.00%
    The Victory Stock Index Fund.................................................   .60%
    The Victory Tax-Free Money Market Fund.......................................   .35%
    The Victory U.S. Government Obligations Fund.................................   .35%
    The Victory Value Fund.......................................................  1.00%
    The Victory Financial Reserves Fund..........................................   .50%
    The Victory Fund for Income..................................................   .50%
    The Victory Government Bond Fund.............................................   .55%
    The Victory Institutional Money Market Fund..................................   .25%
    The Victory National Municipal Bond Fund.....................................   .55%
    The Victory New York Tax-Free Fund...........................................   .55%
    The Victory Ohio Municipal Money Market Fund.................................   .50%
    The Victory Special Growth Fund..............................................  1.00%

     Under the Current Advisory Agreement, Society (and under the Proposed Advisory Agreement, KeyCorp Advisers) may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal year ended October 31, 1994, the Funds paid to Society aggregate investment advisory fees, and Society waived its fees and/or reimbursed expenses to a Fund, as follows:

                                                                               AMOUNT OF FEE
                                                                                  WAIVER
                                                                                  AND/OR
                                                                                  EXPENSE
                           NAME OF FUND                         FEES PAID      REIMBURSEMENT
    ----------------------------------------------------------  ----------     -------------
    Victory Balanced Fund.....................................  $  536,712       $ 396,767
    Victory Diversified Stock Fund............................  $1,548,683       $  82,207
    Victory Government Mortgage Fund..........................  $  800,556       $  30,223
    Victory Growth Fund.......................................  $  361,755       $ 218,180
    Victory Intermediate Income Fund..........................  $  469,249       $ 247,239
    Victory International Growth Fund.........................  $  532,331       $  90,406
    Victory Investment Quality Bond Fund......................  $  436,637       $ 240,057
    Victory Limited Term Income Fund..........................  $  421,108       $   6,157
    Victory Ohio Municipal Bond Fund..........................  $  163,736       $ 173,917
    Victory Ohio Regional Stock Fund..........................  $  247,755       $  10,682
    Victory Prime Obligations Fund............................  $2,649,796       $       0
    Victory Special Value Fund................................  $  588,378       $ 242,661
    Victory Stock Index Fund..................................  $  286,360       $ 100,857
    Victory Tax-Free Money Market Fund........................  $  707,270       $  34,905
    Victory U.S. Government Obligations Fund..................  $1,614,950       $       0
    Victory Value Fund........................................  $  979,887       $ 575,355
    Victory Financial Reserves Fund...........................  $2,132,744       $ 584,417
    Victory Ohio Municipal Money Market Fund+.................  $1,517,669       $ 234,884
    Victory Special Growth Fund...............................  $  152,165       $  93,307

---------------
+ Fiscal Year ended August 31, 1994.

     Prior to June 5, 1995, Key Trust Company ("Key Trust"), an affiliate of Society, served as the investment adviser of the predecessor funds to the Fund for Income, Government Bond Fund, Institutional Money Market Fund, National Municipal Bond Fund and New York Tax-Free Fund. For the fiscal years indicated below, Key Trust Company received fees from, and Key Trust waived its fees and/or reimbursed expenses to, such predecessor funds, as follows:

     For the fiscal year ended April 30, 1995:

                                                                                FEE WAIVER
                                                                                  AND/OR
                                                                                  EXPENSE
                           NAME OF FUND                         FEES PAID      REIMBURSEMENT
    ----------------------------------------------------------  ----------     -------------
    Victory Government Bond Fund..............................  $  608,134      $   317,598
    Victory Institutional Money Market Fund...................  $1,131,754      $ 1,087,613
    Victory National Municipal Bond Fund......................  $   11,825      $    11,825

     For the fiscal year ended October 31, 1994:

                                                                                FEE WAIVER
                                                                                  AND/OR
                                                                                  EXPENSE
                           NAME OF FUND                         FEES PAID      REIMBURSEMENT
    ----------------------------------------------------------  ----------     -------------
    Victory New York Tax-Free Fund............................  $   46,945      $    10,537
    Victory Fund for Income...................................  $   82,243      $     2,027

     If the Proposed Advisory Agreement is approved by shareholders, KeyCorp Advisers will continue to voluntarily waive its fees to the same extent that Society has agreed to do so.

     Society has agreed that for the periods indicated below, it will reduce its fees to the extent that total operating expenses exceed the annual expense ratios (as a percentage of average daily net assets) indicated below:

                                                                                   EXPENSE RATIO
                         NAME OF FUND                        LIMITATION PERIOD      LIMITATION
    -------------------------------------------------------  -----------------     -------------
    Victory Fund for Income................................        5/2/96               1.20%
    Victory New York Tax-Free Fund.........................        5/2/96               1.20%
    Victory Ohio Municipal Money Market Fund...............       8/31/96                .65%
    Victory Special Growth Fund............................       2/28/96               1.39%
    Victory Institutional Money Market Fund................       2/28/96               0.48%
    Victory Financial Reserves Fund........................       2/28/96               0.77%
    Victory Government Bond Fund
           Class A.........................................       2/28/96               1.26%
           Class B.........................................       2/28/96               2.01%
    Victory National Municipal Bond Fund
           Class A.........................................       2/28/96               2.08%
           Class B.........................................       2/28/96               2.83%
    Victory Growth Fund....................................       2/28/96               1.25%
    Victory Value Fund.....................................       2/28/96              13.49%
    Victory U.S. Government Obligations Fund...............       2/28/96               0.85%
    Victory Limited Term Income Fund.......................       2/28/96               1.34%
    Victory International Growth Fund......................       2/28/96               2.11%
    Victory Investment Quality Bond Fund...................       2/28/96               1.41%

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND KEYCORP ADVISERS.

                                 PROPOSAL 3(A)

                              ELECTION OF TRUSTEES

     It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Company, which is currently organized as a Massachusetts business trust. If Proposal 1 is approved by shareholders of each Fund, the Company will be reorganized as a Delaware business trust. The election of any Nominee will be deemed to be effective while the Company continues to be a Massachusetts business trust, and also will be deemed to be effective as to the initial Board of Trustees of the new Delaware business trust, if Proposal 1 is adopted. References to the Company should be understood as also being inclusive of both the current Massachusetts business trust and the proposed Delaware business trust. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member if elected.

     The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     The following are the Nominees:

                                                  PRINCIPAL OCCUPATIONS           YEAR FIRST BECAME
            NOMINEE              AGE             FOR THE LAST FIVE YEARS              A TRUSTEE
-------------------------------  ---     ---------------------------------------- -----------------
Robert G. Brown................  72      Retired; from October 1983 to November          1986
5460 N. Ocean Drive                      1990, President, Cleveland Advanced
Singer Island, FL 33404                  Manufacturing Program (non-profit
                                         corporation engaged in regional economic
                                         development); Trustee to The Victory
                                         Funds.
Edward P. Campbell.............  45      From March 1994 to present, Executive           1994
Nordson Corporation                      Vice President and Chief Operating
28601 Clemens Road                       Officer of Nordson Corporation
Westlake, OH 44145                       (manufacturer of application equipment);
                                         from May 1988 to March 1994, Vice
                                         President of Nordson Corporation; from
                                         1987 to August 1994, member of the
                                         Supervisory Committee of Society's
                                         Collective Investment Retirement Fund;
                                         from May 1991 to August 1994, Trustee,
                                         Financial Reserves Fund, and from May
                                         1993 to August 1994, Trustee, Ohio
                                         Municipal Money Market Fund; currently,
                                         Trustee to The Victory Funds and SBSF
                                         Funds.
Dr. Harry Gazelle..............  67      Retired radiologist, Drs. Hill and              1986
17822 Lake Road                          Thomas Corp.; Trustee to The Victory
Lakewood, Ohio 44107                     Funds.
Dr. Thomas F. Morrissey........  62      1995 Visiting Scholar, Bond University,         1994
Weatherhead School of                    Queensland, Australia; Professor,
  Management                             Weatherhead School of Management, Case
Case Western Reserve University          Western Reserve University; from 1989 to
10900 Euclid Avenue                      1995, Associate Dean of Weatherhead
Cleveland, OH 44106-7235                 School of Management; from 1987 to
                                         August 1994, Member of the Supervisory
                                         Committee of Society's Collective
                                         Investment Retirement Fund; from May
                                         1991 to August 1994, Trustee, Financial
                                         Reserves Fund, and from May 1993 to
                                         August 1994, Trustee, Ohio Municipal
                                         Money Market Fund; Trustee to The
                                         Victory Funds.
Stanley I. Landgraf............  70      Retired; currently Trustee, Rensselaer          1994
41 Traditional Lane                      Polytechnic Institute; Director, Elenel
Albany, NY 12211                         Corporation, Albany International
                                         Corporation and Mechanical Technology,
                                         Inc.; Member, Board of Overseers, School
                                         of Management, Rensselaer Polytechnic
                                         Institute; Member, The Fifty Group (a
                                         Capital Region business organization);
                                         Trustee to The Victory Funds.
Leigh A. Wilson*...............  51      From 1989 to present, Chairman and Chief        1994
River Tower                              Executive Officer, Glenleigh
420 East 54th Street                     International Limited; from 1984-1989,
Apt. 10H                                 Chief Executive Officer, Paribas North
New York, NY 10022                       America and Paribas Corporation; Trustee
                                         to The Victory Funds and SBSF Funds.
Dr. H. Patrick Swygert.........  52      Currently, President, Howard University;        1994
Howard University                        Trustee to The Victory Funds; formerly
2400 6th Street, N.W.                    President, State University of New York
Suite 320                                at Albany; Executive Vice President,
Washington, DC 20059                     Temple University.

---------------
* Mr. Wilson is deemed to be an "interested person" of The Victory Portfolios under the 1940 Act solely by reason of his position as President.

     The Board presently has an Investment Policy Committee and a Business, Legal, and Audit Committee. The members of the Investment Policy Committee are Messrs. Morrissey, Brown and Landgraf (Chairman), who will serve until May 1996. The function of the Investment Policy Committee is to review the existing investment policies of the Company, including the levels of risk and types of funds available to shareholders, and make recommendations to the Board regarding the revision of such policies or, if necessary, the submission of such revisions to the Company's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Messrs. Swygert (Chairman), Campbell and Gazelle, who will serve until May 1996. The function of the Business, Legal and Audit Committee is to recommend independent auditors and monitor accounting and financial matters; to nominate persons to serve as Disinterested Trustees and Trustees to serve on committees of the Board; and to review compliance and contract matters.

     The Investment Policy Committee met 4 times during the current fiscal year commencing November 1, 1994. The Business, Legal and Audit Committee was constituted on May 24, 1995 (and has met once since then) and replaced the Audit Committee, the Legal Committee and the Nominating Committee, which met 3 times, 1 time and 1 time, respectively, during the current fiscal year prior to May 31, 1995.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

     Effective June 1, 1995, each Trustee (other than Leigh A. Wilson) receives an annual fee of $27,000 for serving as Trustee of all the Funds of the Company, and an additional per meeting fee ($2,400 in person and $1,200 per telephonic meeting).

     Effective June 1, 1995, Leigh A. Wilson receives an annual fee of $33,000 for serving as President and Trustee for all of the Funds of the Company, and an additional per meeting fee ($3,000 in person and $1,500 per telephonic meeting).

     The following tables indicate the compensation received by each Trustee during the fiscal year of the Funds which ends on October 31, 1995:

                                                  THE         THE VICTORY                                      THE VICTORY
                               THE VICTORY      VICTORY       GOVERNMENT      THE VICTORY     THE VICTORY     INTERNATIONAL
                                BALANCED       DIVERSIFIED     MORTGAGE         GROWTH        INTERMEDIATE       GROWTH
                                 FUND(1)       STOCK FUND       FUND(1)         FUND(2)       INCOME FUND        FUND(2)
                               -----------     ----------     -----------     -----------     -----------     -------------
Robert G. Brown, Trustee.....   $1,178.91      $2,331.48       $1,126.45       $1,168.23        $980.48          $880.52
Edward P. Campbell,
  Trustee....................    1,539.75       2,009.87        1,174.17          740.45         841.67           670.63
Harry Gazelle, Trustee.......      974.79       1,929.86          919.93          987.41         809.59           735.72
John W. Kemper, Trustee*.....      541.57       1,060.05          589.95          843.06         458.81           506.60
Thomas F. Morrissey,
  Trustee....................    1,539.75       2,009.87        1,174.17        1,151.74         841.67           802.87
Stanley I. Landgraf,
  Trustee....................    1,014.75       2,009.87          949.17          842.51         841.67           708.01
Leigh A. Wilson, Trustee.....    1,112.55       2,206.35        1,021.27        1,213.17         920.59           865.44
H. Patrick Swygert,
  Trustee....................    1,014.75       2,009.87          949.17        1,151.74         841.67           802.87
John R. Young, Trustee*......      577.04       1,132.82          621.95          750.08         488.98           494.95
John Buckingham, Trustee*....      541.57       1,060.05          589.95          226.15         458.81           409.93

---------------
 *  Resigned

(1) For certain Trustees, these amounts include payments made by the Society Collective Investment Retirement Funds, which were reorganized into these Funds as of December 19, 1994.

(2) For certain Trustees, these amounts include amounts paid by a Portfolio of The Victory Funds which merged into this Fund as of June 5, 1995.

                              THE VICTORY      THE VICTORY      THE VICTORY     THE VICTORY     THE VICTORY
                               INVESTMENT      LIMITED TERM        OHIO            OHIO            PRIME        THE VICTORY
                              QUALITY BOND        INCOME         MUNICIPAL       REGIONAL       OBLIGATIONS       SPECIAL
                                FUND(2)          FUND(2)         BOND FUND      STOCK FUND         FUND         VALUE FUND
                              ------------     ------------     -----------     -----------     -----------     -----------
Robert G. Brown, Trustee....   $ 1,052.54       $ 1,155.92        $443.98         $271.80        $4,747.58       $1,091.75
Edward P. Campbell,
  Trustee...................       776.01           922.20         376.72          231.79         3,921.95          942.58
Harry Gazelle, Trustee......       876.72           969.26         364.09          223.52         3,832.26          904.37
John W. Kemper, Trustee*....       644.08           581.73         223.59          133.11         2,818.92          489.58
Thomas F. Morrissey,
  Trustee...................       966.09         1,045.87         376.72          231.79         3,921.95          942.58
Stanley I. Landgraf,
  Trustee...................       827.74           960.31         376.72          231.79         3,921.95          942.58
Leigh A. Wilson, Trustee....     1,033.38         1,143.77         407.85          252.05         4,143.70        1,036.09
H. Patrick Swygert,
  Trustee...................       966.09         1,045.87         376.72          231.79         3,921.95          942.58
John R. Young, Trustee*.....       619.72           590.17         236.57          140.98         2,915.30          523.93
John Buckingham, Trustee*...       504.76           495.35         223.59          133.11         2,818.92          489.58

                                             THE VICTORY                                  THE       THE VICTORY
                               THE VICTORY      U.S.                                    VICTORY     INSTITUTIONAL
                                TAX-FREE     GOVERNMENT    THE VICTORY   THE VICTORY   GOVERNMENT      MONEY      THE VICTORY
                                  MONEY      OBLIGATIONS      VALUE       FUND FOR        BOND        MARKET      STOCK INDEX
                               MARKET FUND     FUND(2)       FUND(2)      INCOME(3)     FUND(3)       FUND(3)        FUND
                               -----------   -----------   -----------   -----------   ----------   -----------   -----------
Robert G. Brown, Trustee......  $1,781.03     $5,774.42     $1,842.48      $217.14      $ 773.66     $3,820.17      $797.69
Edward P. Campbell, Trustee...   1,523.27      4,324.24      1,581.23       114.18        389.76      2,204.64       689.90
Harry Gazelle, Trustee........   1,467.67      4,922.46      1,522.01       189.79        675.74      3,425.47       661.40
John W. Kemper, Trustee*......     853.51      3,098.06        841.91       161.55        624.83      2,554.32       356.16
Thomas F. Morrissey,
  Trustee.....................   1,523.57      5,336.76      1,583.17       228.46        819.94      4,004.82       689.90
Stanley I. Landgraf,
  Trustee.....................   1,523.57      4,828.66      1,580.86       157.16        535.10      2,927.66       689.90
Leigh A. Wilson, Trustee......   1,661.60      5,902.24      1,732.57       248.70        874.92      4,397.12       759.38
H. Patrick Swygert, Trustee...   1,523.57      5,336.76      1,583.17       228.46        819.94      4,004.82       689.90
John R. Young, Trustee*.......     900.37      3,074.28        899.81       140.67        535.81      2,223.97       379.85
John D. Buckingham,
  Trustee*....................     853.51      2,478.65        840.54        82.92        318.60      1,333.87       356.16

---------------
 *  Resigned

(2) For certain Trustees, these amounts include amounts paid by a Portfolio of The Victory Funds which merged into this Fund as of June 5, 1995.

(3) For certain Trustees, these amounts include amounts paid by this Fund's predecessor, a Portfolio of The Victory Funds, which was reorganized as the Fund as of June 5, 1995.

                                                                            THE VICTORY
                                                                                OHIO         THE VICTORY     THE VICTORY
                                      THE VICTORY         THE VICTORY        MUNICIPAL         SPECIAL        FINANCIAL
                                   NATIONAL MUNICIPAL       NEW YORK           MONEY            GROWTH        RESERVES
                                      BOND FUND(3)      TAX-FREE FUND(3)   MARKET FUND(3)      FUND(2)         FUND(3)
                                   ------------------   ----------------   --------------   --------------   -----------
Robert G. Brown, Trustee..........       $39.89             $ 141.29         $ 2,962.00        $ 401.99       $4,834.58
Edward P. Campbell, Trustee.......        26.78                76.45           4,899.18          272.35        3,549.91
Harry Gazelle, Trustee............        37.48               123.38           3,548.52          341.34        5,474.20
John W. Kemper, Trustee*..........        18.20               100.45           1,893.61          260.65        2,913.01
Thomas F. Morrissey, Trustee......        40.09               148.08           5,602.37          388.49        4,996.26
Stanley I. Landgraf, Trustee......        38.83               104.47           3,183.11          307.57        5,112.02
Leigh A. Wilson, Trustee..........        49.44               162.90           3,424.84          417.32        5,729.73
H. Patrick Swygert, Trustee.......        40.09               148.08           3,102.37          388.49        4,996.26
John R. Young, Trustee*...........        18.91                88.31           1,661.29          238.89        2,709.16
John D. Buckingham, Trustee*......        13.33                51.65           1,784.96          177.06        2,598.87

                                                                                               TOTAL COMPENSATION
                                  PENSION OR RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS      FROM VICTORY
                                     ACCRUED AS FUND EXPENSES           UPON RETIREMENT        "FUND COMPLEX"(4)
                                  ------------------------------   -------------------------   ------------------
Robert G. Brown, Trustee........                -0-                           -0-                  $39,815.98
Edward P. Campbell, Trustee.....                -0-                           -0-                   39,799.68
Harry Gazelle, Trustee..........                -0-                           -0-                   35,916.98
John W. Kemper, Trustee* .......                -0-                           -0-                   22,567.31
Thomas F. Morrissey, Trustee....                -0-                           -0-                   40,366.98
Stanley I. Landgraf, Trustee....                -0-                           -0-                   34,615.98
Leigh A. Wilson, Trustee .......                -0-                           -0-                   46,716.97
H. Patrick Swygert, Trustee.....                -0-                           -0-                   37,116.98
John R. Young, Trustee*.........                -0-                           -0-                   21,963.81
John D. Buckingham, Trustee*....                -0-                           -0-                   18,841.89

---------------
 *  Resigned

(2) For certain Trustees, these amounts include amounts paid by a Portfolio of The Victory Funds which merged into this Fund as of June 5, 1995.

(3) For certain Trustees, these amounts include amounts paid by this Fund's predecessor, a Portfolio of The Victory Funds, which was reorganized as the Fund as of June 5, 1995.

(4) For certain Trustees, these amounts include compensation received from The Victory Funds (which were reorganized into the Current Company as of June 5,
    1995), the SBSF Funds (the investment adviser of which was acquired by KeyCorp effective April 1995) and Society's Collective Investment Retirement Funds, which were reorganized into the Balanced Fund and Government Mortgage Fund as of December 19, 1994. There are presently 28 mutual funds from which the above-named Trustees are compensated in the Victory "Fund Complex," but not all of the above-named Trustees serve on the boards of each fund in the "Fund Complex."

PRINCIPAL EXECUTIVE OFFICERS

     The principal executive officers of the Company are as follows:
         Leigh A. Wilson -- President
         William J. Blundin -- Vice President
         J. David Huber -- Vice President
         Adrian J. Waters -- Assistant Treasurer
         Scott A. Englehart -- Secretary
         George O. Martinez -- Assistant Secretary
         Martin R. Dean -- Treasurer

OWNERSHIP OF SHARES OF THE FUNDS

     The Trustees and officers as a group directly or beneficially own less than 1% of each Fund.

REQUIRED VOTE

     The election of each of the Nominees listed above requires the affirmative vote of a plurality of the votes entitled to be cast at the Meeting by all shareholders of the Company.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS A TRUSTEE OF THE VICTORY PORTFOLIOS.

                                 PROPOSAL 3(B)

                    RATIFICATION OF COOPERS & LYBRAND L.L.P.
                       AS INDEPENDENT PUBLIC ACCOUNTANTS

     The Board, including a majority of the Disinterested Trustees, is recommending Coopers & Lybrand L.L.P. to serve as independent public accountants of each Fund for each Fund's next fiscal year, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose. The Board's selection is hereby submitted to the shareholders for ratification.

     Coopers & Lybrand L.L.P. served as the independent auditors for each of the Funds during its most recent fiscal year and/or its fiscal period ended October 31, 1995. Services performed by Coopers & Lybrand L.L.P. during such time have included the audit of the financial statements of the Company and services related to filings of the Company with the SEC. Coopers & Lybrand L.L.P. has informed each Fund that neither Coopers & Lybrand L.L.P. nor any of its partners has any direct or indirect financial interest in the Company except as auditors and independent public accountants. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

REQUIRED VOTE

     The ratification of the selection of Coopers & Lybrand L.L.P. as the independent public accountants of a Fund requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by the shareholders of the Fund.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE NEXT FISCAL YEAR OF EACH RESPECTIVE FUND.

                                   PROPOSAL 4

                 APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY
                 AGREEMENT BETWEEN KEYCORP ADVISERS AND SOCIETY

     This Proposal relates to all Funds except the Fund for Income and the Special Growth Fund.

INTRODUCTION

     If shareholders approve Proposal 2, then KeyCorp Advisers will serve as the investment adviser to the Funds pursuant to the Proposed Advisory Agreement. If, however, shareholders of any particular Fund do not approve Proposal 2, Society will continue to serve as the investment adviser to such Fund and the following Proposal will not be implemented for that Fund even if approved by shareholders of that Fund. The Proposed Advisory Agreement is described above and a copy is attached as Exhibit C.

CONSIDERATION AND PROPOSAL OF THE SUB-ADVISORY AGREEMENT

     Currently, Society serves as the investment adviser to all of the Funds, and to no other mutual funds. In the event that shareholders approve Proposal 2 and KeyCorp Advisers becomes the investment adviser to the Funds, it is being proposed that KeyCorp Advisers be permitted to utilize the services of Society as a sub-adviser to KeyCorp Advisers under a proposed Investment Sub-Advisory Agreement (the "Society Agreement") in order to maintain continuity of the advisory services being rendered to all of the Funds, except the Fund for Income and Special Growth Fund (which are covered by Proposals 5 and 6, under which new sub-advisory agreements are being proposed for those Funds' current sub-advisers).

     The proposed form of the Society Agreement is attached as Exhibit D and should be read in conjunction with the following. Certain provisions set forth in Exhibit D reflect the assumption that shareholders of the Funds will approve Proposal 1 and the Funds will be converted into a Delaware business trust. However, since approval of this Proposal 4 is not dependent upon an approval of Proposal 1 or a Conversion of the Funds to a Delaware business trust, and since the terms of this Proposal (if approved) may be implemented prior to the Conversion, the Current Company may enter into the Proposed Advisory Agreement (in which case the Proposed Advisory Agreement will reflect certain information about the Current Company rather than the Successor Company).

     KeyCorp Advisers' decision to continue the services of Society in a sub-advisory capacity was based on various considerations, including Society's experience and record as the current investment adviser, that Society has over $19 billion in assets under management and provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, that it has shown a relative consistency in investment management performance, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

     Based upon the foregoing, KeyCorp Advisers recommended to the Board of Trustees of the Funds that, subject to approval by the Board and such Funds' shareholders of (1) the Proposed Advisory Agreement and (2) the Society Agreement, KeyCorp Advisers enter into the Society Agreement with Society. In considering whether to recommend that the Society Agreement be approved by shareholders, the Board requested and evaluated various information from KeyCorp Advisers and Society relevant to KeyCorp Advisers' decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the capabilities to be provided by Society, the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, Society's experience acting as the Funds' current investment adviser, and KeyCorp Advisers' access to the various investment and research resources of Society.

DESCRIPTION OF THE PROPOSED SOCIETY AGREEMENT

     The proposed arrangement between KeyCorp Advisers and Society under the Society Agreement would enable KeyCorp Advisers to manage the investment activities of the Funds covered in the Society Agreement most effectively by delegating to Society portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the Society Agreement, Society would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. Society may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment sub-adviser under applicable laws and are under the common control of KeyCorp; provided that (i) all persons, when providing services under the Society Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of Society.

     KeyCorp Advisers and Society would bear all expenses in connection with the performance of their respective services and the services under the Society Agreement.

     As investment adviser, KeyCorp Advisers would oversee the management of the Funds under the Society Agreement, and, subject to the general supervision of the Company's Board of Trustees, would make recommendations and provide guidelines to Society based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by KeyCorp Advisers to Society would be guidelines and benchmarks against which the Funds would be managed.

     In consideration of all investment advisory services to be provided and expenses assumed under the Proposed Advisory Agreement and the new arrangement with Society, KEYCORP ADVISERS WOULD BE ENTITLED TO RECEIVE ADVISORY FEES FROM EACH FUND AT THE RATE INDICATED ABOVE IN PROPOSAL 2, AND IN EXHIBIT C. THE RATES OF THESE FEES ARE THE SAME AS THE RATES AT WHICH SOCIETY IS CURRENTLY ENTITLED TO RECEIVE FEES AS THE INVESTMENT ADVISER OF THE RESPECTIVE FUNDS. From the fee paid by the Funds under the Proposed Advisory Agreement to KeyCorp Advisers, KeyCorp Advisers will bear responsibility for payment of sub-advisory fees to Society. Therefore, the Funds would not bear any increase in fees resulting from the Proposed Advisory Agreement and the Society Agreement.

     For its services under the Society Agreement, KeyCorp Advisers would pay Society sub-advisory fees at rates (based on an annual percentage of average daily net assets) which vary according to a sliding scale containing "breakpoints" at which decreases in the rate of the sub-advisory fees correspond to increases in the average daily net asset values of a Fund. The various breakpoints, and rates of the sub-advisory fees payable thereat, are set forth on Schedule A to the Society Agreement, which is attached as Exhibit D to this Proxy Statement. Assuming current asset levels, the sub-advisory fees would be paid at the rates indicated below:

Balanced.............................   .38%      Special Value........................   .51%
Diversified Stock....................   .38%      Stock Index..........................   .39%
Government Mortgage..................   .24%      Tax-Free Money Market................   .14%
Growth...............................   .42%      U.S. Government Obligations..........   .14%
Intermediate Income..................   .23%      Value................................   .38%
International Growth.................   .56%      Financial Reserves...................   .14%
Investment Quality Bond..............   .25%      Government Bond......................   .34%
Limited Term Income..................   .23%      Institutional Money Market...........   .14%
Ohio Municipal Bond..................   .28%      National Municipal Bond..............   .40%
Ohio Regional Stock..................   .69%      New York Tax-Free....................   .37%
Prime Obligations....................   .14%      Ohio Municipal Money Market..........   .14%

     The Board, including a majority of the Disinterested Trustees, unanimously approved the Society Agreement at a meeting held on September 20, 1995. If approved by shareholders, unless sooner terminated, the Society Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually for a Fund by the Board, or by the vote of a "majority of the outstanding voting securities" of such Fund as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees, by vote cast in person at a meeting called for such purpose. The Society Agreement is terminable at any time as to any Fund, without penalty, by vote of the Board, by KeyCorp Advisers, by the vote of "a majority of the outstanding voting securities" of the Fund, or by Society, upon 60 days' written notice. The Society Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

     In the event that both the Proposed Advisory Agreement and the Society Agreement are not approved by shareholders of any Fund to which this Proposal relates (i.e., all Funds other than the Fund for Income and Special Growth
Fund), neither the Proposed Advisory Agreement nor the Society Agreement will be implemented for such Fund, and the Current Advisory Agreement between such Fund and Society will remain in effect.

INFORMATION ABOUT SOCIETY

     Society was organized as an Ohio corporation on October 23, 1981 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Society is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly owned subsidiary of Society National Bank, a wholly owned subsidiary of KeyCorp. Society manages approximately $19 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Information about KeyCorp and its affiliates is set forth under "Information About KeyCorp Advisers," under Proposal 2.

     Society maintains one of the nation's largest in-house research facilities. Society National Bank and its predecessors have been providing financial guidance to trusts, pension funds, and institutions nationwide for over 100 years.

     Information about voluntary waivers of Society's advisory fees is set forth under "Fees and Fee Waivers" under Proposal 2.

     The principal executive officers and directors of Society are as follows:

Directors:

        Martin J. Walker, also Chairman, President and Chief Executive Officer of Society and Executive Vice President of KeyCorp.

        James W. Wert, also Senior Executive Vice President and Chief Investment Officer of KeyCorp.

        Richard B. Ainsworth, Jr., also Executive Vice President of Key Trust Company of Ohio, National Association.

        Dennis M. Grapo, also Senior Vice President and Senior Managing Director of Society.

        Frank J. Riccardi, also Senior Vice President and Senior Managing Director of Society.

        Kenneth W. Ostrowski, also Senior Vice President and Senior Managing Director of Society.

        Anthony Aveni, also Senior Vice President and Senior Managing Director of Society.

        James S. Bingay, also Executive Vice President of KeyCorp.

        John E. Kohl, also Executive Vice President of KMC.

Other Officers:

          Stacy L. Bauer, Secretary, also Vice President and Associate Counsel of KMC.

          James D. Kacic, Vice President and Treasurer of Society.

     The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

BUSINESS MANAGEMENT AGREEMENT

     In connection with its obligations under the Society Agreement, Society will enter into a Business Management Agreement with KeyCorp Advisers or an affiliate thereof, pursuant to which KeyCorp Advisers, or its affiliate, will provide certain administrative and support services to Society. Such services include preparing reports to the Board, recordkeeping services, and services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and support services.

     For such services, Society would pay fees to KeyCorp Advisers (or its affiliate) which vary according to a sliding scale containing "breakpoints" at which decreases in the business management fees correspond to increases in the average daily net asset values of a Fund. The various breakpoints, and the rates of the business management fees that would be payable thereat, are set forth on
Schedule 2 to this Proxy Statement. Assuming current asset levels, the business management fees would be paid at the rates indicated below:

Balanced.............................   .18%      Special Value........................   .16%
Diversified Stock....................   .03%      Stock Index..........................   .04%
Government Mortgage..................   .09%      Tax-Free Money Market................   .09%
Growth...............................   .07%      U.S. Government Obligations..........   .09%
Intermediate Income..................   .08%      Value................................   .03%
International Growth.................   .21%      Financial Reserves...................   .09%
Investment Quality Bond..............   .10%      Government Bond......................   .19%
Limited Term Income..................   .08%      Institutional Money Market...........   .09%
Ohio Municipal Bond..................   .13%      National Municipal Bond..............   .25%
Ohio Regional Stock..................   .34%      New York Tax-Free....................   .22%
Prime Obligations....................   .09%      Ohio Municipal Money Market..........   .09%

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SOCIETY AGREEMENT BETWEEN KEYCORP ADVISERS AND SOCIETY.

                                   PROPOSAL 5

                 APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY
                   AGREEMENT FOR THE FUND FOR INCOME BETWEEN
                       KEYCORP ADVISERS AND FIRST ALBANY

     This Proposal relates only to the Fund for Income.

THE INVESTMENT ADVISER

     If shareholders approve Proposal 2, then KeyCorp Advisers, as described above, will serve as the investment adviser to the Funds pursuant to the Proposed Advisory Agreement. If, however, shareholders of the Fund for Income do not approve Proposal 2, Society will continue to serve as the investment adviser to the Fund and the following Proposal will not be implemented even if approved by shareholders.

CONSIDERATION AND PROPOSAL OF THE SUB-ADVISORY AGREEMENT

     Currently, Society retains First Albany as the sub-adviser to the Fund for Income. In the event that shareholders approve Proposal 2, it is being proposed that KeyCorp Advisers be permitted to utilize the services of First Albany as a sub-adviser to KeyCorp Advisers under the proposed Sub-Advisory Agreement (the "First Albany Agreement") in order to maintain continuity and to improve the effectiveness of the advisory services to be rendered to the Fund for Income.

     KeyCorp Advisers' decision to continue the services of First Albany as opposed to retaining other potential sub-advisers was based on various considerations, including that First Albany provides extensive expertise in selecting mortgage-related securities; that risk control is integral to its methodology; that it has shown a relative consistency in investment management performance; and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

     Based upon the foregoing, KeyCorp Advisers recommended to the Board that, subject to approval by the Board and the Fund for Income's shareholders of (1) the Proposed Advisory Agreement and (2) the First Albany Agreement, KeyCorp Advisers enter into the First Albany Agreement with First Albany. In considering whether to recommend that the First Albany Agreement be approved by shareholders, the Board requested and evaluated various information from KeyCorp Advisers and First Albany relevant to KeyCorp Advisers' decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the capabilities to be provided by First Albany; the consistency and stability of its investment team; the trading systems to be utilized and the potential to minimize transaction costs; the ability to customize a portfolio for the Fund; the proposed fee schedule and allocation of fees between KeyCorp Advisers and First Albany; First Albany's experience acting as a sub-adviser; and KeyCorp Advisers' access to the various resources of First Albany.

DESCRIPTION OF THE PROPOSED FIRST ALBANY AGREEMENT

     The proposed form of the First Albany Agreement is attached as Exhibit E and should be read in conjunction with the following. Certain provisions set forth in Exhibit E reflect the assumption that shareholders of the Fund for Income will approve Proposal 1 and the Fund for Income will be converted into a series of the Successor Company, a Delaware business trust. However, since approval of this Proposal 5 is not dependent upon an approval of Proposal 1 or a Conversion of the Funds into a Delaware business trust, and since the terms of this Proposal (if approved) may be implemented prior to the Conversion, the Fund for Income of the Current Company may enter into the First Albany Agreement (in which case the First Albany Agreement will reflect certain information about the Current Company rather than the Successor Company).

     In consideration of all investment advisory services to be provided and expenses assumed under the Proposed Advisory Agreement and the new arrangement with First Albany, KEYCORP ADVISERS WOULD BE ENTITLED TO RECEIVE AN ADVISORY FEE CALCULATED AT THE ANNUAL RATE OF .50% OF THE FUND FOR INCOME'S AVERAGE DAILY NET ASSETS -- THE SAME RATE AT WHICH SOCIETY IS CURRENTLY ENTITLED TO RECEIVE ITS ADVISORY FEE. From the fee paid by the Fund for Income to KeyCorp Advisers, KeyCorp Advisers will bear responsibility for payment of the sub-advisory fee to First Albany (but may instruct the Fund for Income to pay such sub-advisory fee directly to First Albany). The expenses of the Fund for Income would not be increased as a result of the approval of the First Albany Agreement.

     For its service under the First Albany Agreement, KeyCorp Advisers would pay First Albany a sub-advisory fee at an annual rate of .20% of the average daily net assets of the Fund for Income, which is the same rate of compensation that is currently being paid under the First Albany Sub-Advisory Agreement with Society.

     The Board, including a majority of the Disinterested Trustees who are not interested persons of the Fund, KeyCorp Advisers or First Albany, unanimously approved the First Albany Agreement at a meeting held on September 20, 1995. If approved by shareholders, unless sooner terminated, the First Albany Agreement will remain in effect for an original term expiring April 30, 1996 and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board, or by the vote of a "majority of the outstanding voting securities" of the Fund for Income as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees, by vote cast in person at a meeting called for such purpose. The First Albany Agreement is terminable at any time, without penalty, by vote of the Board, by KeyCorp Advisers, by the vote of "a majority of the outstanding voting securities" of the Fund for Income, or by First Albany, upon 60 days' written notice. The First Albany Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

     In the event that both the Proposed Advisory Agreement (see Proposal 2) and the proposed First Albany Agreement are not approved by shareholders of the Fund for Income, neither the Proposed Advisory Agreement nor the proposed First Albany Agreement will be implemented, and the Current Advisory Agreement with Society and the current First Albany sub-advisory agreement will remain in effect.

COMPARISON OF FIRST ALBANY AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT

     The First Albany Agreement between KeyCorp Advisers and First Albany and the current sub-advisory agreement between Society and First Albany are similar. The obligations of the parties, the rights and responsibilities of First Albany, the portfolio managers and the fees are the same in each agreement.

     The agreements differ in that many of the supplemental provisions and clarifications which have been added to the Proposed Advisory Agreement are also included in the First Albany Agreement. For example, the First Albany Agreement provides clarification concerning the allocation of brokerage services and "soft dollars." In addition, the First Albany Agreement contains representations and warranties by First Albany concerning its corporate structure and state and federal registration as an investment adviser.

     The current sub-advisory agreement was approved by shareholders at a meeting related to the reorganization of the Funds on April 28, 1995. The current sub-advisory agreement was executed as of June 5, 1995.

INFORMATION ABOUT FIRST ALBANY

     First Albany was incorporated on July 3, 1991, as a wholly owned subsidiary of First Albany Companies, Inc. First Albany Companies, Inc. is a publicly traded holding company, a principal subsidiary of which is First Albany Corporation, a registered broker-dealer.

     First Albany provides investment advisory services to the Fund for Income and to no other investment companies. First Albany also provides investment supervisory services to other accounts, such as those of individuals, corporations, and pension and profit sharing plans.

     The following persons are directors of First Albany:

        Hugh A. Johnson, Jr., is President and Chairman of the Board of Directors of First Albany. Mr. Johnson is also Senior Vice President, Chief Investment Officer and a director of First Albany Corporation. Mr. Johnson is also Senior Vice President and a director of First Albany Companies, Inc.

        George C. McNamee is Chairman of the Board of Directors of First Albany Corporation and of First Albany Companies, Inc.

        Alan P. Goldberg is President and a director of First Albany Corporation and of First Albany Companies, Inc.

     In addition to Mr. Johnson, the following persons are executive officers of First Albany:

        Robert T. Hennes, Jr., is Executive Vice President and Secretary of First Albany. Mr. Hennes was previously Chairman of Dollar Dry Dock Investment Management Corporation and President of Investors Preference New York Tax Free Fund, Inc. and Investors Preference Fund for Income, Inc.

        Thomas J. Curran is a Managing Director of First Albany and a Senior Vice President of First Albany Corporation.

        Paul V. Ireland is a Managing Director of First Albany and a Vice President of First Albany Corporation.

        C. Lee Liscom is a Managing Director of First Albany and a Vice President of First Albany Corporation. Mr. Liscom was previously an Executive Vice President of Key Trust Company.

        David J. Cunningham is Treasurer of First Albany and a Senior Vice President and Chief Financial Officer of First Albany Corporation and of First Albany Companies, Inc.

     The address of each of the above individuals is 41 State Street, Albany, New York 12207, at which First Albany maintains its offices.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE FIRST ALBANY AGREEMENT BETWEEN KEYCORP ADVISERS AND FIRST ALBANY.

                                   PROPOSAL 6

                 APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY
                     AGREEMENT FOR THE SPECIAL GROWTH FUND
                   BETWEEN KEYCORP ADVISERS AND T. ROWE PRICE

     This Proposal relates only to the Special Growth Fund.

THE INVESTMENT ADVISER

     If shareholders approve Proposal 2, then KeyCorp Advisers, as described above, will serve as the investment adviser to the Funds pursuant to the Proposed Advisory Agreement. If, however, shareholders of the Special Growth Fund do not approve Proposal 2, Society will continue to serve as the investment adviser to the Fund and the following Proposal will not be implemented even if approved by shareholders.

CONSIDERATION AND PROPOSAL OF THE SUB-ADVISORY AGREEMENT

     Currently, Society retains T. Rowe Price as the sub-adviser to the Special Growth Fund. In the event that shareholders approve Proposal 2, it is being proposed that KeyCorp Advisers be permitted to utilize the services of T. Rowe Price as a sub-adviser to KeyCorp Advisers under the proposed Sub-Advisory Agreement (the "T. Rowe Agreement") in order to maintain continuity and to improve the effectiveness of the advisory services to be rendered to the Special Growth Fund.

     KeyCorp Advisers' decision to continue the services of T. Rowe Price as opposed to retaining other potential sub-advisers was based on various considerations, including that T. Rowe Price and its affiliates have over $65 billion in assets under management and provide a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for the Special Growth Fund; that risk control is integral to its methodology; that it has shown a relative consistency in investment management performance; that it has the flexibility to customize an application of its Systematic Equity Investing approach for the Special Growth Fund; and the attractiveness of the fee structure and estimated transaction costs that would be incurred, especially since T. Rowe Price utilizes state-of-the-art trading systems, and a relatively low turnover rate is a typical result of the strategy utilized in performing its advisory services.

     Based upon the foregoing, KeyCorp Advisers recommended to the Board that, subject to approval by the Board and the Special Growth Fund's shareholders of
(1) the Proposed Advisory Agreement and (2) the T. Rowe Agreement, KeyCorp Advisers enter into the proposed T. Rowe Agreement with T. Rowe Price. In considering whether to recommend that the T. Rowe Agreement be approved by shareholders, the Board requested and evaluated various information from KeyCorp Advisers and T. Rowe Price relevant to KeyCorp Advisers' decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the capabilities to be provided by T. Rowe Price; the consistency and stability of its investment team; the trading systems to be utilized and the potential to minimize transaction costs; the ability to customize a portfolio for the Fund; the proposed fee schedule and allocation of fees between KeyCorp Advisers and T. Rowe Price; T. Rowe Price's experience acting as a sub-adviser; T. Rowe Price's experience as a mutual fund adviser; and KeyCorp Advisers' access to the various resources of T. Rowe Price.

DESCRIPTION OF THE PROPOSED T. ROWE AGREEMENT

     The proposed form of the T. Rowe Agreement is attached as Exhibit F and should be read in conjunction with the following. Certain provisions set forth in Exhibit F reflect the assumption that shareholders of the Special Growth Fund will approve Proposal 1 and the Special Growth Fund will be converted into a series of the Successor Company, a Delaware business trust. However, since approval of this Proposal 6 is not dependent upon an approval of Proposal 1 or a conversion of the Funds into a Delaware business trust, and since the terms of this Proposal (if approved) may be implemented prior to the conversion, the Special Growth Fund of the Current Company may enter into the T. Rowe Agreement (in which case the T. Rowe Agreement will reflect certain information about the Current Company rather than the Successor Company).

     In consideration of all investment advisory services to be provided and expenses assumed under the Proposed Investment Advisory Agreement and the new arrangement with T. Rowe Price, KEYCORP ADVISERS WOULD BE ENTITLED TO RECEIVE AN ADVISORY FEE CALCULATED AT THE ANNUAL RATE OF 1.00% OF THE SPECIAL GROWTH FUND'S AVERAGE DAILY NET ASSETS -- THE SAME RATE AT WHICH SOCIETY IS CURRENTLY ENTITLED TO RECEIVE ITS ADVISORY FEE. From the fee paid by the Special Growth Fund to KeyCorp Advisers, KeyCorp Advisers will bear responsibility for payment of the sub-advisory fee to T. Rowe Price (but may instruct the Special Growth Fund to pay such sub-advisory fee directly to T. Rowe Price). The expenses of the Special Growth Fund would not be increased as a result of the approval of the T. Rowe Agreement.

     For its services under the T. Rowe Agreement, KeyCorp Advisers would pay T. Rowe Price a sub-advisory fee at an annual rate of .25% of the average daily net assets of the Special Growth Fund, except that to the extent such average daily net assets exceed $100 million, the sub-advisory fee will be paid at .20% of the Special Growth Fund's average daily net assets over such amount, which is the same rate of compensation that is currently being paid under the current T. Rowe Price sub-advisory agreement with Society.

     The Board, including a majority of the Disinterested Trustees who are not interested persons of the Fund, KeyCorp Advisers or T. Rowe Price, unanimously approved the proposed T. Rowe Agreement at a meeting held on September 20, 1995. If approved by shareholders, unless sooner terminated, the T. Rowe Agreement will remain in effect for an original term expiring June 4, 1996 and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board, or by the vote of a "majority of the outstanding voting securities" of the Special Growth Fund as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees, by vote cast in person at a meeting called for such purpose. The T. Rowe Agreement is terminable at any time, without penalty, by vote of the Board, by KeyCorp Advisers, by the vote of "a majority of the outstanding voting securities" of the Special Growth Fund, or by T. Rowe Price, upon 60 days' written notice. The T. Rowe Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

     In the event that both the Proposed Advisory Agreement (see Proposal 2) and the proposed T. Rowe Price Agreement are not approved by shareholders of the Special Growth Fund, neither the Proposed Advisory Agreement nor the proposed T. Rowe Price Agreement will be implemented, and the Current Advisory Agreement with Society and the current T. Rowe Price sub-advisory agreement will remain in effect.

COMPARISON OF T. ROWE AGREEMENT AND CURRENT SUB-ADVISORY AGREEMENT

     The T. Rowe Agreement between KeyCorp Advisers and T. Rowe Price and the current sub-advisory agreement between Society and T. Rowe Price are similar. The obligations of the parties, the rights and responsibilities of T. Rowe Price, the portfolio managers and the fees are the same in each agreement.

     The agreements differ in that many of the supplemental provisions and clarifications which have been added to the Proposed Advisory Agreement are also included in the T. Rowe Agreement. For example, the T. Rowe Agreement provides clarification concerning the allocation of brokerage services and "soft dollars." In addition, the T. Rowe Agreement contains representations and warranties by T. Rowe Price concerning its corporate structure and state and federal registration as an investment adviser.

     The current sub-advisory agreement was approved by shareholders at a meeting held for such purpose (and also pertaining to certain proposed changes to investment objectives and restrictions of the Special Growth Fund) called for May 19, 1995. The current sub-advisory agreement was executed as of June 5, 1995.

INFORMATION ABOUT T. ROWE PRICE

     T. Rowe Price, which maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of September 30, 1995, the firm and its affiliates managed over $65 billion for over 3 million individual and institutional investor accounts.

     T. Rowe Price acts as the investment adviser to several mutual funds with investment objectives similar to those of the Special Growth Fund (collectively, the "Price Funds"). For the Price Funds, T. Rowe Price receives a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an

Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business date of the next succeeding calendar month and is calculated as described below.

     The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                  PRICE FUNDS'
                             ANNUAL GROUP BASE FEE
                         RATE FOR EACH LEVEL OF ASSETS

            0.480%                                                First $1 billion
            0.450%                                                Next $1 billion
            0.420%                                                Next $1 billion
            0.390%                                                Next $1 billion
            0.370%                                                Next $1 billion
            0.360%                                                Next $2 billion
            0.350%                                                Next $2 billion
            0.340%                                                Next $5 billion
            0.330%                                                Next $10 billion
            0.320%                                                Next $10 billion
            0.310%                                                Thereafter

     For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. Based on combined Price Funds' assets of approximately $36 billion at December 31, 1994, the Group Fee was 0.34%.

     The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The rate of the individual Fund Fees for each such fund with an investment objective similar to that of the Victory Special Growth Fund is listed in the chart below, which also sets forth the total management fees, if any, paid to T. Rowe Price by each such fund, during 1994:

                                                                                    TOTAL
                                                                   INDIVIDUAL    MANAGEMENT
                             PRICE FUND                            FUND FEES        FEES
    -------------------------------------------------------------  ---------     -----------
    New Horizons Fund............................................     0.35%      $11,402,554
    OTC Fund.....................................................     0.45%      $ 1,534,235
    Science and Technology Fund..................................     0.35%      $ 4,467,208
    Small-Cap Value Fund.........................................     0.35%      $ 3,047,508
    Mid-Cap Growth Fund..........................................     0.35%      $   544,984

     The following chart sets forth certain expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

                                                               EXPENSE RATIO
              PRICE FUND                 LIMITATION PERIOD      LIMITATION       REIMBURSEMENT DATE
---------------------------------------  ------------------    -------------     ------------------
Science & Technology...................  January 1, 1992-           1.25%         December 31, 1995
                                         December 31, 1993
Small-Cap Value........................  January 1, 1992-           1.25%         December 31, 1995
                                         December 31, 1993
Mid-Cap Growth.........................  January 1, 1994-           1.25%         December 31, 1997
                                         December 31, 1995

     The management agreement of each of the above-referenced funds also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

     Pursuant to Mid-Cap Growth Fund's current expense limitation, $66,000 of management fees were not accrued by the fund for the year ended December 31, 1994. Additionally, $228,000 of unaccrued 1992-93 management fees and expenses related to a previous agreement are subject to reimbursement through December 31, 1995.

     Listed below are the Directors of T. Rowe Price who have other substantial businesses, professions, vocations, or employment aside from that of Director of
T. Rowe Price:

        James E. Halbkat, Jr., President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

        John W. Rosenblum, Tayloe Murphy Professor at the University of Virginia, and a Director of: Chesapeake Corporation, a manufacturer of paper products, Camdus Communications Corp., a provider of printing and communication services, Comdial Corporation, a manufacturer of telephone systems for businesses, and Cone Mills Corporation, a textiles producer. Mr. Rosenblum's address is P.O. Box 6550, Charlottesville, Virginia 22906.

        Robert L. Strickland, Chairman of Loew's Companies, Inc., a retailer of specialty home supplies, and a Director of Hannaford Bros. Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

        Philip C. Walsh, Consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a Director of Piedmont Mining Company, Inc., Charlotte, North Carolina. Mr. Walsh's address is 200 East 66th Street, Apt. A-1005, New York, New York 10021.

     With the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh (listed above), all Directors of T. Rowe Price are employees of T. Rowe Price. Listed below are the additional Directors and the principal executive officer of
T. Rowe Price:

        James S. Riepe, Thomas H. Broadus, Carter O. Hoffman, George A. Roche,
        M. David Testa and Henry H. Hopkins -- Directors of T. Rowe Price.

        George J. Collins, Chief Executive Officer and President of T. Rowe
        Price.

     The address of each of the above individuals is 100 East Pratt Street, Baltimore, Maryland 21202.

     FOR THE REASONS SET FORTH ABOVE, THE COMPANY'S BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE T. ROWE AGREEMENT BETWEEN KEYCORP ADVISERS AND T. ROWE PRICE.

                                   PROPOSAL 7

                   APPROVAL OR DISAPPROVAL OF A CHANGE OF THE
                    MAXIMUM REMAINING MATURITY OF PORTFOLIO
                    INSTRUMENTS TO CONFORM WITH THE MATURITY
                  PERMITTED UNDER RULE 2A-7 UNDER THE 1940 ACT

     This Proposal relates only to the Prime Obligations, Tax-Free and U.S. Government Money Market Funds.

     Rule 2a-7 under the 1940 Act (the "Rule") provides that various requirements, which are set forth under the Rule, must be satisfied in order for a fund to hold itself out as a "money market fund." The Board has made a good faith determination that it is in the best interests of the Institutional Money Market, Prime Obligations and Tax-Free Money Market Funds (referred to, in this proposal only, as the "Funds") and their shareholders for such Funds to maintain a stable net asset value per share and hold themselves out as "money market funds." In order to do so presently, these Funds comply with the requirements of the Rule.

     The Rule contains certain requirements governing the portfolio securities of the Funds, including, among other things, requirements as to the maturity of each portfolio security, the dollar-weighted average maturity of the entire portfolio, and the credit quality of the portfolio securities. With respect to the requirements for the remaining maturity of each "eligible security," the Rule was amended to permit money market funds to purchase and hold instruments with a remaining maturity of up to 397 days (the "Amendment"). Previously, the Rule had permitted only a remaining maturity of up to 13 months.

     It could be deemed that the Funds are subject to a fundamental investment policy which integrates the requirements of the Rule as to the maturity of each security prior to the Amendment. Based on the recommendation of Society, the Trustees have determined that it would be in the best interests of the Funds and their shareholders for the Funds to have the ability to utilize the less restrictive standards as to the maturity of portfolio securities which are set forth in the Amendment, and is therefore requesting that shareholders of each of the Funds authorize this change as to their Fund. If this Proposal is approved by shareholders of a Fund, that Fund would be able to purchase and hold securities with a remaining maturity of up to 397 days, rather than 13 months.

     REASONS FOR THE PROPOSED CHANGE: The proposed amendment is consistent with the current Rule and would only provide a 1 day difference in the maximum remaining maturity. At certain times, it may be advantageous for the Fund to be able to purchase instruments with a slightly longer remaining maturity, since even a difference of only 1 day could result in additional flexibility for the Funds.

     FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE CHANGE OF THE MAXIMUM REMAINING MATURITY OF PORTFOLIO INSTRUMENTS OF THE PRIME OBLIGATIONS, U.S. GOVERNMENT AND TAX-FREE MONEY MARKET FUNDS.

                                   PROPOSAL 8

                          APPROVAL OR DISAPPROVAL OF A
                    RESTATEMENT OF THE INVESTMENT OBJECTIVES

     This Proposal relates only to the Modernizing Funds:

     At a meeting of the Board held on September 20, 1995, the Trustees, including each of the Disinterested Trustees (who are not "interested persons," within the meaning of the 1940 Act, of the Company or any Fund's investment adviser), on the recommendation of Society, considered and unanimously approved of a restatement of the investment objective of certain of Modernizing Funds and certain changes to certain Funds' fundamental investment policies and restrictions (see Proposal 9).

     Society has evaluated the various types of Funds that comprise the Company and recommended to the Trustees that it would be appropriate to modernize the investment objectives, policies and restrictions, and implement certain changes that would provide greater flexibility and uniformity in managing the Funds. The

Trustees determined that many of the Funds' investment objectives should be restated so as to be less restrictive.

     In addition, the Trustees, based on representations from Society, the Funds' investment adviser, believe that the risks inherent in investing in each of the respective Funds should not change from those inherent at the present time under each Fund's current investment objective and policies, since Society has represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day to day investment program utilized by a Fund.

     The significance of an investment policy or restriction being fundamental is that it may be changed only with the approval of shareholders. Except for each Fund's investment objective and any investment policies or restrictions which are specifically identified as fundamental, each Fund's investment policies and restrictions are non-fundamental.

     In the table below, the current investment objective of each Fund is set forth in quotations in the left hand column. In each case, it is proposed that the investment objective be restated to read as indicated in quotations in the right hand column. In many cases, it is proposed that certain investment policies now included within the investment objective (and which are therefore currently fundamental) be reclassified as non-fundamental investment policies. In each such case, the proposed non-fundamental policies and the reason for the proposed change, if any, are indicated in the right hand column. A description of each of these reasons is set forth below following the table. To the extent that certain investment styles or policies which are currently included in the investment objective are removed from the investment objective and made non-fundamental policies, they may be changed thereafter without the approval of shareholders.

        CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
BALANCED FUND
"To balance both current income and long-term     "To seek to provide income and long-term
growth of capital by investing primarily in       growth of capital."
  common stocks and fixed income securities.      As a non-fundamental policy, the Fund will
The Fund may invest in any type or class of       invest primarily in common stocks and fixed
security."                                        income securities.
                                                  Reason for the proposal: flexibility.
DIVERSIFIED STOCK FUND
"To seek long-term growth of capital by           "To seek to provide long-term growth of
  investing in a diversified portfolio of         capital."
common stocks and securities convertible into     As a non-fundamental policy, the Fund will
common stocks (i.e., warrants, convertible        invest primarily in common stocks and
preferred stock, fixed- rate preferred stock,     securities convertible into common stocks
convertible fixed income securities, options      (i.e., warrants, convertible preferred
and rights) issued by established domestic        stock, fixed-rate preferred stock,
and foreign companies in a variety of             convertible preferred stock, convertible
industries which Society Asset Management,        fixed income securities, options and rights)
Inc. believes represent investment value          issued by established domestic and foreign
because their market prices do not reflect        companies which the Fund's investment
their earnings performance or because Society     adviser believes represent investment value
Asset Management, Inc. believes they are          because their market prices do not reflect
selling below historical price relationships      their earnings performance or because the
and/or underlying asset values."                  Fund's investment adviser believes they are
                                                  selling below historical price relationships
                                                  and/or underlying asset values.
                                                  Reason for the proposal: flexibility.

        CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
GOVERNMENT MORTGAGE FUND
"To provide a high level of current income        "To seek to provide a high level of current
  and safety of principal by investing            income consistent with safety of principal."
exclusively in obligations issued or              As a non-fundamental policy, the Fund will
guaranteed by the U.S. Government or its          invest exclusively in obligations issued or
agencies or instrumentalities."                   guaranteed by the U.S. Government or its
                                                  agencies or instrumentalities.
                                                  Reason for the proposal: flexibility
GROWTH FUND
"To seek long-term growth of capital by           "To seek to provide long-term growth of
  investing primarily in a diversified group      capital."
of common stocks of issuers listed on a           As a non-fundamental policy, the Fund will
nationally recognized exchange with an            invest primarily in common stocks of issuers
emphasis on companies with superior prospects     listed on a nationally recognized exchange
for long-term earnings growth and price           with an emphasis on companies with superior
appreciation."                                    prospects for long-term earnings growth and
                                                  price appreciation.
                                                  Reasons for the proposal: flexibility,
                                                  clarification/ standardization.
INTERMEDIATE INCOME FUND
"To provide a high level of income by             "To seek to provide a high level of income."
  investing in debt securities issued by          As a non-fundamental policy, the Fund will
corporations and the U.S. Government and its      invest in debt securities issued by
agencies or instrumentalities."                   corporations and the U.S. Government and its
                                                  agencies and instrumentalities.
                                                  Reason for the proposal: flexibility.
INTERNATIONAL GROWTH FUND
"To provide capital growth consistent with        "To seek to provide capital growth
reasonable investment risk by investing           consistent with reasonable investment risk."
  principally in foreign equity securities,       As a non-fundamental policy, the Fund will
most of which will be denominated in foreign      invest primarily in equity securities of
currencies."                                      foreign corporations, most of which will be
                                                  denominated in foreign currencies.
                                                  Reasons for the proposal: clarification/
                                                  standardization, flexibility.
INVESTMENT QUALITY BOND FUND
"To seek a high level of income by investing      "To seek to provide a high level of income."
primarily in investment-grade bonds issued by     As a non-fundamental policy, the Fund will
corporations and the U.S. Government and its      invest primarily in investment-grade bonds
agencies or instrumentalities."                   issued by corporations and the U.S.
                                                  Government and its agencies or
                                                  instrumentalities.
                                                  Reason for the proposal: flexibility
LIMITED TERM INCOME FUND
"To seek current income as well as stability      "To seek to provide income consistent with
  of principal by investing in high grade,        limited fluctuation of principal."
fixed income securities with a                    As a non-fundamental policy, the Fund will
dollar-weighted average maturity of between       invest in high grade, fixed income
two and five years, based upon remaining          securities with a dollar- weighted average
maturities."                                      maturity of one to five years, based upon
                                                  remaining maturities.
                                                  Reason for the proposal: flexibility.

        CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
OHIO MUNICIPAL BOND FUND
"To produce a high level of current interest      No change is proposed.
  income which is exempt from both federal
income tax and Ohio personal income tax."
OHIO REGIONAL STOCK FUND
"To seek capital appreciation by investing in     "To seek to provide capital appreciation."
  a diversified group of common stocks and        As a non-fundamental policy, the Fund will
securities convertible into common stocks         invest primarily in common stocks and
issued by companies whose headquarters are        securities convertible into common stocks
located in the State of Ohio."                    issued by companies whose headquarters are
                                                  located in the State of Ohio.
                                                  Reason for the proposal: flexibility.
PRIME OBLIGATIONS FUND
"To provide current income with liquidity and     "To seek to provide current income
stability of principal."                          consistent with liquidity and stability of
                                                  principal."
                                                  Reason for the proposal: clarification/
                                                  standardization.
SPECIAL VALUE FUND
"To seek long-term growth of capital and          "To seek to provide long-term growth of
  dividend income by investing primarily in       capital and dividend income."
common stocks of small and medium-size            As a non-fundamental policy, the Fund will
companies listed on a nationally recognized       invest primarily in common stocks of small
exchange with an emphasis on companies with       and medium- size companies listed on a
above average total return potential."            nationally recognized exchange with an
                                                  emphasis on companies with above average
                                                  total return potential.
                                                  Reasons for the proposal: clarification/
                                                  standardization, flexibility.
STOCK INDEX FUND
"To seek to match the investment performance      "To seek to provide long-term capital
  of the Standard & Poor's 500 Composite          appreciation by attempting to match the
Stock Index (the "S&P 500 Index" or the           investment performance of the Standard &
"Index")".                                        Poor's 500 Composite Stock Index (the "S&P
                                                  500 Index" or the "Index")."
                                                  Reason for the proposal: clarification/
                                                  standardization.
TAX-FREE MONEY MARKET FUND
"To provide current interest income free from     "To seek to provide current interest income
federal income taxes consistent with relative     free from federal income taxes consistent
stability of principal."                          with relative liquidity and stability of
                                                  principal."
                                                  Reason for the proposal: clarification/
                                                  standardization.

        CURRENT INVESTMENT OBJECTIVE                     PROPOSED INVESTMENT OBJECTIVE
U.S. GOVERNMENT OBLIGATIONS
"To provide current income with liquidity and     "To seek to provide current income
stability of principal."                          consistent with liquidity and stability of
                                                  principal."
                                                  Reason for the proposal: clarification/
                                                  standardization.
VALUE FUND
"To seek long-term growth of capital and          "To seek to provide long-term growth of
  dividend income by investing primarily in a     capital and dividend income."
diversified group of common stocks with an        As a non-fundamental policy, the Fund will
emphasis on companies with above average          invest primarily in a diversified group of
total return potential."                          common stocks with an emphasis on companies
                                                  with above average total return potential.
                                                  Reasons for the proposal: clarification/
                                                  standardization, flexibility.

REASONS FOR THE PROPOSALS REGARDING THE INVESTMENT OBJECTIVES

     IT IS IMPORTANT TO BEAR IN MIND THAT THE PROPOSED CHANGES TO THE FUNDS' INVESTMENT OBJECTIVES INVOLVE A JUDGMENT ONLY AS TO WHAT SHOULD MAKE UP A FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE, NOT A JUDGMENT AS TO WHAT INVESTMENT STRATEGIES, POLICIES OR RESTRICTIONS SHOULD BE FOLLOWED IN PURSUING THAT OBJECTIVE. IF SHAREHOLDERS APPROVE THIS PROPOSAL, SOCIETY BELIEVES THAT THE CHANGES WILL HAVE NO IMMEDIATE MATERIAL EFFECT ON THE WAY IN WHICH THE FUNDS ARE MANAGED. CERTAIN PROPOSED CHANGES TO CERTAIN FUNDS' INVESTMENT POLICIES AND RESTRICTIONS ARE SET FORTH IN PROPOSALS 9A-P, BELOW.

     The reasons for the proposals set forth above, pertaining to the respective investment objectives of the Funds, involve similar considerations. The Trustees have reviewed the proposed changes and believe that they are in the best interests of each Fund and its shareholders for the reason(s) indicated above, and described in greater detail below. Each of the proposals has been made for one or more of the following reasons: flexibility or clarification/standardization. The following discussion provides greater detail as to what is meant, in each case, by flexibility or clarification/standardization.

     Flexibility. Under the Company's registration statement, the investment objective of each Fund is fundamental and cannot be changed without a vote of the "majority of the outstanding voting securities" of the relevant Fund. If a Fund's stated investment objective contains details as to an investment strategy to be pursued or an investment policy to be followed, or is otherwise more restrictive than necessary, it may impose an unnecessarily rigid restraint on management's ability to respond to certain regulatory developments or changes in the financial markets. In order to make any changes to a strategy or policy included as part of a Fund's investment objective, the Fund would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. In each case, the Fund's most basic investment objective (such as to achieve capital appreciation or to achieve a high level of income) will not change and will continue to be fundamental, but certain strategies or policies which need not be part of the Fund's stated investment objective have been made non-fundamental so that the Trustees may at a future date receive and act upon recommendations of Society (or KeyCorp Advisers) to change these non-fundamental policies without the necessity of a meeting of shareholders and associated costs. In all cases described in the proposals above, Society does not anticipate that the changes will have an immediate effect on the Fund's investment strategy, since there is no current intention of changing stated strategy or policy. However, the Funds will have greater flexibility to respond to future regulatory and market developments. If changes to non-fundamental policies or restrictions are adopted by the Trustees in the future, the relevant Fund's Prospectus and Statement of Additional Information will be amended to reflect any such changes and notice thereof will be provided to shareholders.

     Clarification/standardization. Some of the Funds' investment objectives contain descriptive terms that are superfluous or ambiguous. Accordingly, Society has recommended to the Trustees, and the Trustees have approved, that these Funds change the description of their investment objectives, where appropriate, to eliminate any ambiguities. In addition, the terms used in some of the Fund's investment objectives differ from the description of the terms used in the stated investment objective of a similar Fund. Society has recommended, and the Trustees have approved, the standardization, to the extent possible, of the description of an investment objective, or an aspect thereof, as between Funds for which the investment objective or aspect thereof is not intended to differ. By doing so, potential investors may be expected to have a clearer understanding of the similarities or differences in the investment objectives of the respective Funds.

     RISK FACTORS: Because each of the Proposals involves only a change to the stated investment objective and is not expected to alter the primary characteristics of a Fund or its operations for the foreseeable future, for each Fund, the adoption of the Proposal is not expected to have any effect on the risk factors to be considered in making or continuing an investment in the Fund. In the future, however, the Board may, without shareholder approval, change a nonfundamental investment policy or restriction in a way that may create more risk. The Fund will notify shareholders of such changes. In addition, there is no assurance that any Fund will achieve its investment objective, and the share price and total return of each Fund other than the Tax-Free Money Market, Financial Reserves, Institutional Money Market, Ohio Municipal Money Market, and Prime Obligations Funds (the "Money Market Funds") will fluctuate, so that an investment may be worth more or less than its original cost upon redemption. With respect to the Money Market Funds, although the Funds seek to maintain a stable net asset value per share, there can be no guaranty that they in fact will be able to do so, so that an investment may be worth more or less than its original cost upon redemption.

                                 PROPOSALS 9A-P

                 APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                      THE FUNDAMENTAL INVESTMENT POLICIES
                                  OF THE FUNDS

INTRODUCTION TO PROPOSALS 9A-P

     Proposals 9a-p concern proposed changes to the current fundamental investment policies and restrictions ("Restrictions") of the Funds. Each of these Proposals relate to Restrictions of a Fund which are presently classified as "fundamental," which means that they can only be changed by a vote of the relevant Fund's shareholders. Investment restrictions classified as "nonfundamental" may be changed or eliminated without shareholder approval.

     Society recommended to the Trustees that it be authorized to analyze each Fund's current Restrictions and, where practical and appropriate for each Fund's current and proposed investment objective, recommend to the Trustees whether, subject to shareholder approval, certain changes should be adopted. Based on Society's review and recommendations, the Trustees believe that certain changes should be implemented for each Fund. These changes fall within the following categories:

     Modification. The Proposal involves a modification of certain Restrictions, for reasons outlined below.

     Elimination. The Proposal involves an elimination of certain Restrictions, for reasons outlined below.

     Reclassification. The Proposal involves a reclassification of certain Restrictions as nonfundamental restrictions, which could thereafter be changed with the approval of the Company's Board of Trustees, without a shareholder vote.

     Based on the recommendations of Society, the Trustees have approved the proposed changes and believe that they are in the best interests of the Funds and their shareholders for the following reasons:

     Standardization. Some of the Funds' Restrictions differ in form and substance from similar restrictions of other Funds. Increased standardization in Restrictions among all Victory mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. Standardization may also involve making policies or restrictions consistent with the terms of SEC exemptive relief obtained on behalf of the

Funds. In all cases, the adoption of the new or revised restriction is not likely to have any impact on the investment techniques employed by a Fund at this time.

     Modernization. The Funds' Restrictions have been in effect, without changes, for many years. The Trustees, acting on Society's recommendation, recommend that certain Funds modernize their Restrictions to conform to current regulation and authorize the use of currently available financial instruments and investment techniques.

     Clarification. Some of the Funds' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Fund from following the original intent of the Restriction. Accordingly, the Trustees, acting on Society's recommendation, recommend that the Fund change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

     Flexibility. Several of the Funds' Restrictions may be changed to allow the Funds to respond to recent and future regulatory developments and changes in the financial markets. In addition, Restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Funds would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. Society believes that in most cases, the proposed changes are not likely to have any immediate effect on the Funds' investment strategy, since the Funds may not have a current intention of changing the Restriction. However, in order to give the Fund more flexibility in responding to regulatory and market developments, the Trustees, acting on Society's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees without a shareholder vote. In the future, when changes to nonfundamental policies or restrictions of a Fund are adopted, the Fund's prospectus and statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

     The Proposals regarding the Restrictions are presented in the Proposals 9a-p, below, categorized by topic (e.g., diversification, concentration, etc.). These Proposals relate only to the Modernizing Funds, as the other Funds' investment policies and restrictions have recently been updated and amended. In each case, the current Restriction is set forth in the left hand column under "Current" and, for the Fund(s) to which the current Restriction applies, it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed as indicated in the right hand column under "Proposed." In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

INTRODUCTION TO PROPOSALS 9A-E.

     Proposals 9a-e each apply to each one of the respective Modernizing Funds:

                                  PROPOSAL 9A

                AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTIONS CONCERNING BORROWING AND SENIOR SECURITIES

CURRENT:                                          PROPOSED:
No Fund may borrow money or issue senior          FUNDAMENTAL RESTRICTION --
securities, except that each Fund may borrow      SENIOR SECURITIES
  from banks or enter into reverse repurchase     No Fund may issue any senior security (as
agreements for temporary purposes in amounts      defined in the 1940 Act), except that (a)
up to 10% of the value of its total assets at     each Fund may engage in transactions that
the time of such borrowing; or mortgage,          may result in the issuance of senior
pledge, or hypothecate any assets, except in      securities to the extent permitted under
connection with any such borrowing and in         applicable regulations and interpretations
amounts not in excess of the lesser of the        of the 1940 Act or an exemptive order; (b)
dollar amounts borrowed or 10% of the value       each Fund may acquire other securities, the
of the Fund's total assets at the time of its     acquisition of which may result in the
borrowing. No Fund will purchase securities       issuance of a senior security, to the extent
while its borrowings (including reverse           permitted under applicable regulations or
repurchase agreements) exceed 5% of the total     interpretations of the 1940 Act; (c) subject
assets of that Fund.                              to the restrictions set forth below, each
                                                  Fund may borrow money as authorized under
                                                  the 1940 Act.
                                                  FUNDAMENTAL RESTRICTION -- BORROWING
                                                  No fund may borrow money, except that (a)
                                                  each Fund may enter into commitments to
                                                  purchase securities in accordance with its
                                                  investment program, including
                                                  delayed-delivery and when-issued securities
                                                  and reverse repurchase agreements, provided
                                                  that the total amount of any such borrowing
                                                  does not exceed 33 1/3% of the Fund's total
                                                  assets; and (b) each Fund may borrow money
                                                  for temporary or emergency purposes in an
                                                  amount not exceeding 5% of the value of its
                                                  total assets at the time when the loan is
                                                  made. Any borrowings representing more than
                                                  5% of a Fund's total assets must be repaid
                                                  before the Fund may make additional
                                                  investments.

EXPLANATION OF THE PROPOSED CHANGES:

     SENIOR SECURITIES: Under the 1940 Act, an open-end investment company (such as the Company) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities: the Funds could, to the extent permitted by applicable law or exemptive order (a) enter into commitments, including reverse repurchase agreements and delayed-delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security;

(c) engage in short sales of securities; (d) purchase and sell futures contracts and related options; (e) borrow money, subject to any other applicable restrictions described below; and (f) issue multiple classes of securities.

     BORROWING: The proposed amendment clarifies and modernizes the restriction on borrowing by treating borrowings for temporary or emergency purposes separately from other borrowings. Borrowing for emergency purposes may be necessary to address excessive or unanticipated liquidations of Fund shares that exceed available cash. To increase flexibility, reverse repurchase agreements would be allowable outside the context of borrowings implemented for temporary purposes, and would be subject to a limitation of 33 1/3% (rather than 10%) of a Fund's assets. Leveraging by means of borrowing would exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; however, the Funds do not presently intend to borrow for purposes of leverage. Money borrowed will be subject to interest and other costs.

                                  PROPOSAL 9B

                     ELIMINATION OF EACH FUND'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING INVESTMENT
                     FOR THE PURPOSE OF EXERCISING CONTROL

CURRENT:                                          PROPOSED:
No Fund may invest in any issuer for the          Except as provided below under PROPOSAL 9F,
  purposes of exercising control or               this Restriction would be eliminated.
management or invest more than 10% of its
assets in the voting securities of any one
issuer.

     EXPLANATION OF THE PROPOSED CHANGES: The Funds have no current intention of investing in any issuer for the purpose of exercising control. In the event that at some point in time a Fund has an intention of investing for the purpose of exercising control, the Fund's Prospectus and Statement of Additional Information will be revised accordingly. The proposed elimination of this fundamental Restriction would give the Funds additional flexibility in taking, or adding to, certain investment positions.

                                  PROPOSAL 9C

                AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                   RESTRICTION CONCERNING THE MAKING OF LOANS

CURRENT:                                          PROPOSED:
No Fund may make loans, except that each Fund     FUNDAMENTAL RESTRICTION
may purchase or hold debt instruments in          No Fund may lend any security or make any
  accordance with its investment objective        other loan if, as a result, more than
and policies, may lend portfolio securities       33 1/3% of its total assets would be lent to
in accordance with its investment objective       other parties, but this limitation does not
and policies, and may enter into repurchase       apply to purchases of publicly issued debt
agreements.                                       securities or to repurchase agreements.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Fund's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least equal to the value of the loan, including accrued interest. If the recipient of the loan (or the seller of the instrument to be repurchased) defaults and the value of the collateral securing the loan (or the repurchase agreement) declines, the Fund could incur a loss.

                                  PROPOSAL 9D

                AMENDMENT OF EACH FUND'S FUNDAMENTAL INVESTMENT
            RESTRICTION CONCERNING PURCHASES OF SECURITIES ON MARGIN

CURRENT:                                          PROPOSED:
No Fund may purchase securities on margin         NON-FUNDAMENTAL RESTRICTION
  (except that the International Growth Fund      No Fund will make short sales of securities,
may make margin payments in connection with       other than short sales "against the box," or
transactions in currency futures contracts).      purchase securities on margin except for
                                                  short-term credits necessary for clearance
                                                  of portfolio transactions, provided that
                                                  this restriction will not be applied to
                                                  limit the use of options, futures contracts
                                                  and related options, in the manner otherwise
                                                  permitted by the investment restrictions,
                                                  policies and investment program of the Fund.

     EXPLANATION OF THE PROPOSED CHANGE. The proposed change modernizes and clarifies the circumstances under which a Fund may make margin purchases. The reclassification as non-fundamental could enable the Funds to respond more quickly to changes in financial markets.

                                  PROPOSAL 9E

          AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
            CONCERNING UNDERWRITING THE SECURITIES OF OTHER ISSUERS

CURRENT:                                          PROPOSED:
No Fund may underwrite the securities of          FUNDAMENTAL RESTRICTION
  other issuers.                                  No Fund may underwrite securities issued by
                                                  others, except to the extent that the Fund
                                                  may be considered an underwriter within the
                                                  meaning of the Securities Act of 1933 in the
                                                  disposition of restricted securities.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed fundamental restriction is substantively the same as the current fundamental restriction, except that there is a clarification of its application with respect to restricted securities. Since the definition of an underwriter, under the Securities Act of 1933 (the "1933 Act"), includes "any person who has purchased from an issuer with a view to . . . distribution" and any person who "participates . . . in any such undertaking," it had historically been unclear whether purchasers in certain private placements might be deemed underwriters, even though such transactions do not involve a "public offering" and are therefore exempt from registration. The promulgation of Rules 144 and 144A under the 1933 Act provide the sellers of privately placed (restricted) securities with exemptions from characterization as underwriters under certain circumstances. However, to the extent that a Fund may sell restricted securities in a transaction which is not covered by Rule 144 or Rule 144A, the proposed amendment would clarify that the Fund would not be prohibited from doing so merely because it may technically be deemed to be an underwriter as to the restricted securities involved in the transaction.

                                  PROPOSAL 9F

         AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                           CONCERNING DIVERSIFICATION

CURRENT:                                          PROPOSED:
     For the Balanced, Diversified Stock, Growth, Intermediate Income, Investment Quality
  Bond, Limited Term Income, Ohio Regional Stock, Special Value, Stock Index and Value Funds:
No Fund may purchase securities of an issuer,     FUNDAMENTAL RESTRICTION
  other than securities issued or guaranteed      With respect to 75% of a Fund's total
by the U.S. government or any of its agencies     assets, the Fund may not purchase the
or instrumentalities if, immediately after        securities of any issuer (other than
such purchase, more than 5% of the value of       securities issued or guaranteed by the U.S.
the Fund's total assets would be invested in      government or any of its agencies or instru-
such issuer, except that up to 25% of the         mentalities) if, as a result, (a) more than
Fund's assets may be invested without regard      5% of the Fund's total assets would be
to such 5% limitation.                            invested in the securities of that issuer,
                                                  or (b) the Fund would hold more than 10% of
                                                  the outstanding voting securities of that
                                                  issuer.
     For the Prime Obligations Fund:
The Fund will not purchase securities of any      FUNDAMENTAL RESTRICTION
  one issuer, other than obligations issued       With respect to 75% of a Fund's total
or guaranteed by the U.S. Government or its       assets, the Fund may not purchase the
agencies or instrumentalities, if,                securities of any issuer (other than
immediately after such purchase, more than 5%     securities issued or guaranteed by the U.S.
of the value of the Fund's total assets would     government or any of its agencies or instru-
be invested in such issuer, except that 25%       mentalities) if, as a result, (a) more than
or less of the value of the Fund's total          5% of the Fund's total assets would be
assets may be invested without regard to such     invested in the securities of that issuer,
5% limitation. The Fund will not purchase         or (b) the Fund would hold more than 10% of
more than 10% of the outstanding voting           the outstanding voting securities of that
securities of any one issuer. There is no         issuer.
limit to the percentage of assets that may be     However, as a money market fund, this Fund
invested in U.S. Treasury bills, notes, or        is currently subject to provisions of Rule
other obligations issued or guaranteed by the     2a-7 under the 1940 Act which generally
U.S. Government or its agencies or                limit investments in the securities of any
instrumentalities.                                issuer to 5% of the Fund's total assets.
     For the International Growth Fund:
The Fund will not purchase securities of any      FUNDAMENTAL RESTRICTION
  one issuer if, immediately after such           With respect to 75% of a Fund's total
purchase, (a) more than 5% of the value of        assets, the Fund may not purchase the
the Fund's total assets would be invested in      securities of any issuer (other than
such issuer, or (b) the Fund would hold more      securities issued or guaranteed by the U.S.
than 10% of the outstanding voting securities     government or any of its agencies or instru-
of the issuer, except that up to 25% of the       mentalities) if, as a result, (a) more than
value of the Fund's total assets may be           5% of the Fund's total assets would be
invested without regard to such limitations.      invested in the securities of that issuer,
There is no limit to the percentage of assets     or (b) the Fund would hold more than 10% of
that may be invested in U.S. Treasury bills,      the outstanding voting securities of that
notes, or other obligations issued or             issuer.
guaranteed by the U.S. Government or its
agencies or instrumentalities.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment would clarify, for these Funds, that the Restriction involving a 10% limitation on investments in any issuer is a limitation based upon the outstanding voting securities of the issuer and would not be applicable outside the diversification requirements which are applicable only to 75% of a Fund's assets. This restatement of the Restriction would clarify and help standardize the Restriction and provide additional flexibility for the investment of the Fund's assets.

                                  PROPOSAL 9G

         AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING CONCENTRATION OF INVESTMENT

                  CURRENT:                                         PROPOSED:
     For the Balanced, Diversified Stock, Growth, Intermediate Income, Investment Quality
  Bond, Limited Term Income, Ohio Regional Stock, Special Value, Stock Index and Value Funds:
No Fund may purchase any security which would     FUNDAMENTAL RESTRICTION
cause 25% or more of the Fund's total assets,     No Fund may purchase the securities of any
  at the time of purchase, to be invested in      issuer (other than securities issued or
the securities of one or more issuers             guaranteed by the U.S. Government or any of
conducting their principal business               its agencies or instrumentalities, or
activities in the same industry.                  repurchase agreements secured thereby) if,
                                                  as a result, more than 25% of the Fund's
                                                  total assets would be invested in the
                                                  securities of companies whose principal
                                                  business activities are in the same
                                                  industry. In the utilities category, the
                                                  industry shall be determined according to
                                                  the service provided. For example, gas,
                                                  electric, water and telephone will be
                                                  considered as separate industries.
     For the International Growth Fund:
The Fund may not purchase any securities          FUNDAMENTAL RESTRICTION
  which would cause 25% or more of the value      No Fund may purchase the securities of any
of the Fund's total assets, at the time of        issuer (other than securities issued or
purchase, to be invested in securities of one     guaranteed by the U.S. Government or any of
or more issuers conducting their principal        its agencies or instrumentalities, or
business activities in the same industry;         repurchase agreements secured thereby) if,
provided that there is no limitation with         as a result, more than 25% of the Fund's
respect to obligations issued or guaranteed       total assets would be invested in the
by the U.S. Government or its agencies or         securities of companies whose principal
instrumentalities and repurchase agreements       business activities are in the same
secured by obligations of the U.S. Government     industry. In the utilities category, the
or its agencies or instrumentalities.             industry shall be determined according to
                                                  the service provided. For example, gas,
                                                  electric, water and telephone will be
                                                  considered as separate industries.

                  CURRENT:                                         PROPOSED:
     For the Prime Obligations Fund:
The Fund may not purchase any securities          FUNDAMENTAL RESTRICTION
  which would cause 25% or more of the value      No Fund may purchase the securities of any
of the Fund's total assets, at the time of        issuer (other than securities issued or
purchase, to be invested in securities of one     guaranteed by the U.S. government or any of
or more issuers conducting their principal        its agencies or instrumentalities, or
business activities in the same industry;         repurchase agreements secured thereby) if,
provided that (a) there is no limitation with     as a result, more than 25% of the Fund's
respect to obligations issued or guaranteed       total assets would be invested in the
by the U.S. Government or its agencies or         securities of companies whose principal
instrumentalities, domestic bank certificates     business activities are in the same
of deposit or bankers' acceptances, and           industry. Notwithstanding the foregoing,
repurchase agreements secured by bank             there is no limitation with respect to
instruments or obligations of the U.S.            certificates of deposit and bankers'
Government or its agencies or                     acceptances issued by domestic banks, or
instrumentalities; (b) wholly owned finance       repurchase agreements secured thereby. In
companies will be considered to be in the         the utilities category, the industry shall
industries of their parents if their              be determined according to the service
activities are primarily related to financing     provided. For example, gas, electric, water
the activities of their parents; and (c)          and telephone will be considered as separate
utilities will be divided according to their      industries.
services. For example, gas, gas transmission,
electric and gas, electric, and telephone
will each be considered a separate industry.
     For the Tax-Free Money Market Fund:
The Fund may not purchase any securities          FUNDAMENTAL RESTRICTION
  which would cause 25% or more of the value      No Fund may purchase the securities of any
of the Fund's total assets, at the time of        issuer (other than securities issued or
purchase, to be invested in securities of one     guaranteed by the U.S. government or any of
or more issuers conducting their principal        its agencies or instrumentalities, or
business activities in the same industry;         repurchase agreements secured thereby) if,
provided that this limitation shall not apply     as a result, more than 25% of the Fund's
to Municipal Securities or governmental           total assets would be invested in the
guarantees of Municipal Securities; and           securities of companies whose principal
provided, further, that for the purpose of        business activities are in the same
this limitation only, industrial development      industry; provided that this limitation
bonds that are backed only by the assets and      shall not apply to Municipal Securities or
revenues of a non-governmental user shall not     governmental guarantees of Municipal
be deemed to be Municipal Securities.             Securities; but for these purposes only,
                                                  industrial development bonds that are backed
                                                  by the assets and revenues of a non-
                                                  governmental user shall not be deemed to be
                                                  Municipal Securities. Notwithstanding the
                                                  foregoing, there is no limitation with
                                                  respect to certificates of deposit and
                                                  bankers' acceptances issued by domestic
                                                  banks, or repurchase agreements secured
                                                  thereby. In the utilities category, the
                                                  industry shall be determined according to
                                                  the service provided. For example, gas,
                                                  electric, water and telephone will be
                                                  considered as separate industries.

                  CURRENT:                                         PROPOSED:
     For the Ohio Municipal Bond Fund:
The Fund may not purchase any securities          FUNDAMENTAL RESTRICTION
  which would cause 25% or more of the value      The Fund may not purchase the securities of
of the Fund's total assets, at the time of        any issuer (other than securities issued or
purchase, to be invested in securities of one     guaranteed by the U.S. government or any of
or more issuers conducting their principal        its agencies or instrumentalities, or
business activities in the same industry. In      repurchase agreements secured thereby) if,
the utilities category, gas, electric, water      as a result, more than 25% of the Fund's
and telephone companies will be considered as     total assets would be invested in the
separate industries.                              securities of companies whose principal
                                                  business activities are in the same
                                                  industry; provided that this limitation
                                                  shall not apply to Municipal Securities or
                                                  governmental guarantees of Municipal
                                                  Securities; but for these purposes only,
                                                  industrial development bonds that are backed
                                                  only by the assets and revenues of a non-
                                                  governmental user shall not be deemed to be
                                                  Municipal Securities. In the utilities
                                                  category, the industry shall be determined
                                                  according to the service provided. For
                                                  example, gas, electric, water and telephone
                                                  will be considered as separate industries.

     EXPLANATION OF THE PROPOSED CHANGES: The proposed changes would clarify the exclusion of government securities from the 25% restriction on investments concentrated in the same industry and standardize the Restrictions among the Funds.

                                  PROPOSAL 9H

               AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
              RESTRICTIONS CONCERNING COMMODITIES AND REAL ESTATE

                  CURRENT:                                         PROPOSED:
---------------------------------------------     --------------------------------------------
     For all Funds other than the Growth, Balanced, Value, Special Value and U.S. Governmental
  Obligations Funds:
No Fund may purchase or sell commodities,         FUNDAMENTAL RESTRICTION -- COMMODITIES
  commodity contracts (including futures          No Fund may purchase or sell physical
contracts), direct participation in oil, gas,     commodities unless acquired as a result of
or mineral exploration or development             ownership of securities or other instruments
programs, or real estate . . . (investments       (but this shall not prevent a Fund from
by [the] Fund in securities backed by mort-       purchasing or selling options and futures
gages on real estate or in marketable             contracts or from investing in securities or
securities of companies engaged in such           other instruments backed by physical
activities are not hereby precluded).             commodities).
                                                  FUNDAMENTAL RESTRICTION -- REAL ESTATE
                                                  No Fund may purchase or sell real estate
                                                  unless acquired as a result of ownership of
                                                  securities or other instruments (but this
                                                  shall not prevent a Fund from investing in
                                                  securities or other instruments backed by
                                                  real estate or securities of companies
                                                  engaged in the real estate business).
                                                  Investments by a Fund in securities backed
                                                  by mortgages on real estate or in marketable
                                                  securities of companies engaged in such
                                                  activities are not hereby precluded.
     For the Growth, Balanced, Value and Special Value Funds:
No Fund may purchase or sell commodities,         FUNDAMENTAL RESTRICTION -- COMMODITIES
  commodity contracts (including futures          No Fund may purchase or sell physical
contracts), direct participation in oil, gas,     commodities unless acquired as a result of
or mineral exploration or development             ownership of securities or other
programs, or real estate, except that the         instruments.
[Funds] may purchase futures consistent with      FUNDAMENTAL RESTRICTION -- REAL ESTATE
their respective investment objective and         No Fund may purchase or sell real estate
policies . . . (investments by [a] Fund in        unless acquired as a result of ownership of
securities backed by mortgages on real estate     securities or other instruments (but this
or in marketable securities of companies          shall not prevent a Fund from investing in
engaged in such activities are not hereby         securities or other instruments backed by
precluded.)                                       real estate or securities of companies
                                                  engaged in the real estate business).
                                                  Investments by a fund in securities backed
                                                  by mortgages on real estate or in marketable
                                                  securities of companies engaged in such
                                                  activities are not hereby precluded.

                  CURRENT:                                         PROPOSED:
---------------------------------------------     --------------------------------------------
     For the U.S. Government Obligations Fund:
The Fund may not purchase or sell                 FUNDAMENTAL RESTRICTION -- COMMODITIES
  commodities, commodity contracts (including     The Fund may not purchase or sell physical
futures contracts), direct participation in       commodities unless acquired as a result of
oil, gas, or mineral exploration or               ownership of securities or other
development programs, or real estate.             instruments.
                                                  FUNDAMENTAL RESTRICTION -- REAL ESTATE
                                                  The Fund may not purchase or sell real
                                                  estate unless acquired as a result of
                                                  ownership of securities or other
                                                  instruments.

     EXPLANATION OF THE PROPOSED CHANGES: The proposed changes modernize and clarify the application of the Restrictions pertaining to commodities and real estate, and to a large extent would standardize the Restrictions applicable to each of the respective Funds.

     The Restriction pertaining to commodities would permit investments in futures. Since these Funds have no current intention of investing in futures, this would only be changed so that there would be flexibility to use futures at some later point in time.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. These Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. None of the Funds will enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the respective Fund's total assets. In addition, none of the Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the respective Fund's total assets. In addition to these margin restrictions, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a fund has a long position in a futures contract, it may be required to establish a segregated account containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. Utilization of futures transactions by a Fund does involve the risk of imperfect correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged, and it is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     The Restriction pertaining to direct participation in oil, gas or mineral development programs is proposed to be reclassified as non-fundamental so that it may be changed without shareholder approval. This would have no immediate effect on a Fund's investment program, since each Fund will continue to be subject to a similar non-fundamental investment restriction. So long as any Fund's shares are registered under the securities laws of the State of Texas and such restrictions are required as a consequence of such registration, the Fund is subject to the following non-fundamental policy:

         "The Company has represented to the Texas State Securities Board, on behalf of the investment portfolios of The Victory Portfolios registered in that state, that those investment portfolios will not invest in oil, gas or mineral leases or purchase or sell real property (including limited partnership interests, but excluding readily marketable securities of companies which invest in real estate)."

     INTRODUCTION TO PROPOSALS 9I-K. Proposals 9i-k are applicable to the Diversified Stock, International Growth, Limited Term Income, Ohio Municipal Bond, Ohio Regional Stock, Prime Obligations, Tax-Free Money Market and U.S. Government Obligations Funds, as it is only these Funds which currently have the Restrictions set forth below in each of these Proposals:

                                  PROPOSAL 9I

         AMENDMENT OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION
              CONCERNING INVESTMENTS IN OTHER INVESTMENT COMPANIES

CURRENT:                                          PROPOSED:
No Fund may own more than 3% of the voting        NON-FUNDAMENTAL RESTRICTION
securities of any one investment company,         Each Fund may invest up to 5% of its total
  invest more than 5% of its assets in the        assets in the securities of any one
securities of any one investment company or       investment company, but may not own more
invest more than 10% of its assets in             than 3% of the securities of any one
securities issued by investment companies.        investment company or invest more than 10%
                                                  of its total assets in the securities of
                                                  other investment companies. Pursuant to an
                                                  exemptive order received by The Victory
                                                  Portfolios from the SEC, the Funds may
                                                  invest in the Money Market Funds of The
                                                  Victory Portfolios. With respect to any such
                                                  investment, fees are waived to the extent
                                                  required under State requirements. For
                                                  example, a Texas undertaking currently
                                                  requires a disclosure that advisory fees
                                                  pertaining to any such investments will be
                                                  waived by Society.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment to restate this policy and reclassify it as non-fundamental would modernize and clarify the Restriction on investments in other investment companies by giving the Funds the broadest possible freedom to make such investments consistent with the provisions of the 1940 Act. The proposed non-fundamental policy also takes into account the fact that the Funds have obtained exemptive relief to allow investments in affiliated money market funds. An undertaking made to a state securities regulator currently requires that Society waive its investment advisory fee from the Funds on all assets invested in other investment companies.

                                  PROPOSAL 9J

                 RECLASSIFICATION OF CERTAIN FUNDS' FUNDAMENTAL
                 INVESTMENT RESTRICTION REGARDING SECURITIES IN
                         WHICH AFFILIATES HAVE INVESTED

CURRENT:                                          PROPOSED:
No Fund will purchase or retain securities of     NON-FUNDAMENTAL RESTRICTION
  any issuer if the Trustees of The Victory       This Restriction would be made
Portfolios or the officers or directors of        non-fundamental.
its investment adviser owning beneficially
more than one-half of 1% of the securities of
such issuer together own beneficially more
than 5% of such securities.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this Restriction as non-fundamental would give the Funds additional flexibility and remove an impediment which could be detrimental to the Funds' ability to take advantage of certain investments in which certain affiliated persons may have invested, to the extent that the investment would not otherwise be prohibited by applicable provisions of the 1940 Act.

                                  PROPOSAL 9K

                 RECLASSIFICATION OF CERTAIN FUNDS' FUNDAMENTAL
                        INVESTMENT RESTRICTION REGARDING
                        SECURITIES OF UNSEASONED ISSUERS

CURRENT:                                          PROPOSED:
No Fund may invest more than 10% of its total     NON-FUNDAMENTAL RESTRICTION
assets in the securities of issuers which         This Restriction would be made
  together with any predecessors have a           non-fundamental.
record of less than three years of continuous
operation.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this Restriction as non-fundamental would give the Funds additional flexibility and remove a restriction which could be detrimental to the Funds' having the ability to take advantage of certain investments which a Fund's investment adviser might deem to be desirable or advantageous.

                                  PROPOSAL 9L

                    AMENDMENT OF CERTAIN FUNDS' FUNDAMENTAL
                  INVESTMENT RESTRICTION REGARDING INVESTMENTS
                     IN RESTRICTED AND ILLIQUID SECURITIES

     This Proposal 9l is applicable to the International Growth, Ohio Municipal Bond, Prime Obligations, Tax-Free Money Market and U.S. Government Obligations Funds, as it is only these Funds which currently have a Restriction within this category. The terms of the current Restrictions of these Funds vary somewhat, as indicated below:

                  CURRENT:                                         PROPOSED:
     For the Prime Obligations, Tax-Free Money Market and U.S. Government Obligations Funds:
The Fund may not enter into repurchase            NON-FUNDAMENTAL RESTRICTION
agreements with maturities in excess of seven     The Fund will not invest more than 10% of
  days if such investment, together with          its net assets in illiquid securities.
other instruments in the fund which are not
readily marketable, exceeds 10% of the Fund's
total assets.
     For the International Growth Fund:
The Fund may not enter into repurchase            NON-FUNDAMENTAL RESTRICTION
agreements with maturities in excess of seven     The Fund will not invest more than 15% of
  days if such investment, together with          its net assets in illiquid securities.
other instruments in the Fund, including
over-the-counter hedging transactions and
securities subject to legal or contractual
restrictions for which market quotes are not
readily available, exceeds more than 15% of
the Fund's total assets.
     For the Ohio Municipal Bond Fund:
The Fund may not invest (except with respect      NON-FUNDAMENTAL RESTRICTION
  to variable or floating rate notes subject      The Fund will not invest more than 15% of
to a seven-day or less demand feature) more       its net assets in illiquid securities.
than 15% of its total assets in securities
subject to legal or contractual restrictions
[or] for which market quotes are not readily
available, including repurchase agreements
providing for settlement more than seven days
after notice. Variable and floating rate
notes are described in the Fund's Prospectus.

     EXPLANATION OF THE PROPOSED CHANGES: Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Each Fund's investment adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The proposed changes would standardize, among all Funds within the same category (i.e., all Money Market Funds and all non-Money Market Funds), the applicable investment restriction, and would remove from all of the descriptions certain interpretations of what may constitute illiquid securities. By doing this, each Fund would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security under SEC releases and other relevant authority. The defundamentalization of these restrictions would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future.

                                  PROPOSAL 9M

                    RECLASSIFICATION OF CERTAIN FUNDAMENTAL
           INVESTMENT RESTRICTIONS OF THE TAX-FREE MONEY MARKET FUND
                         CONCERNING THE USE OF OPTIONS

     For the Tax-Free Money-Market Fund only:

CURRENT:                                          PROPOSED:
The Fund may not acquire a put if,                NON-FUNDAMENTAL RESTRICTION
  immediately after such acquisition, more        The Fund may not acquire an over the counter
than 5% of the total amortized cost value of      put if, immediately after such acquisition,
the Fund's assets would be subject to puts        more than 5% of the value of the Fund's
from the same institution except that (i) up      total assets would be subject to over the
to 25% of the value of the Fund's total           counter puts from the same institution
assets may be subject to puts without regard      except that (i) up to 25% of the value of
to such 5% limitation and (ii) the 5%             the Fund's total assets may be subject to
limitation is inapplicable to puts that, by       puts without regard to such 5% limitation
their terms, would be readily exercisable in      and (ii) the 5% limitation is inapplicable
the event of a default in payment of              to puts that, by their terms, would be
principal or interest on the underlying           readily exercisable in the event of a
securities. In applying the above-described       default in payment of principal or interest
limitation, the Fund will aggregate               on the underlying securities. In applying
securities subject to puts from any one           the above- described limitation, the Fund
institution with the Fund's investments, if       will aggregate securities subject to over
any, in securities issued or guaranteed by        the counter puts from any one institution
that institution. In addition, for the            with the Fund's investments, if any, in
purpose of this investment restriction and        securities issued or guaranteed by that
the investment restriction below, a put will      institution.
be considered to be from the party to whom
the Fund will look for payment of the
exercise price.
The Fund may not acquire a put that, by its       NON-FUNDAMENTAL RESTRICTION
  terms, would be readily exercisable in the      The Fund may not acquire an over the counter
event of a default in payment of principal or     put that, by its terms, would be readily
interest on the underlying security or            exercisable in the event of a default in
securities if, immediately after that             payment of principal or interest on the
acquisition, the amortized cost value of the      underlying security or securities if,
security or securities underlying that put,       immediately after that acquisition, the
when aggregated with the amortized cost value     value of the security or securities
of any other securities issued or guaranteed      underlying that put, when aggregated with
by the issuer of the put, would exceed 10% of     the value of any other securities issued or
the total amortized cost value of the Fund's      guaranteed by the issuer of the put, would
total assets.                                     exceed 10% of the value of the Fund's total
                                                  assets.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of these Restrictions as non-fundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments changes at some time in the future. The terms of these Restrictions are consistent with general restrictions applicable to money market funds, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Fund is anticipated by the proposed reclassification.

                                  PROPOSAL 9N

            RECLASSIFICATION OF A FUNDAMENTAL INVESTMENT RESTRICTION
                 OF CERTAIN FUNDS CONCERNING THE USE OF OPTIONS

     For the Diversified Stock, Limited Term Income, Ohio Municipal Bond, Ohio Regional Stock and Tax-Free Money-Market Funds:

CURRENT:                                          PROPOSED:
The Fund may not write or sell puts,              NON-FUNDAMENTAL RESTRICTION
  straddles, spreads or combinations thereof      This Restriction would be made
(except that each of the Tax-Free Money           non-fundamental.
Market Fund and the Ohio Municipal Bond Fund
may acquire puts with respect to Municipal
Securities and Ohio Tax-Exempt Obligations,
respectively, in its respective portfolios
and sell those puts in conjunction with a
sale of such Municipal Securities or Ohio
Tax-Exempt Obligations).

     EXPLANATION OF THE PROPOSED CHANGE: There is no current intention to write or sell puts, straddles, spreads or combinations thereof. The proposed reclassification of this Restriction as non-fundamental would avoid the delay and expense of a shareholder vote in the event that the investment considerations or permissible guidelines for such investments changes at some time in the future. In the event of such a change, appropriate disclosure will be added to the Funds' Prospectuses and Statements of Additional Information.

                                  PROPOSAL 9O

        AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE U.S.
                   GOVERNMENT OBLIGATIONS FUND CONCERNING THE
                PERMISSIBLE INVESTMENTS IN GOVERNMENT SECURITIES

     For the U.S. Government Obligations Fund:

CURRENT:                                          PROPOSED:
The Fund may not purchase securities other        FUNDAMENTAL RESTRICTION
  than U.S. Treasury bills, notes, and other      The Fund may not purchase securities other
obligations issued or guaranteed by the U.S.      than U.S. Treasury bills, notes, and other
Government or its agencies or                     obligations issued or guaranteed by the U.S.
instrumentalities, some of which may be           Government or its agencies or
subject to repurchase agreements.                 instrumentalities whose obligations are
                                                  backed by the full faith and credit of the
                                                  U.S. Treasury, some of which may be subject
                                                  to repurchase agreements.

     EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment of this Restriction clarifies that as a matter of fundamental policy, the Fund may not invest in any government securities which are not guaranteed as to payment by the U.S. Treasury.

                                  PROPOSAL 9P

                CHANGE OF THE OHIO MUNICIPAL BOND FUND'S STATUS
             FROM DIVERSIFIED TO NONDIVERSIFIED UNDER THE 1940 ACT

     For the Ohio Municipal Bond Fund:

     The Ohio Municipal Bond Fund is currently classified as a "diversified" fund under the provisions of the 1940 Act. Under the 1940 Act, a "diversified" fund is defined to mean one which meets the following requirements:

         At least 75 percentum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percentum of the value of the total assets of the fund and to not more than 10 percentum of the outstanding voting securities of such issuer.

     The 1940 Act provides that a fund may not change its status from a diversified to a nondiversified fund without the requisite approval from the Fund's shareholders. The Board is hereby proposing that the shareholders of the Ohio Municipal Bond Fund approve of this change with respect to such Fund.

REASONS FOR THE PROPOSED CHANGE:

     Currently, with respect to 75% of the Fund's assets, no more than 5% of the Fund's assets may be invested in one issuer. With respect to municipal securities, the issuers consist of either a particular state (for a general obligations bond or note) or the particular facility which backs the payment obligation under a revenue bond. At certain times, the Fund may wish to take advantage of certain favorable investments of any such issuer, involving more than 5% of the Fund's assets. This would help provide additional flexibility for the investment of the Fund's assets.

     This Proposal relates only to the Fund's status under, and the related requirement of, the 1940 Act. If this proposal is approved, the Fund would still be subject to certain asset diversification requirements (as well as other requirements) under Subchapter M under the Internal Revenue Code. These requirements apply because the Fund has elected to be taxed as a "regulated investment company," and receive the benefits provided to such entities under Subchapter M. One such benefit is "flow-through tax treatment" -- in other words, that income and gains received by the Fund are not taxed to the Fund, but are taxed to shareholders when distributed by the Fund. The asset diversification requirements under Subchapter M are similar to the requirements for a "diversified" status under the 1940 Act, except that the Subchapter M diversification requirements limiting investments in the same issuer to no more than 5% of a fund's assets and to 10% of the issuer's voting securities are applicable only with respect to 50% (rather than 75% of the total assets of the Fund).

ADDITIONAL INFORMATION REGARDING PROPOSALS 9A-P

     Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of a Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition (see Proposal 9l) due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

     If any of Proposals 9a-p are not approved by shareholders, the current Restriction will remain unchanged. Each of the above Proposals to change a Fund's Restriction requires the approval of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act.

     FOR THE REASONS INDICATED ABOVE, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE PROPOSED CHANGES TO THE FUNDS' RESTRICTIONS SET FORTH IN PROPOSALS 9A-P ABOVE.

                               OTHER INFORMATION

     The Fund's present administrator is CHC. The following are officers of the Company who may be deemed to have an interest in CHC by virtue of their status as employees and/or executive officers of CHC:

                                                            POSITION WITH          OFFICER OF THE
                            NAME                             THE COMPANY     AGE   COMPANY SINCE
    -----------------------------------------------------  ----------------  ---   --------------
    William B. Blundin...................................  Vice President    57         1995
    J. David Huber.......................................  Vice President    49         1988
    Scott A. Englehart...................................  Secretary         33         1993
    George O. Martinez...................................  Asst. Treasurer   36         1995
    Martin R. Dean.......................................  Treasurer         31         1995
    Adrian Waters........................................  Asst. Treasurer   32         1995

                       VOTING INFORMATION AND DISCRETION
                        OF ATTORNEYS NAMED IN THE PROXY

     While the Meeting is called to act upon the Proposals set forth in this proxy statement as well as any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting and this proxy statement. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

     If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of a Proposal in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. A vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     As of the Record Date, the Company believed that Key Trust and its affiliates were shareholders of record of the following outstanding Shares of the following Funds:

                               NAME OF FUND                               SHARES
        -----------------------------------------------------------  -----------------
        Institutional Money Market Fund............................    501,967,823.010
        Tax-Free Money Market Fund.................................    276,453,690.900
        Limited Term Income Fund...................................     16,966,613.881
        Government Mortgage Fund...................................     12,564,984.309
        Intermediate Income Fund...................................     16,668,409.715
        Investment Quality Bond Fund...............................     12,601,879.556
        Financial Reserves Fund....................................    724,320,179.150
        Ohio Municipal Money Market Fund...........................    411,895,944.260
        Balanced Fund..............................................     18,270,284.913
        Stock Index Fund...........................................     12,585,502.210
        Diversified Stock Fund.....................................     29,524,090.892
        Growth Fund................................................      8,720,509.827
        Special Value Fund.........................................     15,818,464.485

                               NAME OF FUND                               SHARES
        -----------------------------------------------------------  -----------------
        Value Fund.................................................     24,865,009.482
        Special Growth Fund........................................      4,565,169.105
        Ohio Regional Stock Fund...................................      2,406,582.347
        International Growth Fund..................................      8,514,692.054
        U.S. Government Obligations Fund...........................    759,582,712.150
        Prime Obligations Fund.....................................    130,062,426.120
        New York Tax-Free Fund.....................................        425,723.834
        National Muni Bond Fund....................................        742,188.579
        Government Bond Fund.......................................      2,725,872.318
        Fund for Income............................................        182,631.000
        Ohio Municipal Bond Fund...................................      5,278,977.877
                                                                     -----------------
                  Total............................................  2,997,710,361.997

     As of the Record Date, Key Trust and its affiliates were believed to possess voting power with respect to the following percentages of the outstanding Shares, in view of which such Shares could be deemed to be beneficially owned by Key Trust and its affiliates as of such date:

                           VICTORY FUND                      % OF OUTSTANDING SHARES
        --------------------------------------------------  --------------------------
        Prime Obligations Fund............................              6.79%
        Ohio Municipal Money Market Fund..................             13.14%
        Tax-Free Money Market Fund........................             36.92%
        Institutional Money Market Fund...................             42.18%
        Financial Reserves Fund...........................             44.66%
        U.S. Government Obligations Fund..................             48.51%
        Government Bond Fund (Class A)....................             88.62%
        Fund For Income...................................              0.69%
        Limited Term Income Fund..........................             95.01%
        Government Mortgage Fund..........................             85.91%
        Intermediate Income Fund..........................             91.65%
        Investment Quality Bond Fund......................             92.34%
        National Municipal Bond Fund (Class A)............             40.43%
        New York Tax-Free Fund (Class A)..................              8.15%
        Ohio Municipal Bond Fund..........................             77.11%
        Stock Index Fund..................................             80.87%
        Value Fund........................................             96.26%
        Growth Fund.......................................             94.42%
        Special Growth Fund...............................             94.26%
        Balanced Fund.....................................             85.31%
        Diversified Stock Fund............................             85.68%
        Ohio Regional Stock Fund..........................             78.59%
        Special Value Fund................................             91.30%
        International Growth Fund.........................             87.61%

However, Key Trust and its affiliates have advised the Company that Key Trust and its affiliates intend to vote any Shares over which they have voting power at the Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including Key Trust and its affiliate's customers who furnish voting instructions). As of the Record Date, the Company believed that the following persons beneficially owned more than 5% of a class of Shares of the Funds:

                                                                                           PERCENTAGE
                                                                                          OF SHARES OF
      NAME OF VICTORY FUND                                                                   CLASS
     (AND CLASS OF SHARES)                NAME AND ADDRESS              NO. OF SHARES     OUTSTANDING
--------------------------------  ---------------------------------    ---------------    ------------
Ohio Municipal Money
  Market Fund...................  Kevan Millstein                        25,528,057.09        5.00%
                                  Norman Millstein
                                  37040 Cedar Road
                                  Cleveland, OH 44122
Institutional Money Market Fund
  (Service Class)...............  Murphy Realty Co., Inc.                 1,000,574.08       24.13%
                                  Attn: Peter Murphy
                                  20 Hastings St.
                                  St. Johnsburg, VT 05819
Institutional Money Market Fund
  (Service Class)...............  Shelter Components Corp.                3,000,000.00       72.35%
                                  27217 Country Road 6
                                  Elkhart, IN 46514-5601
Institutional Money Market Fund
  (Institutional Class).........  Centerior Energy Retirement Plan       36,943,447.23        7.27%
                                  Centerior Energy
                                  6200 Oak Tree Blvd.
                                  Independence, OH 44131
Institutional Money Market Fund
  (Institutional Class).........  KeyCorp 401(k) Plan                    81,753,764.34       16.09%
                                  127 Public Square
                                  Cleveland, OH 44114
Limited Term Income Fund........  Aultman Health Services                 1,613,132.86        9.41%
                                  2600 Sixth Street SW
                                  Canton, OH 44710
Limited Term Income Fund........  KeyCorp 401(k) Plan Bond Fund           7,835,086.69       45.70%
                                  127 Public Square
                                  Cleveland, OH 44114
U.S. Government Obligations
  Fund..........................  Marion Merrell Dow, Inc.               46,376,960.19        5.10%
                                  9300 Ward Parkway
                                  Kansas City, MO 64114-0480
Value Fund......................  KeyCorp 401(k) Plan Equity Fund        12,193,608.24       49.05%
                                  127 Public Square
                                  Cleveland, OH 44114
Stock Index Fund................  Eaton SPIP Victory Stock Index            848,848.74        6.75%
                                  Eaton Corporation
                                  Eaton Center
                                  Cleveland, OH 44114
Special Value Fund..............  KeyCorp Cash Balance Mutual             1,980,984.85       12.49%
                                  Equity Fund
                                  127 Public Square
                                  Cleveland, OH 44114
Special Growth Fund.............  KeyCorp Cash Balance Mutual             1,856,580.00       40.65%
                                  Equity Fund
                                  127 Public Square
                                  Cleveland, OH 44114
Special Growth Fund.............  La-Z-Boy Chair Company                    229,887.79        5.03%
                                  1284 North Telegraph Road
                                  Monroe, MI 48161-3390

                                                                                           PERCENTAGE
                                                                                          OF SHARES OF
      NAME OF VICTORY FUND                                                                   CLASS
     (AND CLASS OF SHARES)                NAME AND ADDRESS              NO. OF SHARES     OUTSTANDING
--------------------------------  ---------------------------------    ---------------    ------------
International Growth Fund.......  KeyCorp Cash Pen. International           729,941.05        8.45%
                                  127 Public Square
                                  Cleveland, OH 44114
Growth Fund.....................  KeyCorp Cash Balance                    2,269,063.51       25.42%
                                  Mutual/Equity Fund
                                  127 Public Square
                                  Cleveland, OH 44114
Balanced Fund...................  KeyCorp Plan Balanced Fund              1,835,152.73       10.04%
                                  127 Public Square
                                  Cleveland, OH 44114
Stock Index Fund................  Northern Trust                            814,133.10        6.47%
                                  Attn: Mutual Funds
                                  P.O. Box 92956
                                  Chicago, IL 60675-2956
Stock Index Fund................  Aultman Hospital                        1,082,050.84        8.61%
                                  2600 6th Street SW
                                  Canton, OH 44710

                        SUBMISSION OF PROPOSALS FOR THE
                          NEXT MEETING OF SHAREHOLDERS

     Under the Current Company's Declaration of Trust and By-Laws (and under the provisions of the proposed Delaware Trust Instrument for the Successor Company), annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Company does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                          BY ORDER OF THE BOARD OF TRUSTEES OF
                                          THE VICTORY PORTFOLIOS
                                          /s/ Scott A. Englehart
                                          SCOTT A. ENGLEHART
                                          Secretary
October 31, 1995

                                   SCHEDULE 1

     The following is a comparison of shareholder voting rights and other aspects of the provisions of the existing Declaration of Trust and Code of Regulations of the Company and the proposed Delaware Trust Instrument and By-laws:

     ISSUE                       CURRENT                                PROPOSED
---------------   -------------------------------------   -------------------------------------
Voting in the
  Aggregate....   All issued and outstanding shares       On any matter submitted to a vote of
                  entitled to vote shall vote in the      the Shareholders, all Shares shall be
                  aggregate on all matters submitted      voted separately by individual
                  unless otherwise required by the 1940   Series, and whenever the Trustees
                  Act or determined by the Trustees to    determine that the matter affects
                  affect only a Series (a Fund).          only certain Series, may be submitted
                                                          for a vote by only such Series,
                                                          except (i) when required by the 1940
                                                          Act, Shares shall be voted in the
                                                          aggregate and not by individual
                                                          Series; and (ii) when the Trustees
                                                          have determined that the matter
                                                          affects the interests of more than
                                                          one Series and that voting by
                                                          Shareholders of all Series would be
                                                          consistent with the 1940 Act, then
                                                          the Shareholders of all such Series
                                                          shall be entitled to vote thereon
                                                          (either by individual Series or by
                                                          Shares voted in the aggregate, as the
                                                          Trustees in their discretion may
                                                          determine). The Trustees may also
                                                          determine that a matter affects only
                                                          the interests of one or more classes
                                                          of Series, in which case (or if
                                                          required under the 1940 Act) such
                                                          matter shall be voted on by such
                                                          class or classes.

     ISSUE                       CURRENT                                PROPOSED
---------------   -------------------------------------   -------------------------------------
Quorum and
  Required
  Vote.........   Majority of shares of each Series       One-third of the Shares outstanding
                  outstanding and entitled to vote, but   and entitled to vote in person or by
                  (i) if only actions to be voted on at   proxy as of the record date for a
                  a meeting are required by the 1940      Shareholders' meeting shall be a
                  Act to be voted on by all outstanding   quorum for the transaction of
                  shares of all Series entitled to vote   business at such Shareholders'
                  thereon, a quorum is a majority of      meeting, except that where any
                  shares, without regard to Series,       provision of law or of this Trust
                  entitled to vote thereon; (ii) if the   Instrument permits or requires that
                  only actions to be voted on at a        holders of any Series shall vote as a
                  meeting have been determined by the     Series (or that holders of a class
                  Board to require voting by Series, a    shall vote as a class), then
                  quorum is a majority of the             one-third of the aggregate number of
                  outstanding shares of the affected      Shares of that Series (or that class)
                  Series. Majority of shares voted        entitled to vote shall be necessary
                  decides any question and a plurality    to constitute a quorum for the
                  elects Trustees, except that when a     transaction of business by that
                  provision of law or the Declaration     Series (or that class). Except when a
                  of Trust requires voting by Series on   larger vote is required by law or by
                  any matter, then the vote of a          any provision of this Trust
                  majority of outstanding shares of       Instrument or the Bylaws, a majority
                  that Series decides the matter as far   of the Shares voted in person or by
                  as the Series is concerned.             proxy shall decide any questions and
                                                          a plurality shall elect a Trustee,
                                                          provided that where any provision of
                                                          law or of this Trust Instrument
                                                          permits or requires that the holders
                                                          of any Series shall vote as a Series
                                                          (or that the holders of any class
                                                          shall vote as a class), then a
                                                          majority of the Shares present in
                                                          person or by proxy of that Series (or
                                                          class), voted on the matter in person
                                                          or by proxy shall decide that matter
                                                          insofar as that Series (or class) is
                                                          concerned.
Voting
  Powers.......   Shareholders are entitled to vote on:   The Shareholders shall have power to
                  (i) election or removal of Trustees,    vote only (a) for the election of
                  (ii) with respect to the amendment of   Trustees, (b) for the removal of
                  the Declaration of Trust, (iii) with    Trustees, (c) with respect to any
                  respect to the approval of the          investment advisory agreement, (d)
                  investment advisory agreements          with respect to an amendment of this
                  entered into on behalf of the Trust     Trust Instrument, and (e) with
                  or any series, and with respect to      respect to such additional matters
                  other matters required by law, the      relating to the Trust as may be
                  Declaration of Trust, the By-laws of    required by law, by this Trust
                  the Trust, any other agreement of the   Instrument, or any registration of
                  Trust, or the Trustees, and (iv) to     the Trust with the Commission or any
                  the same extent as the shareholders     State, or as the Trustees may
                  of a Massachusetts corporation.         consider desirable. Notwithstanding
                                                          the foregoing, the Trustees may take
                                                          action without a Shareholder vote if
                                                          (i) the Trustees shall have obtained
                                                          an opinion of counsel that a vote or
                                                          approval of such action by
                                                          Shareholders is not required under
                                                          (A) the 1940 Act or any other
                                                          applicable laws, or (B) any
                                                          registrations, undertakings or
                                                          agreements of the Trust known to such
                                                          counsel, and the taking of such
                                                          action without a Shareholder vote
                                                          would be consistent with the best
                                                          interests of the Shareholders.

     ISSUE                       CURRENT                                PROPOSED
---------------   -------------------------------------   -------------------------------------
Termination of
  Trust........   Requires the vote of a majority of      The Trustees may: (i) sell and convey
                  the outstanding shares of any Series    all or substantially all of the
                  of the Trust to sell or convey the      assets of the Trust or any affected
                  assets of the Series to another trust   Series to another entity that is an
                  or corporation, for an adequate         open end management investment
                  consideration which may include the     company; (ii) enter into a plan of
                  assumption of all outstanding           liquidation in order to terminate and
                  obligations, taxes, and other           liquidate any Series (or class) of
                  liabilities of the Series. Upon         the Trust, or the Trust; or (iii) at
                  making provisions for the payment of    any time sell and convert into money
                  all liabilities, the Trustees shall     all of the assets of the Trust or any
                  distribute the remaining proceeds       affected Series, and, upon making
                  ratably among the holders of the        reasonable provision, in the
                  shares of the Series then               determination of the Trustees, for
                  outstanding. Upon completion of         the payment of all liabilities by
                  distribution, the Trustees may          assumption or otherwise, the Trustees
                  authorize the termination of that       shall distribute the remaining
                  Series.                                 proceeds or assets (as the case may
                                                          be) of each Series (or class) ratably
                                                          among the holders of Shares of the
                                                          affected Series, based upon the ratio
                                                          that each Shareholder's Shares bears
                                                          to the number of Shares of such
                                                          Series (or class) then outstanding.
Notice.........   Written notice must be given to each    Notice shall be sent, by First Class
                  shareholder of record entitled to       Mail or such other means determined
                  vote at least 10 days prior to a        by the Trustees, at least 10 days
                  meeting, unless otherwise provided by   prior to any such meeting.
                  law.
Record Date....   Not more than 50 days prior to the      The Trustees may close the Share
                  date of any meeting or the date fixed   transfer books of the Trust for a
                  for payment of any dividend or the      period not exceeding sixty (60) days
                  date of the allotment of rights of      preceding the date of any meeting of
                  the date when any change of             Shareholders, or the date for the
                  conversion or exchange of Shares        payment of any dividends or other
                  shall go into effect.                   distributions, or the date for the
                                                          allotment of rights, or the date when
                                                          any change or conversion or exchange
                                                          of Shares shall go into effect; or in
                                                          lieu of closing the stock transfer
                                                          books as aforesaid, the Trustees may
                                                          fix in advance a date, not exceeding
                                                          sixty (60) days preceding the date of
                                                          any meeting of Shareholders, or [any
                                                          such other event] as a record date
                                                          for the determination of the
                                                          Shareholders entitled to notice of,
                                                          and to vote at, any such meeting, or
                                                          entitled to receive payment of any
                                                          such dividend or other distribution,
                                                          or to any such allotment of rights,
                                                          or to exercise the rights in respect
                                                          of any such change, conversion or
                                                          exchange of Shares.

                                   SCHEDULE 2

                            BUSINESS MANAGEMENT FEES

     For the Victory Balanced Fund:

NET ASSETS IN MILLIONS                RATE OF FEE*
-----------------------               ------------
       up to $10                           .45%
       next $15                            .30
       next $25                            .20
       above $50                           .15

     For the Victory Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:

NET ASSETS IN MILLIONS                RATE OF FEE*
-----------------------               ------------
       up to $10                           .30%
       next $15                            .15
       next $25                            .05
       above $50                           .00

     For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:

NET ASSETS IN MILLIONS                RATE OF FEE*
-----------------------               ------------
       up to $10                           .55%
       next $15                            .35
       next $25                            .20
       above $50                           .10

     For the Victory Intermediate Income Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free
Fund:

NET ASSETS IN MILLIONS                RATE OF FEE*
-----------------------               ------------
       up to $10                           .25%
       next $15                            .15
       next $25                            .10
       above $50                           .05

     For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:

NET ASSETS IN MILLIONS                RATE OF FEE*
-----------------------               ------------
       up to $10                           .20%
       next $15                            .15
       next $25                            .10
       above $50                           .075

---------------

* As a percentage of average daily net assets. Note, however, that KeyCorp Advisers shall have the right, but not the obligation, to voluntarily waive any portion of the business management fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering business management services by KeyCorp Advisers, and shall be in writing and signed by the parties to the Business Management Agreement.

                                    EXHIBITS

                                                                       EXHIBIT A

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

     AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated
                    , 1995 (the "Agreement"), between The Victory Portfolios, a Massachusetts business trust having an office at 3435 Stelzer Road, Columbus, Ohio 43219-3035 (the "Massachusetts Trust") and The Victory Portfolios, a Delaware business trust having an office at 3435 Stelzer Road, Columbus, Ohio 43219-3035 (the "Delaware Trust").

     WHEREAS, the Board of Trustees of the Massachusetts Trust and the Board of Trustees of the Delaware Trust have determined that it is in the best interests of the Massachusetts Trust and the Delaware Trust, respectively, that the assets of the Massachusetts Trust be acquired by the Delaware Trust pursuant to this Agreement and in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

     WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. PLAN OF EXCHANGE.

          (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Massachusetts Trust shall assign, transfer and convey the assets of each of its series identified on Schedule I hereto (collectively, the "Current Funds" and each individually, a "Current Fund"), including all securities and cash held by each Current Fund (subject to the liabilities of each such Current Fund) to the corresponding series of the Delaware Trust identified on Schedule I hereto (collectively, the "Successor Funds" and each individually, a "Successor Fund"), and each such Successor Fund shall acquire all of the assets of each corresponding Current Fund (subject to the liabilities of each such Current Fund) in exchange for full and fractional shares of beneficial interest of such Successor Fund, no par value per share (the "Fund Shares"), to be issued by the Delaware Trust, having, in the case of each Successor Fund, an aggregate net asset value equal to the value of the net assets of the corresponding Current Fund acquired. The value of the assets of each of the Current Funds and the net asset value per share of the Fund Shares of each of the Successor Funds shall be determined as of the Exchange Date in accordance with the procedures for determining the value of each Current Fund's assets set forth in the Massachusetts Trust's Declaration of Trust and the then-current prospectus and statement of additional information for each Current Fund that forms a part of the Massachusetts Trust's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Delaware Trust shall credit the Fund Shares to the Massachusetts Trust's account on the share record books of the Delaware Trust and shall deliver a confirmation thereof to the Massachusetts Trust. The Massachusetts Trust shall then deliver written instructions to the Delaware Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Current Funds. With respect to any Current Fund that offers more than one class of shares as of the Exchange Date, the exchange transaction described above will involve the delivery of shares of classes relative to the corresponding class of each such Current Fund, respectively. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Current Fund. Notwithstanding anything expressly or by implication set forth herein (but without limiting the rights of the Boards of Trustees of the Massachusetts Trust and Delaware Trust under Section 7 hereof), this Agreement, and the transactions contemplated herein, shall be deemed to apply to each Current Fund as to which the condition precedent set forth in section 6(a) hereof shall have been satisfied and its corresponding Successor Fund, and shall not apply to any Current Fund (or its corresponding Successor Fund) as to which such condition precedent shall not have been satisfied.

          (b) Delivery of the assets of each of the Current Funds to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to Key Trust Company of Ohio, N.A., the Delaware Trust's custodian (the "Custodian"), for the account of the Delaware Trust and the Successor Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Delaware Trust and the Successor Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Delaware Trust and the Successor Funds. All assets delivered to the Custodian as provided herein shall be allocated by the Delaware Trust to each Successor Fund corresponding to the Current Fund from which, or on the account of which, the assets were transferred.

          (c) The Massachusetts Trust will pay or cause to be paid to the Delaware Trust any interest received on or after the Exchange Date with respect to assets transferred from any Current Fund to the corresponding Successor Fund hereunder and the Delaware Trust shall allocate any such interest to the appropriate Successor Fund. The Massachusetts Trust will transfer to the Delaware Trust any distributions, rights or other assets received by the Massachusetts Trust after the Exchange Date as distributions on or with respect to the securities transferred from any Current Fund to the corresponding Successor Fund hereunder and the Delaware Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Fund. All such assets shall be deemed included in assets transferred to the Current Funds on the Exchange Date and shall not be separately valued.

          (d) The Exchange Date shall be February 29, 1996, or such earlier or later date as may be mutually agreed upon by the parties.

          (e) As soon as practical after the Exchange Date, the Massachusetts Trust shall distribute all of the Fund Shares of each of the Successor Funds received by it among the shareholders of each corresponding Current Fund in proportion to the number of shares each such shareholder holds in each such Current Fund and, upon the effecting of such a distribution on behalf of all of the Current Funds, the Massachusetts Trust will dissolve and terminate. After an Exchange Date, a Current Fund which has been subject of the exchange transactions on such Exchange Date shall not conduct any business except in connection with its dissolution and termination.

     2. THE MASSACHUSETTS TRUST'S REPRESENTATIONS AND WARRANTIES. The Massachusetts Trust represents and warrants to and agrees with the Delaware Trust as follows:

          (a) The Massachusetts Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

          (b) The Massachusetts Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Except as shown on the audited financial statements of each Current Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Massachusetts Trust's and each Current Fund's business since then, neither the Massachusetts Trust nor any Current Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Massachusetts Trust or any Current Fund.

          (d) On the Exchange Date, the Massachusetts Trust will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     3. THE DELAWARE TRUST'S REPRESENTATIONS AND WARRANTIES. The Delaware Trust represents and warrants to and agrees with the Massachusetts Trust as follows:

          (a) The Delaware Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Delaware Trust will register as an open-end management investment company and adopt the Registration Statement of the Massachusetts Trust, for purposes of the Securities Act of 1933, as amended, and the 1940 Act.

          (c) Neither the Delaware Trust nor any Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Delaware Trust or any Successor Fund.

          (d) At the Exchange Date, the Fund Shares to be issued to the Massachusetts Trust (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Delaware Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Delaware Trust. No Delaware Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

     4. THE DELAWARE TRUST'S CONDITIONS PRECEDENT. The obligations of the Delaware Trust hereunder shall be subject to the following conditions:

          (a) The Massachusetts Trust shall have furnished to the Delaware Trust a statement of the Massachusetts Trust's assets, including a list of securities owned by the Massachusetts Trust with their respective tax costs and values determined as provided in Section l hereof, all as of the Exchange Date.

          (b) As of the Exchange Date, all representations and warranties of the Massachusetts Trust made in this Agreement shall be true and correct as if made at and as of such date, and the Massachusetts Trust shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

          (c) For each Current Fund, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by a "vote of a majority of the outstanding voting securities" (within the meaning of the 1940 Act and the rules thereunder) of the Current Fund, and the shareholders of the Massachusetts Trust shall have voted, by the vote specified in the proxy materials of the Massachusetts Trust and the Current Funds relating to this Agreement, to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted by or on the Exchange Date, as sole shareholder of the Delaware Trust, to elect Robert G. Brown, Edward P. Campbell, Dr. Harry Gazelle, Dr. Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and Dr. H. Patrick Swygert (or such other persons who may serve as replacement nominees for such persons in accordance with such proxy materials) as trustees of the Delaware Trust.

     5. THE MASSACHUSETTS TRUST'S CONDITIONS PRECEDENT. The obligations of the Massachusetts Trust hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Delaware Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Delaware Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     6. THE DELAWARE TRUST'S AND THE MASSACHUSETTS TRUST'S CONDITIONS PRECEDENT. The obligations of both the Delaware Trust and the Massachusetts Trust hereunder as to any particular Current Fund and its corresponding Successor Fund shall be subject to the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved by a "vote of a majority of the outstanding voting securities" (within the meaning of the 1940 Act and the rules thereunder) of the Current Fund.

          (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

          (c) The Delaware Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

          (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust.

     7. TERMINATION OF AGREEMENT. As to any Current Fund and its corresponding Predecessor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Massachusetts Trust or the Board of Trustees of the Delaware Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Current Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Massachusetts Trust or of the Delaware Trust, make proceeding with this Agreement inadvisable. In making any such determination as to any Current Fund and its corresponding Successor Fund, the respective Boards of Trustees may consider, among other factors, whether approval has been rendered by shareholders of all (or only some) of the Current Funds.

     As to any Current Fund and its corresponding Predecessor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Delaware Trust or the trustees, officers or shareholders of the Massachusetts Trust, in respect of this Agreement.

     8. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees of the Massachusetts Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Trustees of the Delaware Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust or the shareholders of the Delaware Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Massachusetts Trust and Delaware Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

     9. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Massachusetts Trust, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

     11. CAPACITY OF TRUSTEES, ETC. With respect to the Massachusetts Trust, the name "The Victory Portfolios," and "Trustees of The Victory Portfolios," refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust filed on September 6, 1994 at the office of the State Secretary of the Commonwealth of Massachusetts which is hereby referred to and is also on file at the principal office of the Massachusetts Trust. The obligations of the Massachusetts Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Massachusetts Trust personally, but bind only the trust property, and all persons dealing with any Current Fund of the Massachusetts Trust must look solely to the trust property belonging to such Current Fund for the enforcement of any claims against the Massachusetts Trust.

     12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, the Massachusetts Trust and the Delaware Trust have caused this Agreement and Plan of Conversion and Termination to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                                 THE VICTORY PORTFOLIOS,
                                                 a Massachusetts Business Trust
ATTEST:                                          By:
       ------------------------------               ---------------------------
                                                 Title:


                                                 THE VICTORY PORTFOLIOS,
                                                 a Delaware Business Trust
ATTEST:                                          By:
       ------------------------------               ---------------------------
                                                 Title:

                                   SCHEDULE I

               CURRENT FUNDS                                   SUCCESSOR FUNDS
--------------------------------------------     --------------------------------------------
Balanced                                         Balanced
Diversified Stock                                Diversified Stock
Government Mortgage                              Government Mortgage
Growth                                           Growth
Intermediate Income                              Intermediate Income
International Growth                             International Growth
Investment Quality Bond                          Investment Quality Bond
Limited Term Income                              Limited Term Income
Ohio Municipal Bond                              Ohio Municipal Bond
Ohio Regional Stock                              Ohio Regional Stock
Prime Obligations                                Prime Obligations
Special Value                                    Special Value
Stock Index                                      Stock Index
Tax-Free Money Market                            Tax-Free Money Market
U.S. Government Obligations                      U.S. Government Obligations
Value                                            Value
Financial Reserves                               Financial Reserves
Fund for Income                                  Fund for Income
Government Bond*                                 Government Bond*
Institutional Money Market**                     Institutional Money Market**
National Municipal Bond*                         National Municipal Bond*
New York Tax-Free*                               New York Tax-Free*
Ohio Municipal Money Market                      Ohio Municipal Money Market
Special Growth                                   Special Growth

---------------

 * Class A and Class B
** Institutional Class and Service Class

                                                                       EXHIBIT B

                             THE VICTORY PORTFOLIOS

                                TRUST INSTRUMENT

                            DATED DECEMBER   , 1995

                             THE VICTORY PORTFOLIOS

                                TRUST INSTRUMENT

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
ARTICLE I -- NAME AND DEFINITIONS....................................................     1
     Section  1.01 Name..............................................................     1
     Section  1.02 Definitions.......................................................     1
ARTICLE II -- BENEFICIAL INTEREST....................................................     2
     Section  2.01 Shares Of Beneficial Interest.....................................     2
     Section  2.02 Issuance of Shares................................................     2
     Section  2.03 Register of Shares and Share Certificates.........................     2
     Section  2.04 Transfer of Shares................................................     2
     Section  2.05 Treasury Shares...................................................     2
     Section  2.06 Establishment of Series and Classes...............................     3
     Section  2.07 Investment in the Trust...........................................     3
     Section  2.08 Assets and Liabilities of Series..................................     3
     Section  2.09 No Preemptive Rights..............................................     4
     Section  2.10 No Personal Liability of Shareholder..............................     4
     Section  2.11 Assent to Trust Instrument........................................     4
ARTICLE III -- THE TRUSTEES..........................................................     4
     Section  3.01 Management of the Trust...........................................     4
     Section  3.02 Initial Trustees..................................................     5
     Section  3.03 Term of Office....................................................     5
     Section  3.04 Vacancies and Appointments........................................     5
     Section  3.05 Temporary Absence.................................................     5
     Section  3.06 Number of Trustees................................................     6
     Section  3.07 Effect of Ending of a Trustee's Service...........................     6
     Section  3.08 Ownership of Assets of the Trust..................................     6
ARTICLE IV -- POWERS OF THE TRUSTEES.................................................     6
     Section  4.01 Powers............................................................     6
     Section  4.02 Issuance and Repurchase of Shares.................................     8
     Section  4.03 Trustees and Officers as Shareholders.............................     8
     Section  4.04 Action by the Trustees............................................     8
     Section  4.05 Chairman of the Trustees..........................................     9
     Section  4.06 Principal Transactions............................................     9
ARTICLE V -- EXPENSES OF THE TRUST...................................................     9
ARTICLE VI -- INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, ADMINISTRATOR AND TRANSFER
  AGENT..............................................................................     9
     Section  6.01 Investment Adviser................................................     9
     Section  6.02 Principal Underwriter.............................................    10
     Section  6.03 Administration....................................................    10
     Section  6.04 Transfer Agent....................................................    10
     Section  6.05 Parties to Contract...............................................    10
     Section  6.06 Provisions and Amendments.........................................    11

                                                                                        PAGE
                                                                                        ----
ARTICLE VII -- SHAREHOLDERS' VOTING POWERS AND MEETINGS..............................    11
     Section  7.01 Voting Powers.....................................................    11
     Section  7.02 Meetings..........................................................    11
     Section  7.03 Quorum and Required Vote..........................................    12
ARTICLE VIII -- CUSTODIAN............................................................    12
     Section  8.01 Appointment and Duties............................................    12
     Section  8.02 Central Certificate System........................................    13
ARTICLE IX -- DISTRIBUTIONS AND REDEMPTIONS..........................................    13
     Section  9.01 Distributions.....................................................    13
     Section  9.02 Redemptions.......................................................    13
     Section  9.03 Determination of Net Asset Value and Valuation of Portfolio
      Assets.........................................................................    13
     Section  9.04 Suspension of the Right of Redemption.............................    14
     Section  9.05 Redemption of Shares in Order to Qualify as Regulated
                    Investment Company...............................................    14
ARTICLE X -- LIMITATION OF LIABILITY AND INDEMNIFICATION.............................    15
     Section 10.01 Limitation of Liability...........................................    15
     Section 10.02 Indemnification...................................................    15
     Section 10.03 Shareholders......................................................    16
ARTICLE XI -- MISCELLANEOUS..........................................................    16
     Section 11.01 Trust Not A Partnership...........................................    16
     Section 11.02 Trustee's Good Faith Action, Expert Advice, No Bond or Surety.....    16
     Section 11.03 Establishment of Record Dates.....................................    16
     Section 11.04 Termination of Trust..............................................    17
     Section 11.05 Reorganization....................................................    17
     Section 11.06 Filing of Copies, References, Headings............................    18
     Section 11.07 Applicable Law....................................................    18
     Section 11.08 Amendments........................................................    18
     Section 11.09 Fiscal Year.......................................................    19
     Section 11.10 Name Reservation..................................................    19
     Section 11.11 Provisions in Conflict With Law...................................    19

                             THE VICTORY PORTFOLIOS

                               DECEMBER   , 1995

     TRUST INSTRUMENT, made by Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and H. Patrick Swygert and (the "Trustees").

     WHEREAS, the Trustees desire to establish a business trust for the investment and reinvestment of funds contributed thereto;

     NOW THEREFORE, the Trustees declare that all money and property contributed to the trust hereunder shall be held and managed in trust under this Trust Instrument as herein set forth below.

                                   ARTICLE I

                              NAME AND DEFINITIONS

     SECTION 1.01 NAME. The name of the trust created hereby is "The Victory Portfolios."

     SECTION 1.02 DEFINITIONS. Wherever used herein, unless otherwise required by the context or specifically provided:

          (a) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time. Whenever reference is made hereunder to the 1940 Act, such references shall be interpreted as including any applicable order or orders of the Commission or any rules or regulations adopted by the Commission thereunder or interpretive releases of the Commission staff;

          (b) "Bylaws" means the Bylaws of the Trust as adopted by the Trustees, as amended from time to time;

          (c) "Commission" has the meaning given it in the 1940 Act. In addition, "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the respective meanings given to them under the 1940 Act. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" under the 1940 Act;

          (d) "Delaware Act" refers to Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as amended from time to time;

          (e) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

          (f) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

          (g) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

          (h) "Shareholder" means a record owner of Outstanding Shares of the Trust;

          (i) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

          (j) The "Trust" means The Victory Portfolios, a Delaware business trust, and reference to the Trust when applicable to one or more Series of the Trust, shall refer to any such Series;

          (k) The "Trustees" means the person or persons who has or have signed this Trust Instrument so long as he or they shall continue in office in accordance with the terms hereof and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of

     Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their respective capacity as Trustees hereunder;

          (l) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II

                              BENEFICIAL INTEREST

     SECTION 2.01 SHARES OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall be divided into such Shares of one or more separate and distinct Series or classes of a Series as set forth in Section 2.06 or as the Trustees shall otherwise from time to time create and establish as provided in Section
2.06. The number of Shares of each Series and class thereof authorized hereunder is unlimited. Each Share shall have no par value. All Shares issued hereunder, including without limitation Shares issued in connection with a dividend paid in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

     SECTION 2.02 ISSUANCE OF SHARES. The Trustees in their discretion may, from time to time, without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times, and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses all of which shall be valued in accordance with Article IX, Section 9.03, except as otherwise provided in
Section 2.07. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000th of a Share or integral multiples thereof. The Trustees or any person the Trustees may authorize for the purpose may, in their discretion, reject any application for the issuance of shares.

     SECTION 2.03 REGISTER OF SHARES AND SHARE CERTIFICATES. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. No share certificates shall be issued by the Trust except as the Trustees may otherwise authorize, and the persons indicated as shareholders in such register shall be entitled to receive dividends or other distributions and otherwise exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such officer or other agent of the Trustees as shall keep the said register for entry thereon.

     SECTION 2.04 TRANSFER OF SHARES. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     SECTION 2.05 TREASURY SHARES. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 2.06 ESTABLISHMENT OF SERIES AND CLASSES. The Trust created hereby shall consist initially of the twenty-four Series identified on Schedule A attached hereto, each of which corresponds to a series of shares of The Victory Portfolios, a Massachusetts business trust (the "Predecessor Trust"), and each Series shall initially consist of such classes of Shares as are designated on Schedule A (and any additional classes which are subsequently created by the Predecessor Trust prior to the exchange of the Predecessor Trust's assets for shares of the Trust), which shall correspond to classes of the respective series of the Predecessor Trust as of the date of such exchange. Distinct records shall be maintained by the Trust for each Series and the assets associated with each Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any Series or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series (other than those established pursuant to the first sentence of this Section 2.06) shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares, but need not issue Shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

     All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

     Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his proportionate share of all distributions made with respect to such Series, based upon the number of full and fractional Shares of the Series held. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

     SECTION 2.07 INVESTMENTS IN THE TRUST. Investments in a Series shall be credited to each Shareholder's account in the form of full and fractional Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) fix minimum amounts for initial and subsequent investments, (b) impose a sales charge upon investments in such manner and at such time determined by the Trustees, (c) fix an initial offering price at which to offer subscriptions for investments in any newly established Series, (d) effect offers of exchange in accordance with Section 11 of the 1940 Act or effect reorganizations in accordance with Section 11(b) of the 1940 Act, in connection with which the issuance of Shares may be effected, under Section 22(d) of the 1940 Act, at a Net Asset Value already determined or
(e) otherwise issue shares for a consideration other than the Net Asset Value next determined to the extent permissible under the 1940 Act and other applicable laws.

     SECTION 2.08 ASSETS AND LIABILITIES OF SERIES. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, and shall be subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this contractual limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     SECTION 2.09 NO PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

     SECTION 2.10 NO PERSONAL LIABILITY OF SHAREHOLDER. No Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other understanding issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

     SECTION 2.11 ASSENT TO TRUST INSTRUMENT. Every Shareholder, by virtue of having purchased a Share or by virtue of having received a Share in connection with the conversion of the Predecessor Trust, shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                  ARTICLE III

                                  THE TRUSTEES

     SECTION 3.01 MANAGEMENT OF THE TRUST. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

     Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Any Shareholder meeting held for such purpose shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees in accordance with the provisions of the 1940 Act.

     SECTION 3.02 INITIAL TRUSTEES. The initial Trustees shall be the persons named herein as Trustees. The (i) election of Trustees and (ii) an approval of the Plan of Conversion with respect to the initial Series of the Trust for the transfer of assets from the Predecessor Trust to the Trust, at the Special Meeting of the Shareholders of the Predecessor Trust to be conducted in accordance with the Proxy Statement of the Predecessor Trust dated October 31, 1995, shall be deemed to constitute an election of Trustees for all purposes hereunder, including for purposes of the last sentence of Section 3.01.

     SECTION 3.03 TERM OF OFFICE. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of illness or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares of the Trust.

     SECTION 3.04 VACANCIES AND APPOINTMENTS. In case of a Trustee's declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of illness, disease or otherwise, or if a Trustee is otherwise unable to serve, or if there is an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of a vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

     An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any person appointed as a Trustee pursuant to this Section 3.04 shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and such person shall be deemed a Trustee.

     SECTION 3.05 TEMPORARY ABSENCE. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any time to any other Trustee or Trustees, provided that in no case shall fewer than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

     SECTION 3.06 NUMBER OF TRUSTEES. The number of Trustees shall be at least three (3), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).

     SECTION 3.07 EFFECT OF ENDING OF A TRUSTEE'S SERVICE. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     SECTION 3.08 OWNERSHIP OF ASSETS OF THE TRUST. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, the Trust or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series based upon the number of Shares owned. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

                                   ARTICLE IV

                             POWERS OF THE TRUSTEES

     SECTION 4.01 POWERS. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to applicable laws and any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have the power and authority:

          (a) To invest and reinvest cash and other property (including investment, notwithstanding any other provision hereof, of all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company), and to hold cash or other property of the Trust uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust:

          (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

          (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other person and to lend Trust Property;

          (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

          (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

          (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

          (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

          (h) To retain one or more transfer agents and shareholder servicing agents, or both;

          (i) To set record dates in the manner provided herein or in the Bylaws;

          (j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

          (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, subsection 11.04(b) hereof;

          (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

          (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

          (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

          (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

          (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

          (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

          (s) To make distributions of income and of capital gains to Shareholders in the manner provided herein;

          (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

          (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

          (v) To interpret the investment policies, practices or limitations of any Series;

          (w) To establish a registered office and have a registered agent in the state of Delaware; and

          (x) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

     The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

     No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see the application of any payments made or property transferred to the Trustees or upon their order.

     SECTION 4.02 ISSUANCE AND REPURCHASE OF SHARES. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

     SECTION 4.03 TRUSTEES AND OFFICERS AS SHAREHOLDERS. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

     SECTION 4.04 ACTION BY THE TRUSTEES. In any action taken by the Trustees hereunder, unless otherwise specified, the Trustees shall act by majority vote at a meeting duly called at which a quorum is present, by written consent without a meeting signed by a majority of the Trustees, or by telephonic meeting provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the person calling the meeting to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other similar electronic mechanism.

     SECTION 4.05 CHAIRMAN OF THE TRUSTEES. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust. In lieu of appointing a Chairman, the Trustees may appoint a President, who shall exercise the right and duties of the Chairman.

     SECTION 4.06 PRINCIPAL TRANSACTIONS. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                   ARTICLE V

                             EXPENSES OF THE TRUST

     Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements in connection with their serving as Trustees, including, without limitation, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodian, transfer agent and fund accountant; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VI

                   INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
                        ADMINISTRATOR AND TRANSFER AGENT

     SECTION 6.01 INVESTMENT ADVISER.

          (a) The Trustees may in their discretion, from time to time, enter into an investment advisory contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such investment advisory, statistical and research facilities and services and such other facilities and services, if any, all upon such terms and conditions (including any Shareholder vote) that may be required under the 1940 Act, as may be prescribed in the Bylaws, or as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

          (b) The Trustees may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires; provided that no Shareholder approval shall be required with respect to any sub-adviser unless required under the 1940 Act or other law, contract or order applicable to the Trust.

     SECTION 6.02 PRINCIPAL UNDERWRITER. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws); and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

     SECTION 6.03 ADMINISTRATION. The Trustees may in their discretion from time to time enter into one or more management or administrative contracts whereby the other party or parties shall undertake to furnish the Trustees with management or administrative services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

     SECTION 6.04 TRANSFER AGENT. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and shareholder services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

     SECTION 6.05 PARTIES TO CONTRACT. Any contract of the character described in Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a corporation, firm, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or pursuant to Article VIII hereof and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.05.

     SECTION 6.06 PROVISIONS AND AMENDMENTS. Any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, if applicable, or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 6.01 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15 of the 1940 Act, if applicable.

                                  ARTICLE VII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 7.01 VOTING POWERS.

          (a) The Shareholders shall have power to vote only (a) for the election of Trustees to the extent provided in Article III, Section 3.01 hereof, (b) for the removal of Trustees to the extent provided in Article III, Section 3.03(d) hereof, (c) with respect to any investment advisory contract to the extent provided in Article VI, Section 6.01 hereof, (d) with respect to an amendment of this Trust Instrument, to the extent provided in Article XI, Section 11.08, and (e) with respect to such additional matters relating to the Trust as may be required by law, by an express provision of this Trust Instrument, or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

          (b) Notwithstanding paragraph (a) of this Section 7.01 or any other provision of this Trust Instrument (including the Bylaws) which would by its terms provide for or require a vote of Shareholders, the Trustees may take action without a Shareholder vote if (i) the Trustees shall have obtained an opinion of counsel that a vote or approval of such action by Shareholders is not required under (i) the 1940 Act or any other applicable laws, or (ii) any registrations, undertakings or agreements of the Trust known to such counsel, and the taking of such action without a Shareholder vote would be consistent with the best interests of the Shareholders.

          (c) On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, and whenever the Trustees determine that the matter affects only certain Series, may be submitted for a vote by only such Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and
     (ii) when the Trustees have determined that the matter affects the interests of more than one Series and that voting by shareholders of all Series would be consistent with the 1940 Act, then the Shareholders of all such Series shall be entitled to vote thereon (either by individual Series or by Shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner permitted by applicable law. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

     SECTION 7.02 MEETINGS. The Shareholders' meeting held in order to elect the initial Trustees shall be the meeting of the Shareholders of the Predecessor Trust referred to in Section 3.02 of Article III hereof. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of

Shareholders owning at least one tenth of the Outstanding Shares of the Trust entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said
Section 16(c). Notice shall be sent, by First Class Mail or such other means determined by the Trustees, at least 10 days prior to any such meeting. Notwithstanding anything to the contrary in this Section 7.02, the Trustees shall not be required to call a special meeting of the Shareholders of any Series or to provide Shareholders seeking the opportunity of furnishing the materials to other Shareholders with a view to obtaining signatures on a request for a meeting except to the extent required under the 1940 Act.

     SECTION 7.03 QUORUM AND REQUIRED VOTE. One-third of Shares outstanding and entitled to vote in person or by proxy as of the record date for a Shareholders' meeting shall be a quorum for the transaction of business at such Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by a written consent signed by Shareholders holding not less than the minimum number of Shares as would be necessary to authorize the action at a meeting at which all Shareholders entitled to vote thereon were present and voted, to the extent not inconsistent with the 1940 Act, and any such actions taken by a Series (or class) may be consented to in writing by Shareholders of that Series (or class).

                                  ARTICLE VIII

                                   CUSTODIAN

     SECTION 8.01 APPOINTMENT AND DUTIES. The Trustees shall employ a bank, a company that is a member of a national securities exchange, or a trust company, that in each case shall have such capital, surplus and/or undivided profits as may be required under the 1940 Act and that is a member of the Depository Trust Company (or such other person or entity as may be permitted to act as custodian of the Trust's assets under the 1940 Act) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and (c) to disburse such funds upon orders or vouchers.

     The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company or such other person or entity as may be permitted by the Commission or is otherwise able to act as custodian of the Trust's assets in accordance with the 1940 Act.

     SECTION 8.02 CENTRAL CERTIFICATE SYSTEM. Subject to the 1940 Act and such other rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

                                   ARTICLE IX

                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 9.01 DISTRIBUTIONS.

          (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series and/or class of a Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

          (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or to the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

          (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend to the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Subsection 9.01(b) hereof.

     SECTION 9.02 REDEMPTIONS. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and, subject to Section 9.04 hereof, the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section
9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and, subject to Section 9.04 hereof, payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be re-issued from time to time.

     SECTION 9.03 DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

     The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend a practice of seeking to maintain the Net Asset Value per Share of a Series at a constant amount. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (a) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, (b) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, (c) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (d) to combine the methods described in clauses (a) and (b) and (c) of this sentence; or (e) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased.

     In the event that any Series is divided into classes, the provisions of this Section 9.03, to the extent applicable as determined in the discretion of the Trustees and consistent with the 1940 Act and other applicable law, may be equally applied to each such class.

     SECTION 9.04 SUSPENSION OF THE RIGHT OF REDEMPTION. The Trustees may declare a suspension of the right of redemption or postpone the date of payment provided for under Section 9.02 if permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension.

     SECTION 9.05 REDEMPTION OF SHARES IN ORDER TO QUALIFY AS REGULATED INVESTMENT COMPANY. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares of any Series has or may become concentrated in any Person to an extent which would disqualify any Series as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power (but not the obligation) by lot or other means deemed equitable by them (a) to call for redemption by any such person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and (b) to refuse to transfer or issue Shares to any person whose acquisition of Shares in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

     The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority or this Section 9.05.

                                   ARTICLE X

                  LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 10.01 LIMITATION OF LIABILITY. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

     SECTION 10.02 INDEMNIFICATION.

          (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

             (i) every person who is, or becomes, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

             (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
     Person:

             (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

             (ii) in the event of a settlement of a proceeding in which it is alleged that the Covered Person (A) engaged in willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of his office, or (B) did not act in good faith in the reasonable belief that his action was in the best interest of the Trust, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
        (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either
     (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

     SECTION 10.03 SHAREHOLDERS. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE XI

                                 MISCELLANEOUS

     SECTION 11.01 TRUST NOT A PARTNERSHIP. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     SECTION 11.02 TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees or the officers of the Trust of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees and the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.

     SECTION 11.03 ESTABLISHMENT OF RECORD DATES. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

     SECTION 11.04 TERMINATION OF TRUST.

          (a) This Trust shall continue without limitation of time but subject to the provisions of Subsection 11.04(b).

          (b) The Trustees may, subject to any necessary Shareholder, Trustee, or regulatory approvals:

             (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof;

             (ii) sell and convey all or substantially all of the assets of any Series of the Trust into any other Series thereof for adequate consideration;

             (iii) enter into a plan of liquidation in order to terminate and liquidate any Series (or class) of the Trust, or the Trust; or

             (iv) at any time sell and convert into money all of the assets of the Trust or any affected Series.

Upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities by assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of the affected Series, based upon the ratio that each Shareholder's Shares bears to the number of Shares of such Series (or class) then outstanding.

          (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection 11.04(b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be cancelled and discharged.

          Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     SECTION 11.05 REORGANIZATION.

          (a) Notwithstanding anything else herein, the Trustees, in order to change the form or jurisdiction of organization of the Trust, may (i) cause the Trust to merge, consolidate or otherwise reorganize with or into one or more trusts, partnerships (general or limited), associations or corporations, so long as the surviving or resulting entity is an open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Trust to incorporate under the laws of Delaware.

          (b) The Trustees may, subject to a vote of a majority of the Trustees and any shareholder vote required under the 1940 Act, if any, cause the Trust to merge or consolidate with or into one or more Trusts, partnerships (general or limited), associations, limited liability companies or corporations formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States.

          (c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

          (d) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with paragraph (a) or (b) this
     Section 11.05 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     SECTION 11.06 FILING OF COPIES, REFERENCES, HEADINGS. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions such as "herein," "hereof" and "hereunder," or to similar effect, shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions such as "his," "he" and "him," or to similar effect, shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 11.07 APPLICABLE LAW. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges,
(ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     SECTION 11.08 AMENDMENTS. Except as specifically provided herein, the Trustees may, without a vote or approval of Shareholders, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote on any amendment to this Trust Instrument (a) which would adversely affect their rights under this Trust Instrument, (b) which would alter the material terms of this Section 11.08, (c) as may be required by law or by the Trust's registration statement filed with the Commission, and (d) if the amendment is submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series or class thereof shall be authorized by vote of the Shareholders of each Series or class thereof affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding any other provision of this Trust Instrument, any amendment to
Article X hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

     SECTION 11.09 FISCAL YEAR. The fiscal year of the Trust or any Series thereof shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may change the fiscal year of the Trust or any Series thereof.

     SECTION 11.10 NAME RESERVATION. The Trustees on behalf of the Trust acknowledge that KeyCorp, through its subsidiary Key Trust Company ("Key Trust") has licensed to the Trust the non-exclusive right to use the name "Victory" as part of the name of the Trust, and has reserved the right to grant the non-exclusive use of the name "Victory" or any derivative thereof to any other party. In addition, Key Trust reserves the right to grant the non-exclusive use of the name "Victory" to, and to withdraw such right from, any other business or other enterprise. Key Trust reserves the right to withdraw from the Trust the right to use said name "Victory" and will withdraw such right if the Trust ceases to employ, for any reason, KeyCorp, an affiliate or any successor as adviser of the Trust.

     SECTION 11.11 PROVISIONS IN CONFLICT WITH LAW. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any matter affect such provision in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned, being all of the initial Trustees of the Trust, have executed this instrument as of date first written above.

--------------------------------------------     --------------------------------------------
Robert G. Brown, as Trustee                      Edward P. Campbell, as Trustee
and not individually                             and not individually
--------------------------------------------     --------------------------------------------
Stanley I. Landgraf, as Trustee                  Harry Gazelle, as Trustee
and not individually                             and not individually
--------------------------------------------     --------------------------------------------
H. Patrick Swygert, as Trustee                   Thomas F. Morrissey, as Trustee
and not individually                             and not individually
--------------------------------------------
Leigh A. Wilson, as Trustee
and not individually

                                   SCHEDULE A

Balanced Fund
Diversified Stock Fund
Government Mortgage Fund
Growth Fund
Intermediate Income Fund
International Growth Fund
Investment Quality Bond Fund
Limited Term Income Fund
Ohio Municipal Bond Fund
Ohio Regional Stock Fund
Prime Obligations Fund
Special Value Fund
Stock Index Fund
Tax-Free Money Market Fund
U.S. Government Obligations Fund
Value Fund
Financial Reserves Fund
Fund for Income
Government Bond Fund (Class A and Class B)
Institutional Money Market Fund (Service Class and Institutional Class) National Municipal Bond Fund (Class A and Class B)
New York Tax-Free Fund (Class A and Class B)
Ohio Municipal Money Market Fund
Special Growth Fund

                                                                       EXHIBIT C

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             THE VICTORY PORTFOLIOS
                                      AND
                       KEYCORP MUTUAL FUND ADVISERS, INC.

AGREEMENT made as of the      day of               , 1995, by and between The
Victory Portfolios, a Delaware business trust which may issue one or more series of shares of beneficial interest (the "Company"), and KeyCorp Mutual Fund Advisers, Inc., an Ohio corporation (the "Adviser").

     WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT.

          (a) General. The Company hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the control of KeyCorp, the indirect parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

          (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Company for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Company and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Company's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

     2. DELIVERY OF DOCUMENTS. The Company has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (a) the Company's Trust Instrument;

          (b) the By-Laws of the Company;

          (c) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of this Agreement;

          (d) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) the currently effective Prospectuses and Statements of Additional Information of the Funds.

     3. INVESTMENT ADVISORY SERVICES.

          (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds and, in furtherance thereof, shall:

             (i) supervise all aspects of the operations of the Company and each Fund;

             (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

             (iii) determine which issuers and securities shall be included in the portfolio of each Fund;

             (iv) furnish a continuous investment program for each Fund;

             (v) in its discretion and without prior consultation with the Company, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

             (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Company's Board of Trustees.

          (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
     (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

          (c) Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

          (d) Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Company with respect to the Funds and in connection with the Adviser's services hereunder as the Company's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Company's Board of Trustees with respect to Company policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser may, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Company's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation
     (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4. REPRESENTATIONS AND WARRANTIES.

          (a) The Adviser hereby represents and warrants to the Company as follows:

             (i) The Adviser is a corporation duly organized and in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Adviser at all times shall provide its best judgment and effort to the Company in carrying out the Adviser's obligations hereunder.

          (b) The Company hereby represents and warrants to the Adviser as follows:

             (i) The Company has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

             (ii) The Company is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. COMPENSATION. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

     6. INTERESTED PERSONS. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Company.

     7. EXPENSES. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Company's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required;
(ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Company's Board of Trustees; (xii) association membership dues authorized by the Company's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Company is a party (or to which the Funds' assets are subject) and any legal obligation for which the Company may have to provide indemnification to the Company's Trustees and officers.

     8. NON-EXCLUSIVE SERVICES; LIMITATION OF ADVISER'S LIABILITY. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Company for providing additional services to the Funds and the Company which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Company, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Company, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

     9. EFFECTIVE DATE; MODIFICATIONS; TERMINATION.  This Agreement shall become
effective on           , 1996, provided that it shall have been approved by a
majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force until December 31, 1997. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting shares of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Company may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Company's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

     10. LIMITATION OF LIABILITY OF TRUSTEES AND SHAREHOLDERS. The Adviser acknowledges the following limitation of liability:

     The terms "The Victory Portfolios" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or a Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

     11. SERVICE MARK. The service mark of the Company and the name "Victory" (and derivatives thereof) have been licensed to the Company by KeyCorp, through its subsidiary Key Trust Company ("Key Trust"), an affiliate of the Adviser, pursuant to a License Agreement dated June 21, 1993, and their continued use is subject to the right of Key Trust to withdraw this permission under the License Agreement in the event the Adviser or another subsidiary of KeyCorp is not the investment adviser to the Company.

     12. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     13. INDEPENDENT CONTRACTOR. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

     14. STRUCTURE OF AGREEMENT. The Company is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

          (a) any breach of any term of this Agreement regarding the Company with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

          (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

          (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Company and the particular Fund to which such relationship and consideration applies.

     This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Company and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Company and any Fund or
(ii) the relationships among the respective Funds.

     15. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     16. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     17. NOTICES. Notices of any kind to be given to the Company hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: George O. Martinez, Esq.; with a copy to Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022, Attention: Carl Frischling, Esq., or at such other address or to such individual as shall be so specified by the Company to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306, Attention: W. Christopher Maxwell with a copy to Stacey L. Bauer, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Company. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY PORTFOLIOS           KEYCORP MUTUAL FUND ADVISERS, INC.

By:                              By:
    -------------------------       ---------------------------
    Name:                            Name:
    Title:                           Title:

                                   SCHEDULE A

                                         NAME OF FUND                                     FEE*
       --------------------------------------------------------------------------------   ----
  1.   The Victory Balanced Fund.......................................................   1.00%
  2.   The Victory Diversified Stock Fund..............................................    .65%
  3.   The Victory Government Mortgage Fund............................................    .50%
  4.   The Victory Growth Fund.........................................................   1.00%
  5.   The Victory Intermediate Income Fund............................................    .75%
  6.   The Victory International Growth Fund...........................................   1.10%
  7.   The Victory Investment Quality Bond Fund........................................    .75%
  8.   The Victory Limited Term Income Fund............................................    .50%
  9.   The Victory Ohio Municipal Bond Fund............................................    .60%
 10.   The Victory Ohio Regional Stock Fund............................................    .75%
 11.   The Victory Prime Obligations Fund..............................................    .35%
 12.   The Victory Special Value Fund..................................................   1.00%
 13.   The Victory Stock Index Fund....................................................    .60%
 14.   The Victory Tax-Free Money Market Fund..........................................    .35%
 15.   The Victory U.S. Government Obligations Fund....................................    .35%
 16.   The Victory Value Fund..........................................................   1.00%
 17.   The Victory Financial Reserves Fund.............................................    .50%
 18.   The Victory Fund for Income.....................................................    .50%
 19.   The Victory Government Bond Fund................................................    .55%
 20.   The Victory Institutional Money Market Fund.....................................    .25%
 21.   The Victory National Municipal Bond Fund........................................    .55%
 22.   The Victory New York Tax-Free Fund..............................................    .55%
 23.   The Victory Ohio Municipal Money Market Fund....................................    .50%
 24.   The Victory Special Growth Fund.................................................   1.00%

---------------

* As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering investment advisory services by the Adviser, and shall be in writing and signed by the parties hereto.

                                                                       EXHIBIT D

                         INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                        KEYCORP MUTUAL FUND ADVISERS, INC.
                                       AND
                          SOCIETY ASSET MANAGEMENT, INC.

AGREEMENT made as of the      day of         , 1996 by and between KeyCorp
Mutual Fund Advisers, Inc., an Ohio corporation (the "Adviser"), and Society Asset Management, Inc., an Ohio corporation (the "Sub-Adviser").

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Adviser provides investment advisory services to the series of The Victory Portfolios, a Delaware business trust (the "Company"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment
Advisory Agreement dated                , 1996 (the "Advisory Agreement"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Company listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT.

          (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of KeyCorp, the indirect parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

     2. DELIVERY OF DOCUMENTS. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (a) the Company's Trust Instrument;

          (b) the By-Laws of the Company;

          (c) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of the Advisory Agreement and this Agreement;

          (d) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) the currently effective Prospectuses and Statements of Additional Information of the Funds.

     3. INVESTMENT ADVISORY SERVICES.

          (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub-Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds and, in furtherance thereof, shall:

             (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

             (ii) determine which issuers and securities shall be included in the portfolio of each Fund;

             (iii) furnish a continuous investment program for each Fund;

             (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

             (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Company's Board of Trustees.

          (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
     (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company or the Adviser with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Company's Board of Trustees.

          (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

          (d) Reports, Evaluations and other Services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Company with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Company's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be reasonably necessary. The Sub-Adviser may make recommendations to the Adviser and the Company's Board of Trustees with respect to the Company's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the

     1940 Act and the Company's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4. REPRESENTATIONS AND WARRANTIES.

          (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

             (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940 as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

          (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

             (i) The Adviser is a corporation duly organized and in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Company has been duly organized as a business trust under the laws of the State of Delaware.

             (iv) The Company is registered as an investment company with the Commission under the 1940 Act, and shares of the each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. COMPENSATION. As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Company directly to the Sub-Adviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at the annual rate set forth for the Fund on Schedule A, as a percentage of the average daily net assets of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Sub-Adviser will bear such excess in an amount which bears the same ratio to the amount of such excess that the Adviser bears as the amount of sub-advisory fees payable pursuant to Schedule A hereof bears to the amount of advisory fees payable to the Adviser by the Company under the Advisory Agreement, except: (i) the Sub-Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Sub-Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Sub-Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of the Code.

     6. INTERESTED PERSONS. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Company or the Adviser.

     7. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

     8. NON-EXCLUSIVE SERVICES; LIMITATION OF SUB-ADVISER'S LIABILITY. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Company or the Adviser for providing additional services to the Funds, the Company or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Company, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Company, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.

     9. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become
effective on            , 1996, provided that it shall have been approved by a
majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force until December 31, 1997. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting securities of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Company's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

     10. LIMITATION OF LIABILITY OF TRUSTEES AND SHAREHOLDERS. The Sub-Adviser acknowledges the following limitation of liability:

     The terms "The Victory Portfolios" and "Trustees of The Victory Portfolios" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or a Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

     11. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     12. INDEPENDENT CONTRACTOR. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

     13. STRUCTURE OF AGREEMENT. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser and any Fund, or (ii) the relationships among the respective Funds.

     14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306,
Attention: W. Christopher Maxwell; with a copy to Ann Kowal Smith, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 127 Public Square, Cleveland, Ohio 44114-1306,
Attention: Martin J. Walker; with a copy to Stacey L. Bauer, Esq., or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

SOCIETY ASSET MANAGEMENT, INC.       KEYCORP MUTUAL FUND ADVISERS, INC.

By:                                  By:

-----------------------------        -----------------------------------
    Name:                                Name:
    Title:                               Title:

                                   SCHEDULE A

     For the Victory Balanced Fund, Diversified Stock Fund, Growth Fund, Stock Index Fund and Value Fund:

NET ASSETS IN MILLIONS                RATE OF SUB-ADVISORY FEE*
-----------------------               -------------------------
       up to $10                                 .65%
       next $15                                  .50
       next $25                                  .40
       above $50                                 .35

     For the Victory International Growth Fund, Ohio Regional Stock Fund and Special Value Fund:

NET ASSETS IN MILLIONS                RATE OF SUB-ADVISORY FEE*
-----------------------               -------------------------
       up to $10                                 .90%
       next $15                                  .70
       next $25                                  .55
       next $50                                  .45

     For the Victory Intermediate Fund, Investment Quality Bond Fund, Limited Term Income Fund, Ohio Municipal Bond Fund, Government Bond Fund, Government Mortgage Fund, National Municipal Bond Fund and New York Tax-Free Fund:

NET ASSETS IN MILLIONS                RATE OF SUB-ADVISORY FEE*
-----------------------               -------------------------
       up to $10                                 .40%
       next $15                                  .30
       next $25                                  .25
       above $50                                 .20

     For the Victory Prime Obligations Fund, Tax-Free Money Market Fund, U.S. Government Obligations Fund, Financial Reserves Fund, Institutional Money Market Fund and Ohio Municipal Money Market Fund:

NET ASSETS IN MILLIONS                RATE OF SUB-ADVISORY FEE*
-----------------------               -------------------------
       up to $10                                 .25%
       next $15                                  .20
       next $25                                  .15
       above $50                                 .125

---------------

* As a percentage of average daily net assets. Note, however, that the Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

                                                                       EXHIBIT E

                        INVESTMENT SUBADVISORY AGREEMENT
                                    BETWEEN
                       KEYCORP MUTUAL FUND ADVISERS, INC.
                                      AND
                   FIRST ALBANY ASSET MANAGEMENT CORPORATION

AGREEMENT made as of the      day of         , 1996, by and between KeyCorp
Mutual Fund Advisers, Inc., an Ohio corporation (the "Adviser"), and First Albany Asset Management Corporation, a New York corporation (the "Sub-Adviser").

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Adviser provides investment advisory services to the series of The Victory Portfolios, a Delaware business trust (the "Company"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment
Advisory Agreement dated             , 1996 (the "Advisory Agreement"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the Fund for Income (the "Fund"), a series of the Company, and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (a) the Company's Trust Instrument;

          (b) the By-Laws of the Company;

          (c) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of the Advisory Agreement and this Agreement;

          (d) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) the currently effective Prospectuses and Statements of Additional Information of the Fund.

     3. INVESTMENT ADVISORY SERVICES.

          (a) Management of the Fund. The Sub-Adviser hereby undertakes to act as investment subadviser to the Fund. The Sub-Adviser shall regularly provide investment advice to the Fund and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and, in furtherance thereof, shall:

             (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Fund's investment programs, and the issuers of securities included in the Fund's portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in the Fund's portfolio;

             (ii) determine which issuers and securities shall be included in the portfolio of the Fund;

             (iii) furnish a continuous investment program for the Fund;

             (iv) in its discretion, and without prior consultation with but subject to the supervision of the Adviser, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of the Fund; and

             (v) take, on behalf of the Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Company's Board of Trustees.

          (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
     (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company or the Adviser with respect to the Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Fund by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Company's Board of Trustees.

          (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep the Fund's books and records required to be maintained by, or on behalf of, the Fund with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

          (d) Reports, Evaluations and other Services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Company with respect to the Fund and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Company's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be reasonably necessary. The Sub-Adviser may make recommendations to the Adviser and the Company's Board of Trustees with respect to the Company's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Sub-Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Company's policies and procedures applicable to the Fund. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to the Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for the Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4. REPRESENTATIONS AND WARRANTIES.

          (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

             (i) The Sub-Adviser is a corporation duly organized and is in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

          (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

             (i) The Adviser is a corporation duly organized and is in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Adviser is registered as an investment adviser with the Commission under the Advisers Act and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Company has been duly organized as a business trust under the laws of the State of Delaware.

             (iv) The Company is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. COMPENSATION. As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Company directly to the Sub-Adviser) an annual fee equal to .20% of the Fund's average daily net assets during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information), which shall be accrued daily and paid in arrears on the first business day of each month. Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout the month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. In the event that the total expenses of the Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Sub-Adviser will bear such excess in an amount which bears the same ratio to the amount of such excess that the Adviser bears as the amount of sub-advisory fees payable pursuant hereto bears to the amount of advisory fees payable to the Adviser by the Company under the Advisory Agreement, except: (i) the Sub-Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Sub-Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and
(ii) the Sub-Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of the Code. The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

     6. INTERESTED PERSONS. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Company or the Adviser.

     7. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Fund.

     8. NON-EXCLUSIVE SERVICES; LIMITATION OF SUB-ADVISER'S LIABILITY. The services of the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Fund, the Company or the Adviser for providing additional services to the Fund, the Company or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Company, the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Company, the Fund or any shareholder of the Fund in connection with the performance of this Agreement.

     9. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become
effective on           , 1996, provided that it shall have been approved by a
majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force until April 30, 1996. Thereafter, this Agreement shall continue in effect as to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting securities of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to the Fund at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to the Fund by the Adviser, by a vote of the Company's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

     10. LIMITATION OF LIABILITY OF TRUSTEES AND SHAREHOLDERS. The Sub-Adviser acknowledges the following limitation of liability:

     The terms "The Victory Portfolios" and "Trustees of The Victory Portfolios" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or the Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

     11. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     12. INDEPENDENT CONTRACTOR. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     13. STRUCTURE OF AGREEMENT. This Agreement is intended to govern only the relationship between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser and the Fund or any other series of the Company, or (ii) the relationships among the respective series of the Company.

     14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306,
Attention: W. Christopher Maxwell; with a copy to Stacey L. Bauer, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 41 State Street, Albany, New York 12207,
Attention:            ; with a copy
to            , or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

FIRST ALBANY ASSET MANAGEMENT        KEYCORP MUTUAL FUND ADVISERS, INC.
CORPORATION

By:                                  By:

----------------------------------   ----------------------------------
    Name:                                Name:
    Title:                               Title:

                                                                       EXHIBIT F

                        INVESTMENT SUBADVISORY AGREEMENT
                                    BETWEEN
                       KEYCORP MUTUAL FUND ADVISERS, INC.
                                      AND
                         T. ROWE PRICE ASSOCIATES, INC.

AGREEMENT made as of the      day of         , 1996, by and between KeyCorp
Mutual Fund Advisers, Inc., an Ohio corporation (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Sub-Adviser").

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Adviser provides investment advisory services to the series of The Victory Portfolios, a Delaware business trust (the "Company"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment
Advisory Agreement dated               , 1996 (the "Advisory Agreement"); and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the Special Growth Fund (the "Fund"), a series of the Company, and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

          (a) the Company's Trust Instrument;

          (b) the By-Laws of the Company;

          (c) resolutions of the Board of Trustees of the Company authorizing the execution and delivery of the Advisory Agreement and this Agreement;

          (d) the most recent Post-Effective Amendment to the Company's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

          (e) Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) the currently effective Prospectuses and Statements of Additional Information of the Fund.

     3. INVESTMENT ADVISORY SERVICES.

          (a) Management of the Fund. The Sub-Adviser hereby undertakes to act as investment subadviser to the Fund. The Sub-Adviser shall regularly provide investment advice to the Fund and continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and, in furtherance thereof, shall:

             (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Fund's investment programs, and the issuers of securities included in the Fund's portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in the Fund's portfolio;

             (ii) determine which issuers and securities shall be included in the portfolio of the Fund;

             (iii) furnish a continuous investment program for the Fund;

             (iv) in its discretion, and without prior consultation with but subject to the supervision of the Adviser, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of the Fund; and

             (v) take, on behalf of the Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Company's Board of Trustees.

          (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) the Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
     (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Company or the Adviser with respect to the Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Fund by the Sub-Adviser shall at all times be subject to the review of the Adviser and the Company's Board of Trustees.

          (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep the Fund's books and records required to be maintained by, or on behalf of, the Fund with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

          (d) Reports, Evaluations and other Services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Company with respect to the Fund and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Company's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be reasonably necessary. The Sub-Adviser may make recommendations to the Adviser and the Company's Board of Trustees with respect to the Company's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Company's policies and procedures applicable to the Fund. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to the Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Company regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for the Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

     4. REPRESENTATIONS AND WARRANTIES.

          (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

             (i) The Sub-Adviser is a corporation duly organized and is in good standing under the laws of the State of Maryland and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

          (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

             (i) The Adviser is a corporation duly organized and is in good standing under the laws of the State of Ohio and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

             (ii) The Adviser is registered as an investment adviser with the Commission under the Advisers Act and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

             (iii) The Company has been duly organized as a business trust under the laws of the State of Delaware.

             (iv) The Company is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

     5. COMPENSATION. As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Company directly to the Sub-Adviser) an annual fee equal to .25% of the Fund's average daily net assets during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) up to one hundred million dollars ($100,000,000) and .20% of the Fund's average daily net assets in excess of such amount, which shall be accrued daily and paid in arrears on the first business day of each month. Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month under this Agreement shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. In the event that the total expenses of the Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Sub-Adviser will bear such excess in an amount which bears the same ratio to the amount of such excess that the Adviser bears as the amount of subadvisory fees payable pursuant hereto bears to the amount of advisory fees payable to the Adviser by the Company under the Advisory Agreement, except: (i) the Sub-Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Sub-Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Sub-Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Company's inability to qualify as a regulated investment company under the provisions of the Code. The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

     6. INTERESTED PERSONS. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Company or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Company or the Adviser.

     7. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Fund.

     8. NON-EXCLUSIVE SERVICES; LIMITATION OF SUB-ADVISER'S LIABILITY. The services of the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Fund, the Company or the Adviser for providing additional services to the Fund, the Company or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Company, the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Company, the Fund or any shareholder of the Fund in connection with the performance of this Agreement.

     9. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become effective on January 1, 1996, provided that it shall have been approved by a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

          (a) This Agreement shall continue in force until June 4, 1996. Thereafter, this Agreement shall continue in effect as to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Company or a majority of the outstanding voting securities of the Fund.

          (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

          (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to the Fund at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to the Fund by the Adviser, by a vote of the Company's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

     10. LIMITATION OF LIABILITY OF TRUSTEES AND SHAREHOLDERS. The Sub-Adviser acknowledges the following limitation of liability:

     The terms "The Victory Portfolios" and "Trustees of The Victory Portfolios" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Portfolios" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Company personally, but bind only the assets of the Company, and all persons dealing with the Company or the Fund must look solely to the assets of the Company or Fund for the enforcement of any claims against the Company or Fund.

     11. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

     12. INDEPENDENT CONTRACTOR. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Company from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     13. STRUCTURE OF AGREEMENT. This Agreement is intended to govern only the relationship between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser and the Fund or any other series of the Company, or (ii) the relationships among the respective series of the Company.

     14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     16. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at 127 Public Square, Cleveland, Ohio 44114-1306,
Attention: W. Christopher Maxwell; with a copy to Stacey L. Bauer, Esq., or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 100 East Pratt Street, Baltimore, Maryland 21202, Attention: Henry H. Hopkins, Esq., or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

T. ROWE PRICE ASSOCIATES, INC.           KEYCORP MUTUAL FUND ADVISERS, INC.

By:                                      By:
   -------------------------------           --------------------------------
    Name:                                    Name:
    Title:                                   Title:

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROXY STATEMENT.......................................................................    1
INTRODUCTION..........................................................................    2
MATTERS TO BE ACTED ON................................................................    6
PROPOSAL 1
APPROVAL OR DISAPPROVAL OF PROPOSED PLAN TO CONVERT THE VICTORY PORTFOLIOS FROM A
  MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST...........................    6
  Introduction........................................................................    6
  Description of the Current Company..................................................    6
  Description of the Successor Company................................................    7
  Similarities Between the Current Company and Successor Company......................    8
  Summary of the Conversion Plan......................................................    9
  Temporary Waiver of Certain Investment Policies.....................................   10
  Federal Income Tax Consequences of the Conversion...................................   10
  Evaluation by the Current Company's Trustees........................................   10
PROPOSAL 2
APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND
  KEYCORP ADVISERS....................................................................   11
  Introduction........................................................................   11
  Similarities Between the Current and Proposed Advisory Agreements...................   12
  Differences Between the Current and Proposed Advisory Agreements....................   13
  Board Considerations................................................................   14
  Additional Information Regarding Approvals..........................................   14
  Information About KeyCorp Advisers..................................................   15
  Fees and Fee Waivers................................................................   16
PROPOSAL 3(A)
ELECTION OF TRUSTEES..................................................................   18
  Remuneration of Trustees and Certain Executive Officers.............................   20
  Principal Executive Officers........................................................   22
  Ownership of Shares of the Funds....................................................   23
  Required Vote.......................................................................   23
PROPOSAL 3(B)
RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS............   23
  Required Vote.......................................................................   23
PROPOSAL 4
APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN KEYCORP ADVISERS AND
  SOCIETY.............................................................................   24
  Introduction........................................................................   24
  Consideration and Proposal of the Sub-Advisory Agreement............................   24
  Description of the Proposed Society Agreement.......................................   24
  Information About Society...........................................................   26
  Business Management Agreement.......................................................   26

                                                                                        PAGE
                                                                                         --
PROPOSAL 5
APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE FUND FOR INCOME
  BETWEEN KEYCORP ADVISERS AND FIRST ALBANY...........................................   27
  The Investment Adviser..............................................................   27
  Consideration and Proposal of the Sub-Advisory Agreement............................   27
  Description of the Proposed First Albany Agreement..................................   28
  Comparison of First Albany Agreement and Current Sub-Advisory Agreement.............   28
  Information About First Albany......................................................   29
PROPOSAL 6
APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE SPECIAL GROWTH FUND
  BETWEEN KEYCORP ADVISERS AND
  T. ROWE PRICE.......................................................................   30
  The Investment Adviser..............................................................   30
  Consideration and Proposal of the Sub-Advisory Agreement............................   30
  Description of the Proposed T. Rowe Agreement.......................................   30
  Comparison of T. Rowe Agreement and Current Sub-Advisory Agreement..................   31
  Information About T. Rowe Price.....................................................   31
PROPOSAL 7
APPROVAL OR DISAPPROVAL OF A CHANGE OF THE MAXIMUM REMAINING MATURITY OF PORTFOLIO
  INSTRUMENTS TO CONFORM WITH THE MATURITY PERMITTED UNDER RULE 2a-7 UNDER THE 1940
  ACT.................................................................................   34
PROPOSAL 8
APPROVAL OR DISAPPROVAL OF A RESTATEMENT OF THE INVESTMENT OBJECTIVES.................   34
  Reasons for the Proposals Regarding the Investment Objectives.......................   38
PROPOSALS 9A-P -- APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO THE FUNDAMENTAL
  INVESTMENT POLICIES OF THE FUNDS....................................................   39
  Introduction to Proposals 9a-p......................................................   39
  Introduction to Proposals 9a-e......................................................   41
PROPOSAL 9A
AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING BORROWING AND
  SENIOR SECURITIES...................................................................   41
  Explanation of the proposed changes.................................................   41
PROPOSAL 9B
ELIMINATION OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENT
  FOR THE PURPOSE OF EXERCISING CONTROL...............................................   42
PROPOSAL 9C
AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE MAKING OF
  LOANS...............................................................................   42
PROPOSAL 9D
RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
  PURCHASES OF SECURITIES ON MARGIN...................................................   43
PROPOSAL 9E
AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING
  THE SECURITIES OF OTHER ISSUERS.....................................................   43
PROPOSAL 9F
AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
  DIVERSIFICATION.....................................................................   44

                                                                                        PAGE
                                                                                         --
PROPOSAL 9G
AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
  CONCENTRATION OF INVESTMENT.........................................................   45
PROPOSAL 9H
AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS CONCERNING COMMODITIES
  AND REAL ESTATE.....................................................................   48
PROPOSAL 9I
AMENDMENT OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS
  IN OTHER INVESTMENT COMPANIES.......................................................   50
PROPOSAL 9J
RECLASSIFICATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
  SECURITIES IN WHICH AFFILIATES HAVE INVESTED........................................   51
PROPOSAL 9K
RECLASSIFICATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
  SECURITIES OF UNSEASONED ISSUERS....................................................   51
PROPOSAL 9L
AMENDMENT OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS
  IN RESTRICTED AND ILLIQUID SECURITIES...............................................   52
PROPOSAL 9M
RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTION OF THE TAX-FREE MONEY
  MARKET FUND CONCERNING THE USE OF OPTIONS...........................................   53
PROPOSAL 9N
RECLASSIFICATION OF A FUNDAMENTAL INVESTMENT RESTRICTION OF CERTAIN FUNDS CONCERNING
  THE USE OF OPTIONS..................................................................   54
PROPOSAL 9O
AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE U.S. GOVERNMENT OBLIGATIONS
  FUND CONCERNING THE PERMISSIBLE INVESTMENTS IN GOVERNMENT SECURITIES................   54
PROPOSAL 9P
CHANGE OF THE OHIO MUNICIPAL BOND FUND'S STATUS FROM DIVERSIFIED TO NONDIVERSIFIED
  UNDER THE 1940 ACT..................................................................   55
  Additional Information Regarding Proposals 9a-p.....................................   55
OTHER INFORMATION.....................................................................   56
VOTING INFORMATION AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.....................   56
SUBMISSION OF PROPOSALS FOR THE NEXT MEETING OF SHAREHOLDERS..........................   59

     Schedule 1 -- Comparison of Trust Provisions

     Schedule 2 -- Business Management Fees

EXHIBITS
--------
A            Plan of Conversion to a Delaware Business Trust
B            Delaware Trust Instrument
C            Investment Advisory Agreement with KeyCorp Advisers
D            Society Sub-Advisory Agreement
E            First Albany Sub-Advisory Agreement (Fund for Income)
F            T. Rowe Price Sub-Advisory Agreement (Special Growth Fund)

                             THE VICTORY PORTFOLIOS
                        VICTORY LIMITED TERM INCOME FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Limited Term Income Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Limited Term Income Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,


                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                      VICTORY INVESTMENT QUALITY BOND FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Investment Quality Bond Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Investment Quality Bond Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,


                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                          VICTORY SPECIAL GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Special Growth Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 6 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and T. Rowe Price Associates, Inc. ("T. Rowe Price"). This arrangement will provide for continuity of investment management operations, and it is expected that T. Rowe Price will continue to employ the same portfolio management personnel. See page 30 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Special Growth Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                           VICTORY SPECIAL VALUE FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Special Value Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Special Value Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                    VICTORY OHIO MUNICIPAL MONEY MARKET FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Ohio Municipal Money Market Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Ohio Municipal Money Market Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,


                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                         VICTORY PRIME OBLIGATIONS FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Prime Obligations Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 7 asks shareholders of the Fund to approve a change in the maximum remaining maturity for each portfolio security which may be purchased by the Fund from 13 months to 397 days in order to conform with applicable law and to provide additional flexibility to the Fund. See page 34 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Prime Obligations Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                             VICTORY BALANCED FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds (" Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Balanced Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a SubAdviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember TO SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Balanced Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                            VICTORY FUND FOR INCOME
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Fund for Income (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of the each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 5 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and First Albany Asset Management Corporation ("First Albany"). This arrangement will provide for continuity of investment management operations, and it is expected that First Albany will continue to employ the same portfolio management personnel. See page 28 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Fund for Income and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                               VICTORY VALUE FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Value Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Value Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,


                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                    VICTORY U.S. GOVERNMENT OBLIGATIONS FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory U.S. Government Obligations Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 7 asks shareholders of the Fund to approve a change in the maximum remaining maturity for each portfolio security which may be purchased by the Fund from 13 months to 397 days in order to conform with applicable law and to provide additional flexibility to the Fund. See page 34 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory U.S. Government Obligations Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                       VICTORY TAX-FREE MONEY MARKET FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Tax-Free Money Market Fund (the "Fund") as of October 3, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a SubAdviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 7 asks shareholders of the Fund to approve a change in the maximum remaining maturity for each portfolio security which may be purchased by the Fund from 13 months to 397 days in order to provide additional flexibility to the Fund. See page 34 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Tax-Free Money Market Fund and look forward to your continuing support as part of the Victory Funds family.

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                        VICTORY GOVERNMENT MORTGAGE FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Government Mortgage Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a SubAdviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Government Mortgage Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                          VICTORY GOVERNMENT BOND FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Government Bond Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Government Bond Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                         VICTORY DIVERSIFIED STOCK FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Diversified Stock Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a SubAdviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Diversified Stock Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                       VICTORY INTERNATIONAL GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory International Growth Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory International Growth Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                              VICTORY GROWTH FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Growth Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund only:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Growth Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                        VICTORY INTERMEDIATE INCOME FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Intermediate Income Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Intermediate Income Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                    VICTORY INSTITUTIONAL MONEY MARKET FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Institutional Money Market Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Institutional Money Market Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                        VICTORY FINANCIAL RESERVES FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Financial Reserves Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same Fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Financial Reserves Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                        VICTORY OHIO MUNICIPAL BOND FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Ohio Municipal Bond Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Ohio Municipal Bond Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                         VICTORY NEW YORK TAX-FREE FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory New York Tax-Free Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposal will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory New York Tax-Free Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                            VICTORY STOCK INDEX FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Stock Index Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Stock Index Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                      VICTORY NATIONAL MUNICIPAL BOND FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory National Municipal Bond Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory

National Municipal Bond Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                             THE VICTORY PORTFOLIOS
                        VICTORY OHIO REGIONAL STOCK FUND
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-3035
                                 (800) 362-5365

                                                                November 3, 1995

Dear Shareholder:

     The enclosed Proxy Statement relates to a meeting of shareholders of each of the underlying funds ("Funds") of The Victory Portfolios (the "Company"), scheduled for December 1, 1995. As a record owner of shares of Victory Ohio Regional Stock Fund (the "Fund") as of October 13, 1995, you are entitled to vote. The items you are being asked to vote upon, which are described below, were considered and unanimously approved by the Company's Board of Trustees at a meeting held September 20, 1995. For more information on any of the proposals, please refer to the page number of the Proxy Statement referenced at the end of each proposal.

     Approval of the new investment advisory and sub-advisory agreements will NOT RESULT IN AN INCREASE IN ADVISORY FEES, nor will there be a material change in services provided. The proposals will not have a material impact on the Fund's current investment management program for the foreseeable future.

The following proposals will be considered by shareholders of each of the Funds of the Company:

  ITEM 1 asks all shareholders of the Company to approve a conversion of the Company to a Delaware business trust. Management believes this change will provide more protection to shareholders and flexibility for operations. See page 6 of the Proxy Statement.

  ITEM 2 asks all shareholders of the Company to approve a new investment advisory agreement between the Company and KeyCorp Mutual Fund Advisers, Inc. ("KeyCorp Advisers"), an affiliate of Society Asset Management Inc. ("Society"), the Fund's current investment adviser. Society will continue to provide day-to-day management services to the Fund as a Sub-Adviser (see Item 4 below). The purpose for this proposal is to consolidate certain administrative operations within one new entity, and it is expected that KeyCorp Advisers will continue to employ the same fund management personnel that now serve the Fund. See page 11 of the Proxy Statement.

  ITEM 3(A) asks all shareholders of the Company to elect seven Trustees to serve as members of the Board of Trustees of the Company. See page 18 of the Proxy Statement.

  ITEM 3(B) asks all shareholders of the Company to ratify the selection of Coopers & Lybrand LLP as independent auditors for the next fiscal year. See page 23 of the Proxy Statement.

The following proposals will be considered by shareholders of this Fund:

  ITEM 4 asks shareholders of the Fund to approve a new Investment Sub-Advisory Agreement between KeyCorp Advisers and Society, subject to shareholder approval of Item 2. This arrangement will provide for continuity of investment management operations -- Society expects to continue to employ the same portfolio management personnel. See page 24 of the Proxy Statement.

  ITEM 8 asks shareholders of the Fund to approve a restatement of the Fund's investment objective and ITEM 9 asks shareholders to approve changes to certain of the Fund's fundamental investment restrictions, to, among other things, modernize the investment objective, policies and restrictions and provide greater flexibility in managing the Fund. See page 34 and page 39 of the Proxy Statement.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS CONTAINED IN THE PROXY STATEMENT.

     Please take a moment to sign and return your proxy card in the enclosed postage paid envelope. Remember to SIGN AND RETURN ALL PROXY CARDS you receive. We appreciate your commitment to the Victory Ohio Regional Stock Fund and look forward to your continuing support as part of the Victory Funds family.

     In order to hold the meeting, a quorum of the Fund's shares must be present in person or by proxy. You can help reduce the cost of additional mailings by promptly returning your signed proxy. No matter how many shares you own, your vote counts!

                                            Sincerely,

                                            /s/ Scott A. Englehart

                                            SCOTT A. ENGLEHART
                                            Secretary

                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY INVESTMENT QUALITY BOND FD
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY SPECIAL GROWTH FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 6

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 6.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and T. Rowe Price
        Associates, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY SPECIAL VALUE FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY GOVERNMENT MORTGAGE FD
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            111

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY BALANCED FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY VALUE FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY STOCK INDEX FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY PRIME OBLIGATIONS FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           118

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 7, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, 9h, 9i, 9j, 9k, and 9n

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 7.     Vote on Proposal to approve a change in the
        maximum remaining maturity of portfolio
        instruments.                                            /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /

 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /


 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /

 9l.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in restricted and
        illiquid securities.                                    /  /      /  /      /  /



                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY TAX-FREE MONEY MARKET FD
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           120

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 7, 8, 9a, 9b, 9c, 9d, 9e, 9g, 9h, 9i, 9j, 9k, 9l, 9m, and 9n

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 7.     Vote on Proposal to approve a change in the
        maximum remaining maturity of portfolio
        instruments.                                            /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /

 9l.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in restricted and
        illiquid securities.                                    /  /      /  /      /  /

 9m.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options (fundamental
        policies).                                              /  /      /  /      /  /

 9n.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options.                               /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY LIMITED TERM INCOME FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           117

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, 9h, 9i, 9j, 9k, and 9n

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /

 9n.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options.                               /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY OHIO REGIONAL STOCK FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           117

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, 9h, 9i, 9j, 9k, and 9n

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /

 9n.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options.                               /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY DIVERSIFIED STOCK FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           117

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, 9h, 9i, 9j, 9k, and 9n

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /

 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /


 9n.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options.                               /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY NEW YORK TAX-FREE FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY NEW YORK TAX-FREE FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY INTERNATIONAL GROWTH FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           117

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, 9h, 9i, 9j, 9k, and 9l

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /

 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /


 9l.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in restricted and
        illiquid securities.                                    /  /      /  /      /  /



                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY NAT'L MUNI BOND FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY NAT'L MUNI BOND FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY GOVERNMENT BOND FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY GOVERNMENT BOND FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY FUND FOR INCOME
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 5

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 5.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and First Albany
        Asset Management, Inc.                                  /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY INSTL MONEY MARKET FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            104

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, and 4

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY GROWTH FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g, and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's investment objective.                        /  /      /  /       /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9f.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY OHIO MUNICIPAL BOND FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                           117

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:

3a.  Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
     H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9g, 9h, 9i, 9j, 9k, 9l, 9n, and 9p

   FOR all                            WITHHOLD                     INSTRUCTIONS: To withhold authority to vote
   nominees listed                    authority to                 for any individual nominee, write that
   (except as                         vote for all                 nominee's name in the space provided below.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       _________________________________________________
                                                                FOR     AGAINST    ABSTAIN
                                                                ---     -------    -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /      /  /

 2.     Vote on Proposal to approve a new
        Investment Advisory Agreement with KeyCorp
        Mutual Fund Advisers, Inc.                              /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new
        Investment Sub-Advisory Agreement between
        KeyCorp Mutual Fund Advisers, Inc. and
        Society Asset Management, Inc.                          /  /      /  /      /  /

 9a.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

 9b.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /      /  /

 9c.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /      /  /

 9d.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /      /  /

 9e.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /      /  /

 9g.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

 9h.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /

 9i.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in other investment
        companies.                                              /  /      /  /      /  /

 9j.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities in which affiliates have
        invested.                                               /  /      /  /      /  /

 9k.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding securities of unseasoned issuers.             /  /      /  /      /  /

 9l.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investments in restricted and
        illiquid securities.                                    /  /      /  /      /  /

 9n.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding use of options.                               /  /      /  /      /  /

 9p.    Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding change of status from a diversified
        to a nondiversified fund.                               /  /      /  /      /  /

                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE __________________________________ DATE __________                            PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE __________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON.


                                                                                    PLEASE SEE VOTING INSTRUCTION #2 ON REVERSE
                                                                                    THE VICTORY INTERMEDIATE INCOME FUND
                                                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                                                    AS OF 10/13 TO BE HELD ON 12/01/95 AT 9:00 A.M.

                                                                                    ACCOUNT NO:

                                                                                    CUSIP NO:                            113

   DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE FOLLOWING TRUSTEES:
3a. Robert G. Brown, Edward P. Campbell, Harry Gazelle, Thomas F. Morrissey, Stanley I. Landgraf, Leigh A. Wilson and
    H. Patrick Swygert.

   AND A VOTE FOR PROPOSALS 1, 2, 3b, 4, 8, 9a, 9b, 9c, 9d, 9e, 9f, 9g and 9h

   FOR all                            WITHHOLD                     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
   nominees listed                    authority to                 FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
   (except as                         vote for all                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
   marked to the                      nominees
   contrary at right)

       /  /                             /  /                       __________________________________________________

                                                                FOR     AGAINST     ABSTAIN
                                                                ---     -------     -------
 1.     Vote on Proposal to approve a conversion of
        the Company to a Delaware business trust.               /  /      /  /       /  /

 2.     Vote on Proposal to approve a new Investment
        Advisory Agreement with KeyCorp Mutual Fund
        Advisers, Inc.                                          /  /      /  /       /  /

 3b.    Vote on Proposal to ratify the selection of
        independent auditors, Coopers & Lybrand
        L.L.P.                                                  /  /      /  /       /  /

 4.     Vote on Proposal to approve a new Investment
        Sub-Advisory Agreement between KeyCorp
        Mutual Fund Advisers, Inc. and Society Asset
        Management, Inc.                                        /  /      /  /       /  /

 8.     Vote on Proposal to approve a restatement of
        the Fund's Investment objective.                        /  /      /  /       /  /

9a.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding borrowing and senior securities.              /  /      /  /       /  /

9b.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding investment for the purpose of
        exercising control.                                     /  /      /  /       /  /

9c.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding making of loans.                              /  /      /  /       /  /

9d.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding purchases of securities on margin.            /  /      /  /       /  /

9e.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding underwriting securities of other
        issuers.                                                /  /      /  /       /  /

9f.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding diversification.                              /  /      /  /       /  /

9g.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding concentration of investments.                 /  /      /  /      /  /

9h.     Vote on Proposal to approve changes to the
        Fund's fundamental investment restriction
        regarding commodities and real estate.                  /  /      /  /      /  /


                                                                                        NOTE: Such other business as may properly
                                                                                        come before the meeting or any adjournment
                                                                                        thereof.

SIGNATURE ___________________________________ DATE __________                           PLEASE MARK ALL BOXES LIKE THIS     / X /

SIGNATURE ___________________________________ DATE __________

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a         PLEASE 'X' HERE ONLY IF YOU PLAN TO
fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,                       ----
etc., please so indicate. Corporate and partnership proxies should be signed            ATTEND THE MEETING AND VOTE YOUR
by an authorized person indicating the person's title.                                  SHARES IN PERSON                    /  /


                           PROXY VOTING INSTRUCTIONS

 THE FOLLOWING CONSTITUTES THE REVERSE SIDE OF EACH OF THE PREVIOUS PROXY CARDS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE BUSINESS REPLY ENVELOPE, ALSO ENCLOSED. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -- WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU BY THE TENTH DAY BEFORE THE MEETING, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES, ON THE TENTH DAY. IF PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO MEETING DATE. IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL,

NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -- WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS. IF WE DO NOT HEAR FROM YOU BY THE TENTH DAY BEFORE THE MEETING, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE, ON THE TENTH DAY, IF PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO MEETING DATE. IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 -- IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 - REMINDER -- WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

--------------------------------------------------------------------------------

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                                BALANCED FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Balanced Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 A

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           A

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                                  VALUE FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Value Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 B

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           B

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                                 GROWTH FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Growth Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 C

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           C

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           INTERMEDIATE INCOME FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Intermediate Income Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 D

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           D

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                         INVESTMENT QUALITY BOND FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Investment Quality Bond Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 E

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           E

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                              SPECIAL VALUE FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Special Value Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 F

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           F

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                               STOCK INDEX FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Stock Index Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 G

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin          (g)Concentration of Investment
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers   (h)Commodities and Real Estate
   (c)Making of Loans                                 (f)Diversification                                                           G

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           OHIO REGIONAL STOCK FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Ohio Regional Stock Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 H

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (e)Underwriting Securities of Other Issuers   (i)Investments in Other
                                                                                                       Investment Companies
   (b)Investment for Purposes of Exercising Control   (f)Diversification                            (j)Securities in Which
                                                                                                       Affiliates Have Invested
   (c)Making of Loans                                 (g)Concentration of Investment                (k)Securities of Unseasoned
                                                                                                       Issuers
   (d)Purchases of Securities on Margin                (h)Commodities and Real Estate                (n)Use of Options

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                            DIVERSIFIED STOCK FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Diversified Stock Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 I

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (e)Underwriting Securities of Other Issuers   (i)Investments in Other
                                                                                                       Investment Companies
   (b)Investment for Purposes of Exercising Control   (f)Diversification                            (j)Securities in Which
                                                                                                       Affiliates Have Invested
   (c)Making of Loans                                 (g)Concentration of Investment                (k)Securities of Unseasoned
                                                                                                       Issuers
   (d)Purchases of Securities on Margin               (h)Commodities and Real Estate                (n)Use of Options              I

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           LIMITED TERM INCOME FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Limited Term Income Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 J

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (e)Underwriting Securities of Other Issuers   (i)Investments in Other
                                                                                                       Investment Companies
   (b)Investment for Purposes of Exercising Control   (f)Diversification                            (j)Securities in Which
                                                                                                       Affiliates Have Invested
   (c)Making of Loans                                 (g)Concentration of Investment                (k)Securities of Unseasoned
                                                                                                       Issuers
   (d)Purchases of Securities on Margin               (h)Commodities and Real Estate                (n)Use of Options              J

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           FINANCIAL RESERVES FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Financial Reserves Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 K

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   K

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                             GOVERNMENT BOND FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Government Bond Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 L

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   L

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                       INSTITUTIONAL MONEY MARKET FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Institutional Money Market Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 M

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   M

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                         NATIONAL MUNICIPAL BOND FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the National Municipal Bond Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 N

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   N

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                            NEW YORK TAX-FREE FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the New York Tax-Free Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 O

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   O

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                       OHIO MUNICIPAL MONEY MARKET FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Ohio Municipal Money Market Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 P

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.






                                                                                                                                   P

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                               FUND FOR INCOME
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Fund for Income (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 Q

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

5. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and First Albany Asset Management Corporation.






                                                                                                                                   Q

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           GOVERNMENT MORTGAGE FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Government Mortgage Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 R

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (d)Purchases of Securities on Margin
   (b)Investment for Purposes of Exercising Control   (e)Underwriting Securities of Other Issuers
   (c)Making of Loans                                 (h)Commodities and Real Estate                                               R

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                          INTERNATIONAL GROWTH FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the International Growth Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 S

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (e)Underwriting Securities of Other Issuers   (i)Investments in Other
                                                                                                       Investment Companies
   (b)Investment for Purposes of Exercising Control   (f)Diversification                            (j)Securities in Which
                                                                                                       Affiliates Have Invested
   (c)Making of Loans                                 (g)Concentration of Investment                (k)Securities of Unseasoned
                                                                                                       Issuers
   (d)Purchases of Securities on Margin               (h)Commodities and Real Estate                (l)Investments in Restricted
                                                                                                       and Illiquid Securities     S

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                           OHIO MUNICIPAL BOND FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Ohio Municipal Bond Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 T

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (g)Concentration of Investment                (l)Investments in Restricted and
                                                                                                       Illiquid Securities
   (b)Investment for Purposes of Exercising Control   (h)Commodities and Real Estate                (n)Use of Options
   (c)Making of Loans                                 (i)Investments in Other Investment            (p)Change of Status to
                                                         Companies                                     Nondiversified Fund
   (d)Purchases of Securities on Margin               (j)Securities in Which Affiliates
                                                         Have Invested
   (e)Underwriting Securities of Other Issuers        (k)Securities of Unseasoned Issuers                                          T

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                            PRIME OBLIGATIONS FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Prime Obligations Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 U

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

7. Vote on Proposal to approve a change in the maximum remaining maturity of portfolio instruments.         / /     / /       / /

8. Vote on Proposal to approve a restatement of the Fund's investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (e)Underwriting Securities of Other Issuers   (i)Investments in Other
                                                                                                       Investment Companies
   (b)Investment for Purposes of Exercising Control   (f)Diversification                            (j)Securities in Which
                                                                                                       Affiliates Have Invested
   (c)Making of Loans                                 (g)Concentration of Investment                (k)Securities of Unseasoned
                                                                                                       Issuers
   (d)Purchases of Securities on Margin               (h)Commodities and Real Estate                (l)Investments in Restricted
                                                                                                       and Illiquid Securities     U

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                             SPECIAL GROWTH FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Special Growth Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 V

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

6. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and T. Rowe Price Associates, Inc.






                                                                                                                                   V

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                          TAX-FREE MONEY MARKET FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the Tax-Free Money Market Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 W

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

7. Vote on Proposal to approve a change in the maximum remaining maturity of portfolio instruments.         / /     / /       / /

8. Vote on Proposal to approve a restatement of the Fund's Investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (g)Concentration of Investment                (l)Investments in Restricted and
                                                                                                       Illiquid Securities
   (b)Investment for Purposes of Exercising Control   (h)Commodities and Real Estate                (m)Use of Options policy
   (c)Making of Loans                                 (i)Investments in Other Investment            (n)Use of Options
                                                         Companies
   (d)Purchases of Securities on Margin               (j)Securities in Which Affiliates
                                                         Have Invested
   (e)Underwriting Securities of Other Issuers        (k)Securities of Unseasoned Issuers                                          W

                                   1678alt


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!








IN ORDER TO HOLD THE MEETING, A QUORUM OF A FUND'S SHARES MUST BE PRESENT IN PERSON OR BY PROXY. YOU CAN HELP REDUCE THE COST OF ADDITIONAL MAILINGS BY PROMPTLY RETURNING YOUR SIGNED PROXY. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE COUNTS!!



                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!


                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------
                            THE VICTORY PORTFOLIOS
                       U.S. GOVERNMENT OBLIGATIONS FUND
              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 1, 1995


Know all men by these presents, that the undersigned holder of shares of beneficial interest of the U.S. Government Obligations Fund (the "Fund") of The Victory Portfolios (the "Company"), a Massachusetts business trust, does hereby constitute and appoint Kathleen Dennis and Karen Haber, or either of them, the attorneys and proxies of the undersigned with full power of substitution and appointment, for, and in the name, place and stead, of the undersigned to vote all the undersigned's shares of beneficial interest of the Fund at the Special Meeting of Shareholders of the Fund to be held at 3435 Stelzer Road, Columbus, Ohio on December 1, 1995, at 9:30 A.M., Eastern time, and at any and all adjournments thereof, in the manner set forth on the reverse side of this card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS. Please refer to the Proxy Statement for a discussion of the proposals set forth on the reverse side of this card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                             NOTE: The numerical designation of
                                             each item on the reverse side
                                             corresponds to its Proposal number
                                             in the Proxy Statement; any Proxy
                                             Statement Proposals which are
                                             inapplicable to the Fund have been
                                             omitted from this Proxy Card.

                                             Please sign exactly as name
                                             appears on this card. When shares
                                             are held by joint tenants, all
                                             should sign. When signing as
                                             executor, administrator, trustee
                                             or guardian, please give title. If
                                             corporation or partnership, sign
                                             in entity's name and by authorized
                                             person.

                                             __________________________________
                                                          Signature

                                             __________________________________
                                                 Signature (if held jointly)

                                             Dated:____________________, 1995 X

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!






                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!




                     IF YOU RECEIVED MORE THAN ONE PROXY
                  CARD, PLEASE BE SURE TO RETURN ALL CARDS!
                                                 ---




                 Please detach at perforation before mailing.


--------------------------------------------------------------------------------

TO VOTE, MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MARKED AS TO ANY PROPOSAL(S), THIS PROXY WILL BE VOTED FOR
APPROVAL OF SUCH PROPOSAL(S).
                                                                                                            For    Against   Abstain
1. Vote on Proposal to approve a conversion of the Company to a Delaware business trust.                    / /      / /       / /

2. Vote on Proposal to approve a new Investment Advisory Agreement with KeyCorp Mutual Fund Advisers, Inc.  / /     / /       / /

3a. Vote on Proposal to elect new Board members; the nominees are:
 R. Brown    E. Campbell   H. Gazelle   T. Morrissey   S. Landgraf   L. Wilson   H.P. Swygert
     For       Withhold     For All Except
     / /         / /             / /               TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                   INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                                   THE NOMINEE'S NAME ABOVE.

3b. Vote on Proposal to ratify the selection of independent auditors, Coopers and Lybrand L.L.P.            / /     / /       / /

4. Vote on Proposal to approve a new Investment Sub-Advisory Agreement between KeyCorp Mutual Fund          / /     / /       / /
   Advisers, Inc. and Society Asset Management, Inc.

7. Vote on Proposal to approve a change in the maximum remaining maturity of portfolio instruments.         / /     / /       / /

8. Vote on Proposal to approve a restatement of the Fund's Investment objective.                            / /     / /       / /

9. Vote on Proposals to approve changes to the Fund's fundamental investment restrictions. The lettering of the items below matches the lettering of the Proposals.
   FOR the changes to each restriction      Abstain    For All Except        FOR ANY CHANGES YOU DO NOT WISH TO APPROVE,
   listed below   / /                         / /           / /              STRIKE A LINE THROUGH THE RESTRICTION BELOW.
   (a)Borrowing and Senior Securities                 (h)Commodities and Real Estate                (o)Investments in Government
                                                                                                       Securities
   (b)Investment for Purposes of Exercising Control   (i)Investments in Other Investment Companies
   (c)Making of Loans                                 (j)Securities in Which Affiliates
                                                         Have Invested
   (d)Purchases of Securities on Margin               (k)Securities of Unseasoned Issuers
   (e)Underwriting Securities of Other Issuers        (l)Investments in Restricted and Illiquid
                                                         Securities                                                                X